VANGUARD(R) VARIABLE
INSURANCE FUND

March 31, 2000


semiannual


MONEY MARKET PORTFOLIO

SHORT-TERM
  CORPORATE PORTFOLIO

HIGH-GRADE BOND PORTFOLIO

HIGH YIELD BOND PORTFOLIO

BALANCED PORTFOLIO

EQUITY INCOME PORTFOLIO

DIVERSIFIED VALUE PORTFOLIO

EQUITY INDEX PORTFOLIO

MID-CAP INDEX PORTFOLIO

GROWTH PORTFOLIO

SMALL COMPANY
  GROWTH PORTFOLIO

INTERNATIONAL PORTFOLIO

REIT INDEX PORTFOLIO


[PHOTO]

                                                       [THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

        In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

        We don't think so.

        The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

        Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

        And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

        However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

        Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

        - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

        - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

        - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

        - Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.


CONTENTS

REPORT FROM THE CHAIRMAN ............................1

THE MARKETS IN PERSPECTIVE ..........................7

REPORTS FROM THE ADVISERS ...........................9

PERFORMANCE SUMMARIES ..............................21

PORTFOLIO PROFILES .................................27

FINANCIAL STATEMENTS ...............................43


   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN


Stock prices soared and bond prices slipped during the eventful first half of Vanguard Variable Insurance Fund's 2000 fiscal year.

        For the six months ended March 31, 2000, the returns of our 13 portfolios ranged from an astounding 70.8% for our Small-Company Growth Portfolio to a disappointing -6.4% for our Diversified Value Portfolio. Though several of our portfolios registered terrific absolute gains, our overall performance relative to our competitors was a bit lacking. Only five of our portfolios--and just two of our eight equity funds--earned returns that topped the results of their average peers.

        This report presents the six-month total returns (capital change plus reinvested dividends) for our portfolios, along with the results for their comparative standards. The total return figures reflect the change in net asset value for each portfolio, adjusted to include the reinvestment of any income or capital gains distributions. Performance Summaries for the portfolios, including a breakdown of each fiscal year return into its income and capital components, are presented on pages 21-26. The returns for the portfolios of Vanguard Variable Insurance Fund are higher than those of the portfolios in the Vanguard Variable Annuity Plan, which take into account the administrative and insurance expenses associated with the plan.

THE PERIOD IN REVIEW

During the half-year ended March 31, the remarkably vibrant U.S. economy completed its 108th month of uninterrupted expansion--a record nine full years without a recession. For the last quarter of 1999, the economy grew at an astounding 7.3% rate.

        This overall economic strength--and the rosy outlook it engendered among investors--helped drive stocks higher. The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, rose an impressive 23.2% for the six months.

        However, returns were wildly disparate within the market. Small- and mid- capitalization stocks far outpaced large-cap companies. The Wilshire 4500 Completion Index--essentially the total U.S. market minus the large-cap Standard & Poor's 500 Index--had a total return of 42.6% for the period. And despite a brief rally of "old economy" stocks in late March, it was the "new economy" (i.e., technology, media, and telecommunications) stocks that dominated the market, as they did in 1999. The growth component of the S&P 500 Index--made up of stocks with above-average prices in relation to such measures as earnings and book value--gained 24.7%, while the value component returned 9.2%. The tech-heavy Nasdaq Composite Index rose 67.3% for the period.

        Meanwhile, after years of mostly nominal inflation, the cost of living seemed to be on the rise, though much of the increase stemmed from a sharp hike in oil prices that many analysts regarded as temporary. In March, the Consumer Price Index was 3.7% above its level of a year earlier.

        The Federal Reserve Board--fearing that the rapidly growing economy would spur rising prices--took action March 21, raising short-term interest rates by 25 basis points (0.25 percentage point) for the fifth time in nine months. The Fed's action, together with the U.S. Treasury's announced plans to buy back some of its long-term debt, caused a relatively rare "inversion of the yield curve"--a situation in which yields of short-term debt exceed those of long-term bonds. During the six months, the 30-year Treasury bond's yield declined 22 basis points (0.22 percentage point) to 5.83%, while the yield of a 3-month Treasury bill rose 102 basis points to 5.87%. The Lehman Brothers Aggregate Bond Index, a proxy for the entire taxable bond market, returned 2.1% for the six months.

        International markets generally performed well, though returns among countries and industries varied widely, as they often do. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 22.5% in local currency for the six months and 17.0% in U.S. dollars. Several markets produced outstanding total returns during the period, including Finland (135% in local currency), Sweden (82%), Canada (46%), and Germany (48%). Overall, the gains around the world were led, not surprisingly, by strong advances among technology shares, particularly telecommunications and media companies.

        A summary of the half-year results of each of our portfolios follows. (Note: All comparative fund group returns are derived from data provided by Lipper Inc.)

FIXED-INCOME PORTFOLIOS

Our MONEY MARKET PORTFOLIO earned a return of 2.9% during the six months, outpacing the 2.5% return of the average money market mutual fund and the 2.6% return of an unmanaged index of 3-month U.S. Treasury bills. As always, our performance margin over our competitors was directly tied to our much lower costs. Our annualized expense ratio (expenses as a percentage of average net assets) is 0.18%, or $1.80 per $1,000 invested--just a fraction of the 0.83%, or $8.30 per $1,000, charged by the average money market mutual fund.

----------------------------------------------------------
                                         TOTAL RETURNS
                                       SIX MONTHS ENDED
                                        MARCH 31, 2000
----------------------------------------------------------
MONEY MARKET PORTFOLIO*                      2.9%
  (SEC 7-Day Annualized
  Yield: 5.81%)
Average Money Market Fund                    2.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   2.6
----------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO               2.4%
Average 1-5 Year Investment Grade Fund       1.8
Lehman 1-5 Year Investment Grade Index       1.8
----------------------------------------------------------
HIGH-GRADE BOND PORTFOLIO                    2.3%
Average Intermediate
  Government Fund                            1.5
Lehman Aggregate Bond Index                  2.1
----------------------------------------------------------
HIGH YIELD BOND PORTFOLIO                    0.7%
Average High Current Yield Fund              1.1
Lehman High Yield Index                     -0.7
----------------------------------------------------------

*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

        Our SHORT-TERM CORPORATE PORTFOLIO returned 2.4%, topping the 1.8% return of both our average peer and an unmanaged index of short-term securities.

        Our HIGH-GRADE BOND PORTFOLIO returned 2.3% for the half-year, ahead of the 1.5% return of our average peer and the 2.1% gain of our benchmark, the Lehman Aggregate Bond Index.

        During a difficult period for lower-quality bonds, our HIGH YIELD BOND PORTFOLIO earned a total return of 0.7%-- a result that was 0.4 percentage point behind that of its average competitor but ahead of the -0.7% return of the Lehman High Yield Index. Generally, our portfolio invests in bonds that, while they are below investment-grade, still have higher credit quality--and thus lower credit risk--than those owned by competing funds. Over the past two years, higher-yielding securities have suffered from lackluster demand, apparently the result of the above-average returns generated by stocks (which have lured investors from high-yielding bonds to equities) and concern about the safety of lower-quality bonds.

BALANCED PORTFOLIO

Our BALANCED PORTFOLIO returned 0.9% during the six months, well below the 10.5% return of the average balanced fund. Our return was also well behind the 11.8% return of our unmanaged benchmark, a composite index weighted 65% in the S&P 500 Index and 35% in high-quality, long-term bonds. In both cases, our shortfall can be traced to the relatively weak performance of value-oriented stocks, which our fund emphasizes.

---------------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                          MARCH 31, 2000
---------------------------------------------------------------
BALANCED PORTFOLIO                            0.9%
Average Balanced Fund                        10.5
Composite Stock/Bond Index*                  11.8
---------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

        It's important to note that the Board of Trustees recently approved a change in the benchmark for the portfolio's bond segment, effective April 1, 2000. The change to the new benchmark--the Lehman Corporate A or Better Index--will significantly reduce the bond segment's duration, and thus its sensitivity to interest rate changes, and will slightly lower its credit quality. We do not expect the shift to significantly affect the portfolio's long-term returns; however, it will decrease the volatility of the bond holdings and will expand the number of high-quality investment-grade bonds available to the portfolio.

DOMESTIC EQUITY PORTFOLIOS

Our EQUITY INCOME PORTFOLIO provided a negative total return of -3.6% for the six months, reflecting the relatively poor performance of petroleum-related stocks and other higher-yielding issues that the portfolio emphasizes. A major portion of our shortfall compared with our benchmarks resulted from our avoidance of the technology sector, which includes many companies that do not pay dividends or that pay very little. These companies, which accounted for almost 80% of the return of the S&P 500 Index during the six months are, of course, not candidates for inclusion in a portfolio for which income is a primary objective.

        Our DIVERSIFIED VALUE PORTFOLIO earned the lowest return among our 13 portfolios, registering a total return of -6.4%. The fund's average competitor earned 9.8%, while the Russell 1000 Value Index--a good measure of large value stocks--gained 5.9%. Quite simply, several of our portfolio's stocks performed horribly during the first five months of the period, producing a return of -18.5%. But then our results turned around dramatically as value stocks returned to favor. Essentially the same group of stocks advanced an amazing 15% in March alone, helping to make up some of the earlier shortfall.

        The EQUITY INDEX PORTFOLIO booked a six-month return of 17.5%, exactly matching the return of its target benchmark, the S&P 500 Index. Relative to other large-cap stock mutual funds, our performance was subpar. The reason was that the index and our portfolio held smaller stakes in the high-flying technology sector.

------------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                          MARCH 31, 2000
------------------------------------------------------------
EQUITY INCOME PORTFOLIO                      -3.6%
Average Equity Income Fund                    3.0
S&P 500 Index                                17.5
Russell 1000 Value Index                      5.9
------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                  -6.4%
Average Large-Cap Value Fund                  9.8
S&P 500 Index                                17.5
Russell 1000 Value Index                      5.9
------------------------------------------------------------
EQUITY INDEX PORTFOLIO                       17.5%
Average General Equity Fund                  29.1
S&P 500 Index                                17.5
------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                      32.5%
Average Mid-Cap Core Fund                    49.0
S&P MidCap 400 Index                         32.1
------------------------------------------------------------
GROWTH PORTFOLIO                             26.6%
Average Large-Cap Growth Fund                37.6
S&P 500 Index                                17.5
Russell 1000 Growth Index                    34.1
------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO               70.8%
Average Small-Cap Growth Fund                65.4
Russell 2000 Index                           26.8
Small Company Growth Fund
   Stock Index*                              38.7
------------------------------------------------------------
REIT INDEX PORTFOLIO                          1.9%
Average Real Estate Fund                      2.0
Morgan Stanley REIT Index                     1.9
------------------------------------------------------------

*Provided by Vestek Systems; tracks the stocks held by the 25 largest small-cap mutual funds.

        A relatively light commitment to technology shares also explained the comparatively poor results of our MID-CAP INDEX PORTFOLIO, which earned an excellent absolute return of 32.5% for the six months, but trailed the average return of actively managed mid-cap mutual funds by nearly 17 percentage points.

        Large-cap growth companies continued their impressive surge during the six months, helping to propel our GROWTH PORTFOLIO to an advance of 26.6%. Here too, however, a return that is impressive in absolute terms was disappointing when compared with the results of similar funds. We fell 11 percentage points short of the average large-cap growth fund's return and 7.5 percentage points short of the return of the Russell 1000 Growth Index, a good measure of the types of stocks that our portfolio emphasizes. As with the Mid-Cap Index Portfolio, our return suffered from a lighter commitment to some of the fastest-growing--and most speculative--technology companies.

        Our SMALL COMPANY GROWTH PORTFOLIO earned the highest return among our 13 portfolios, recording a stunning six-month gain of 70.8%. Our terrific return (the equivalent of about six years worth of average stock-market gains) resulted from the nearly unprecedented performance of tech stocks and health-care--mainly biotech--issues. The portfolio's tech stocks, which made up about 30% of its assets, soared 178% during the six months, and its health-care stocks (about 25% of assets) climbed 170%. Our average peer also benefited from the tech advances, returning 65.4% for the period.

        Our REIT INDEX PORTFOLIO earned a six-month return of 1.9%, right in line with other real-estate funds and our target index. REIT funds fell victim to a combination of two factors: higher interest rates, which can inflict a double-whammy of higher borrowing costs and increased investment competition from bonds; and a slightly higher supply of REIT issues, which lowered prices.

INTERNATIONAL PORTFOLIO

Our INTERNATIONAL PORTFOLIO earned a terrific six-month return of 29.2%, ahead of the 17.0% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, and the 27.0% return of the average international fund.

On March 31, one of the fund's largest commitments to a single country was its nearly 20% stake in Japan, where stocks gained 12% in yen and 17% in U.S. dollars. (For U.S. investors, a strong dollar diminishes the returns from international investments while a weaker dollar augments international returns.) Overall, our portfolio benefited from its solid exposure to technology, media, and telecommunications companies.

----------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         MARCH 31, 2000
----------------------------------------------------------
INTERNATIONAL PORTFOLIO                     29.2%
Average International Fund                  27.0
MSCI EAFE Index                             17.0
----------------------------------------------------------

IN SUMMARY

In the first two weeks of April, just after the end of this reporting period, U.S. technology stocks plummeted and their returns slipped into negative territory for the calendar year, while value stocks registered modest gains. This episode served to show how quickly and unpredictably market sectors can move into and out of favor.

        Because the financial markets are ever-unpredictable, we advocate the time-tested strategy of diversification and investing for the long run. Holding well-diversified stock funds, as well as bond and money market funds, gives you exposure to the major asset classes and can help you to maintain your balance in turbulent times. We urge investors to base their investment program on their own goals, time horizon, and risk tolerance--and to stick with their plan over the long haul.

        For their part, the low-cost portfolios of Vanguard Variable Insurance Fund can help investors diversify their holdings while taking advantage of the tax benefits available through a variable annuity or variable life insurance plan.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

April 20, 2000

NOTICE TO SHAREHOLDERS

CHANGE IN BENCHMARK FOR SMALL COMPANY GROWTH PORTFOLIO

The Board of Trustees of Vanguard Variable Insurance Fund has approved a change in the investment benchmark for the Small Company Growth Portfolio. On June
30, 2000, the portfolio's benchmark will change from the Small Company Growth Fund Stock Index to the Russell 2000 Growth Index. The new benchmark will be cited in fund reports to help investors evaluate our relative performance, and it will help determine the compensation paid to the portfolio's investment adviser, Granahan Investment Management, Inc. Because the two indexes' characteristics are broadly similar, the change will have no effect on the portfolio's composition, investment policies, strategies, or risk level.

THE REASON FOR THE CHANGE

The Small Company Growth Fund Stock Index, which has been the portfolio's benchmark since late 1997, is made up of the stocks held by the 25 largest small- capitalization mutual funds. (The index is adjusted annually according to Lipper Inc.'s classification of small-cap funds.) While this index has been a suitable benchmark for the Small Company Growth Portfolio, the Russell 2000 Growth Index is equally suitable and is a more widely recognized measure of the performance of small-cap growth stocks. The Trustees believe that the Russell index will be easier for investors to understand and follow.

AMENDING THE ADVISORY CONTRACT

Compensation for the portfolio's investment adviser, Granahan Investment Management, Inc., is tied to the portfolio's performance relative to that of its unmanaged index benchmark. Accordingly, the fund's advisory contract will be amended to adopt the new benchmark for determining compensation after June 30, 2000. All other terms of the advisory contract will remain the same.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 2000







A strong economy and an extraordinary run-up in prices for technology stocks carried broad market indexes higher during a volatile but generally rewarding six months ended March 31, 2000.

        The rise in stocks was surprising in light of higher inflation and rising interest rates, both of which did some damage to bond prices. For stock investors, however, worries about inflation and interest rates did little to dampen enthusiasm for technology, telecommunications, and media companies.

        The U.S. economy continued its rapid growth during the semiannual period. Gross domestic product, an estimate of total economic output, increased at a 7.3% pace, even after inflation, during the final three months of 1999. The economy expanded by more than 4% during 1999, which is a brisk clip for a large economy, especially one that in March completed a record 108 consecutive months without a recession.

-------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                              PERIODS ENDED MARCH 31, 2000
                                          -------------------------------------
                                           6 MONTHS      1 YEAR     5 YEARS*
-------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             17.5%        17.9%       26.8%
   Russell 2000 Index                        26.8         37.3        17.2
   Wilshire 5000 Index                       23.2         24.0        25.9
   MSCI EAFE Index                           17.0         25.4        12.7
-------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                2.1%         1.9%        7.1%
   Lehman 10 Year Municipal Bond Index        2.2          0.5         6.2
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.6          5.0         5.2
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.9%         3.7%        2.5%
-------------------------------------------------------------------------------

*Annualized.

        Inflation measures sent mixed messages. Higher oil prices did cause the Consumer Price Index to increase by 1.9% and 3.7% for the six- and twelve-month periods ended March 31. But if energy and food prices were factored out, inflation remained tame. Nonetheless, the Federal Reserve Board, concerned that rapid growth and low unemployment (around 4% of the workforce) would cause inflation to build momentum, continued the efforts it began in June 1999 to slow the economy. The Fed raised its target for short-term interest rates by 0.25 percentage point on three occasions during the six months, bringing the federal funds rate to 6.0%.

U.S. STOCK MARKETS

The technology sector continued to dominate the stock market during the half-year, although it suffered some setbacks. Over a five-week period from March 10 through April 14, technology stocks fell sharply and the Nasdaq Composite Index, which is dominated by large tech issues, declined -34%. However, for the six months ended March 31, the Nasdaq Composite registered an incredible 67.3% return.

        The overall stock market, as measured by the Wilshire 5000 Index, posted a 23.2% gain. Large-capitalization stocks didn't do quite as well--the S&P 500 Index returned 17.5%. The small-cap Russell 2000 Index gained 26.8%.

        Computer software and hardware companies, semiconductor makers, and an array of Internet-related companies powered the advance on Wall Street. Indeed, one-third of the 57 companies in the S&P 500's tech group gained more than 100% during the six months. A number of tech-related companies within the producer-durables and utility groups also posted impressive gains. For the half-year, technology stocks, which accounted for one-quarter of the total market capitalization of the S&P 500 Index, gained 53%. Producer-durables companies returned 36%. The oil-drilling and services companies in the "other energy" category benefited from higher oil prices and returned about 30% for the six months.

        Despite the impressive gains for the market averages, many individual stocks declined. The market's worst-performing sectors were consumer staples (-14%), including large food, beverage, supermarket, and tobacco stocks, and the materials & processing group (-6%), which was hurt by higher energy prices, competitive pressure from imports, and higher interest rates.

        With demand for stocks high, Wall Street came up with new supply: During the first three months of 2000, a record $75 billion in new stock was issued through underwriters.

U.S. BOND MARKETS

The step-by-step increases in short-term interest rates by the Federal Reserve did succeed in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose by 102 basis points (about 1 percentage point) during the half-year, from 4.85% on September 30 to 5.87% on March 31. Yields on 3-year Treasury notes rose about 75 basis points, in line with the Fed's actions.

        But for long-term Treasury bonds, interest rates fell during the period. This was due primarily to the federal government's budget surplus, which resulted in reduced issuance of new bonds and steps by the Treasury to buy back some of its existing long-term securities. This reduced supply of long-term bonds caused the yield on the 30-year Treasury to fall 22 basis points--from 6.05% to 5.83%--during the half-year. Yields of 10-year Treasury securities rose only 12 basis points to 6.00% as of March 31.

        Higher short-term rates and lower or relatively stable long-term rates resulted in an inversion in the yield curve. Instead of the usual upward sloping curve--with yields rising along with the maturity of Treasury securities--yields were lower for long-term bonds.

        Outside of the Treasury market, yields rose and prices fell for most intermediate-to long-term corporate and municipal bonds. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 2.1% return, as an average price decline of -1.3% offset much of the 3.4% income provided by the market.

INTERNATIONAL STOCK MARKETS

Stock markets in Europe, Asia, and many emerging markets produced double-digit gains during the half-year as investors responded to improving global economic growth and a rise in corporate merger and acquisition activity. The overall return from developed foreign markets was an excellent 17.0%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

        In Europe, an average return of 27.7% in local-currency terms was reduced to 17.6% for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar rises in value against other currencies, and increased when the dollar falls.) Stocks in the Pacific region, which is dominated by Japan, returned 15.6% in dollars and 12.8% in local-currency terms. The Select Emerging Markets Free Index soared 26.2% in dollars, led by big gains in Turkey (111%) and Brazil (60%).

REPORT FROM VANGUARD FIXED INCOME GROUP
MONEY MARKET, SHORT-TERM CORPORATE,
AND HIGH-GRADE BOND PORTFOLIOS





During the first half of our fiscal year, the Federal Reserve raised its target for the federal funds rate--the rate banks charge each other for overnight loans--by a total of 0.75 percentage point. In the marketplace, short-term rates rose further--generally by more than 1 percentage point--reflecting expectations that the Fed would raise interest rates again. Long-term rates did not rise as much, and for U.S. Treasury securities, yields actually inverted: When the semiannual period ended on March 31, 2000, longer-term interest rates were lower than those on short-term issues.

        Between June 30, 1999, and the end of our fiscal half-year, the Fed raised interest rates five times for a total of 1.25 percentage points. The first three reductions reversed cuts that the Fed had made in autumn 1998 to increase liquidity in the markets, which were reacting to deteriorating financial conditions in Asia and Russia. The two most recent increases reflect the Fed's concern that demand for goods and services is outstripping the available supply, which could cause inflation to worsen. Fed Chairman Alan Greenspan has repeatedly identified the rise in stock prices as one source of excess demand in the economy. He has said that the "wealth effect" from the bull market is fueling an unsustainable pace of demand and has implied that the Fed will continue to tighten monetary policy until demand moderates.

        Critics of the Fed's rate boosts have pointed to recent economic reports suggesting that core measures of inflation remain subdued. However, officials can identify a wide array of economic statistics to bolster their argument that demand is growing too fast. Ordinarily, the effect of higher interest rates is most evident in such interest-rate-sensitive sectors as housing and autos. But so far, the effect on the housing market has been muted: Single-family housing starts are down only slightly from their pace in 1999 and are at high levels by past standards. So far in 2000, auto sales have been occurring at an annual rate of more than 18 million units, so there's little evidence of slowing due to higher interest rates.

        Growth in total economic output--the inflation-adjusted gross domestic product--spurted to a 7.3% annual rate in the fourth quarter of 1999, reflecting an insatiable appetite for goods and services by consumers. This high demand has left employers scrambling for the means to satisfy it. Initial claims for unemployment insurance keep trending lower, indicating that the pool of available workers is shallow--a potentially difficult problem for employers. There have been some signs of upward pressure on wages, although unit-labor-cost increases have remained relatively low because of gains in productivity.

        Adding to the difficulty of the Fed's effort to slow the economy is that long-term interest rates, in particular those that affect the housing market, have declined recently. Corporate bond yields have been relatively stable, but have come down a bit from their recent peaks. Without more evidence that economic momentum is weakening, officials at the Fed are likely to further tighten monetary policy.

MONEY MARKET PORTFOLIO

Rising short-term rates were a boon to the Money Market Portfolio, which returned 2.9% during the first half of fiscal 2000. This brought the portfolio's twelve-month return to 5.4%. In managing the portfolio, we have kept its average maturity somewhat shorter than usual so that its return will more quickly reflect changes in interest rates. This stance is based on our view that the Fed is likely to raise interest rates again. As in the past, we purchase only high-quality securities, and we maintain one of the lowest expense ratios in the industry. The combination allows us to outperform the vast majority of our competitors while remaining conservative in terms of the superior credit quality of our holdings.

SHORT-TERM CORPORATE PORTFOLIO

The 2.4% return of the Short-Term Corporate Portfolio during the semiannual period surpassed the 1.8% total return for both our average mutual fund competitor and our index benchmark.

        Over the last six months, bond investors have been paid a substantial yield premium relative to Treasuries for assuming the higher credit risk of corporate securities. In part, this higher premium has stemmed from the anticipation that continuing federal budget surpluses will permit the government to substantially reduce--or eventually even to eliminate--the Treasury debt held in the market. However, even after allowing for this factor, we believed that yields for corporate securities were attractive in light of our positive outlook for the economy and corporate earnings. Therefore, to maximize the portfolio's income, we focused our buying on debt from issuers with A and BBB credit ratings. As with every security we purchase, our team of credit analysts made an independent assessment of each issuer's ongoing creditworthiness.

        Because we expect the Fed to keep raising interest rates, we reduced the average maturity of the portfolio's holdings, thus reducing its price sensitivity to changes in rates. This tactical decision cushioned the effect of higher rates on the portfolio's share price during the fiscal half-year and helped us to outperform our comparative benchmarks.

HIGH-GRADE BOND PORTFOLIO

As we noted above, interest rates have risen in the overall bond market, except for long-term U.S. Treasury bonds. Yields on shorter-term Treasury securities--with maturities ranging from 3 months to 2 years--rose by 1 to 1.1 percentage points during the half-year, largely in response to the Fed's rate increases. However, for longer-term Treasuries, the Fed's efforts have been blunted somewhat by the federal budget surplus, which has reduced issuance and prompted the Treasury to begin repurchasing some long-term bonds. Yields on 10-year Treasury securities rose by less than 0.15 percentage point, and the yield of the 30-year Treasury bond declined by 0.22 percentage point.

        The adjacent table shows how various sectors of the Lehman Aggregate Bond Index performed recently. Government bonds were the best-performing category by a significant margin over the last six months, and by a smaller margin for the twelve-month period. The relative strength of these securities is due to concern about both their relative scarcity and the possible impact of further interest rate increases by the Fed.

---------------------------------------------------------
                                  TOTAL RETURNS
                           PERIODS ENDED MARCH 31, 2000
---------------------------------------------------------
                             6 MONTHS      12 MONTHS
---------------------------------------------------------
Lehman Aggregate Bond Index    2.08%          1.87%
  Government Sector            2.70           2.50
  Corporate Sector             1.46           0.16
  Mortgage-Backed
       Securities Sector       1.77           2.25
---------------------------------------------------------

        The High-Grade Bond Portfolio aims to closely track the performance of the Lehman Aggregate Bond Index. We're pleased that the portfolio has done a bit better than that for both the six-month and twelve-month periods ended March 31. For the half-year, the portfolio returned 2.34% versus 2.08% for the index; for the full year, the respective results were 1.95% and 1.87%. Given that the portfolio has operating and transaction costs that the theoretical index does not incur, the portfolio's performance before costs exceeded the index returns by about 0.5 percentage point in each period.

        As of March 31, the portfolio's assets were allocated 24% to government bonds, 36% to corporate bonds, 6% to dollar-denominated foreign bonds, and 34% to mortgage-backed securities.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
David R. Glocke, Principal
Kenneth E. Volpert, Principal

April 13, 2000

INVESTMENT PHILOSOPHY

MONEY MARKET PORTFOLIO

The adviser believes a portfolio can provide the highest level of current income consistent with capital preservation and liquidity by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, and the U.S. government.

SHORT-TERM CORPORATE PORTFOLIO

The adviser believes a portfolio can provide relatively high levels of current income with only modest share-price fluctuation by holding high-quality corporate bonds with short- and intermediate-term maturities.

HIGH-GRADE BOND PORTFOLIO

The adviser believes a portfolio can provide sustainable, high levels of current income by holding an extremely well-diversified group of U.S. government, corporate, and mortgage-backed bonds that parallels the performance of the Lehman Brothers Aggregate Bond Index.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
HIGH YIELD BOND PORTFOLIO





The High Yield Bond Portfolio returned a disappointing 0.7% and -1.1%, respectively, for the six- and twelve-month periods ended March 31, 2000.

        The past year has been a generally difficult period for bonds. The yield on 10-year U.S. Treasury bonds rose only 12 basis points (0.12 percentage point) between September 30 and March 31, but it has increased 76 basis points since a year ago. As we have stated often, the direction of interest rates doesn't necessarily determine how high-yield bonds behave. Trends in the market for these below-investment-grade issues are difficult to anticipate. Under some conditions, high-yield bonds follow the direction of the stock market. At other times--typically when both the stock and bond markets are reasonably stable--high-yield bonds tend to behave like other bonds. And sometimes the high-yield market does not take its cue from either of the other major capital markets. This is what we've witnessed very recently.

        In 1998, investment-grade bond prices rose while yields declined, yet high-yield bonds labored. Over the last twelve months, stocks soared, and high-yield bonds struggled. However, total returns on high-yield issues were only slightly negative, even though interest rates on intermediate-term bonds have risen noticeably and a record $23 billion worth of high-yield bonds defaulted in 1999 ($5 billion more than the record set in 1991). The large yields available in the below-investment-grade market sheltered it against very negative forces. Also, the vibrant domestic economy and the bullish stock market softened the blow of rising interest rates and defaults.

        With the Federal Reserve raising short-term interest rates--and thus implicitly restricting credit--the high-yield market could be fighting a headwind for another six months. When credit is rationed, the marginal borrower or lower-rated issuer must pay higher interest rates to obtain credit. We have begun to see this phenomenon. Investors will decrease their tolerance for risk if the economy's growth rate begins to slow, as the Fed apparently would prefer.

        We remain very selective with respect to credit quality, and we exercise in-depth research on every company whose securities we consider. To decrease risk, we diversify holdings by purchasing securities from a number of issuers in different industries. We are avoiding smaller, start-up companies. We continue to emphasize the higher-quality spectrum of the below-investment-grade market, focusing on cash-paying issues rated "B" or better. We do not hold preferred stocks or debt from emerging markets.

Earl E. McEvoy, Senior Vice President and
Portfolio Manager

April 12, 2000

INVESTMENT PHILOSOPHY

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
BALANCED PORTFOLIO





During the six months ended March 31, the Balanced Portfolio returned 0.9%.
The equity portion of the portfolio, which at the end of March was about two-thirds of assets, returned 0.6%, well behind the 17.5% gain of the S&P 500 Index. Through the first five months of the period, most of the stock market's gains were made by securities in the technology sector. On average, other sectors were essentially flat. The Balanced Portfolio continues to emphasize companies that have low price/earnings ratios and dividend yields above the market's average. As a result, we have only modest representation in the tech sector, where valuations are quite high and few stocks pay dividends. The portfolio's bond sector, which accounted for nearly one-third of assets on March 31, returned 1.6% during the six months.

       We acknowledge that our "value" approach to investing has not been in favor in the last two years. But we are confident that investors' interest in high-quality securities that sell at relatively low valuations will return in the future. Economic conditions are improving in many areas of the world, especially in Asia after the financial crises of 1998. This bodes well for market sectors in which the portfolio has meaningful exposure, such as basic materials, industrial, and energy. We also maintain large exposure to transportation, finance, and health-care stocks.

        Among the stocks added to the portfolio during the half-year were Gillette and Raytheon. Both of these stocks came under pressure as a result of earnings disappointments that we think are temporary.

        U.S. Treasury bond prices have been held up--and yields held down--by investors' realization that the growing federal budget surplus will result in a shrinking supply of government debt securities. As a result, corporate bonds have lagged Treasuries during most of the semiannual period. This was surprising, given that the U.S. economy has been quite strong and corporate bond issuers are generally in good financial health. Transaction activity in the bond portion of the fund has focused recently on reducing the average duration in line with the new bond benchmark, the Lehman Corporate A or Better Index.

        We are disappointed about the fund's six-month return, and we certainly expect better results going forward. We hope that the extreme valuations in the technology sector will be corrected without a serious impact on the overall market. In March, the market's behavior in this respect was quite encouraging.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager
Paul D. Kaplan, Senior Vice President and
Portfolio Manager

April 13, 2000

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

REPORT FROM NEWELL ASSOCIATES
EQUITY INCOME PORTFOLIO



During the first six months of the Equity Income Portfolio's 2000 fiscal year, the world of common stocks split in two: the old world of companies governed by traditional rules of valuation and the new world of technology companies driven by euphoric expectations and stock-price momentum. The new-world stocks were caught up in an ebullient bull market while the old-world stocks were caught in the quicksand of an old-fashioned bear market. The technology-heavy Nasdaq Composite Index rose a stunning 67% in the period, while the Equity Income Portfolio returned -3.6%.

        These new-world stocks seem to be turning up everywhere. Even many of the supposedly conservative, yield-seeking funds that make up Lipper Inc.'s equity income category now include a healthy dose of tech stocks. For example, funds in the category hold an average of 9% of their assets in technology, with some holding 36% in tech. The presence of these stocks explains the group's 3.0% return for the fiscal half-year.

        Many observers believe that much of the huge divergence in performance among segments of the equity markets has been caused by the widespread movement of money from traditional value investments to much more aggressive offerings. Those who manage value-oriented investments have been forced to sell stocks that they believe are cheap, driving prices down on stocks that have already low expectations. On the other hand, those who manage more aggressive portfolios are forced to buy popular, fast-growing stocks in order to keep up with the crowd, even though they may believe that these stocks are ridiculously expensive.

        This process considerably heightens the risk attached to the popular technology and Internet stocks. The reality is that few of these favorites will be able to earn enough money to justify their high price/earnings ratios. For large companies, out-of-line P/E ratios are usually corrected by large price declines. In the early 1970s, a group of "one-decision" stocks known as the Nifty Fifty soared in price, sending P/E ratios to unprecedented levels. In the two-year decline that followed, the prices of these stocks dropped an average of 55%, and they took an average of nine years to recover.

        After a nearly 20-year run of rising stock prices--a stretch that has produced record-high valuations--selling the stocks of safe and sane companies to buy into the riskiest market sectors is exactly the opposite of what conservative investors should be doing. In the bear market of 1973-1974, investors learned that there was no such thing as a one-decision stock. We believe that investors will eventually realize that there is only one investment world. In the end, the rules of valuation for new-world and old-world companies will have to come together, as they finally did for the Nifty Fifty.

Roger D. Newell, Chairman

April 12, 2000

INVESTMENT PHILOSOPHY

The adviser believes that a portfolio made up of undervalued stocks, whose dividend yields are high both in relation to current market averages and to historical norms, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

REPORT FROM BARROW, HANLEY,
MEWHINNEY & STRAUSS, INC.
DIVERSIFIED VALUE PORTFOLIO



As the U.S. economy enters its record tenth year of expansion, there is good reason to be optimistic: Signs of an imminent recession are absent, inflation remains reasonably low, and corporate profits for the first quarter of 2000 are estimated to be 18% higher than for the same quarter last year. On the negative side, the Federal Reserve has raised interest rates five times since last June and is likely to do so again when it meets on May 16. While rates on longer-term U.S. Treasury bonds have fallen by roughly 25 basis points (in part because of shrinking supply) during the past six months, shorter-term rates have risen by more than 100 basis points. Moreover, the spread between yields on investment-grade corporate bonds and yields on Treasuries is the widest it has been since the "Asian contagion" crisis in fall 1998.

        During the January-March quarter, the negative impact of rising interest rates more than offset the favorable profits outlook, and stocks were generally flat to down. Exceptions were the utilities sector (which did well because of its defensive qualities) and the technology sector (which was widely perceived as impervious to an economic slowdown). Because the Nasdaq Composite Index is dominated by technology stocks, it was up about 15% through February, even as the broad market declined. But midway through March, a powerful shift in the market sent the Nasdaq plummeting and the S&P 500 Index--and value-oriented stocks in particular--soaring.

        In this climate, your portfolio had a disappointing six months and returned -6.4%. In our letter six months ago, we talked about how painful the market's focus on growth stocks had been for value investors. Our relative returns had been quite poor, as the market in 1999 favored only those issues that seemed to promise high growth. However, this mindset seems to have changed dramatically. Stocks that achieved prices that were silly have retreated. Some of these companies will never make a profit and are down 60%-90%, on the way to becoming worthless. At the same time, value stocks have risen. As of this writing, your fund is up for the calendar year, and significantly ahead of the S&P 500 and other indexes, so we feel more credible in challenging the premise that "value is dead--buy growth at any price."

        The financial media love simplistic characterizations that make good sound bites but don't necessarily depict the real world. The current distinction between the "old economy" and the "new economy" is a perfect example, with the former class of companies assumed to be like buggy-whip manufacturers early in the automobile age. It's a false analogy. Although most of the companies we currently invest in would not be called "new economy" stocks, virtually every one is very much involved in using technology and telecommunications breakthroughs to increase sales opportunities and to lower costs.

        We are confident that this portfolio will be resistant to declines and has significant upside potential.

James P. Barrow

April 12, 2000

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

REPORT FROM LINCOLN CAPITAL
MANAGEMENT COMPANY
GROWTH PORTFOLIO





In each of the past two fiscal years, your Growth Portfolio's return was very high (over 20%) in the first half and slightly negative in the second half. The first half of the present fiscal year generated a 26.6% return. It would be nice if, for a change, the six months ahead were positive as well!

        A return of nearly 27% for just six months is extraordinary. Nevertheless, some large-cap growth benchmarks generated even higher returns. The Russell 1000 Growth Index and many mutual funds in the large-cap growth category have a significant sprinkling of mid-cap technology issues, which were red-hot during the half-year. We fell about 7 to 10 percentage points short of these benchmarks. Our return did exceed that of the S&P 500/BARRA Growth Index and, thanks to a strong growth tailwind, we outpaced the S&P 500 Index by 9.1 percentage points.

        When a portfolio posts a high return, you're certain to find some big winners. Our five largest winners, all tech stocks, generated about three-fifths of the portfolio's return: Cisco Systems, Nokia, Intel, EMC, and Applied Materials. Yes, we had some losers: Procter & Gamble and its earnings shortfall cost the portfolio just over 1 percentage point.

        In comparison with the Russell 1000 Growth Index, the portfolio's tech holdings lagged by 3 percentage points, and our communications stocks lagged by about 2 points. Lincoln normally does not heavily overweight or underweight industry sectors in comparison with growth indexes. For example, on March 31 technology stocks, as we categorize them, constituted 51% of the portfolio and about 46% of the Russell 1000 Growth Index. Except for cyclical growth companies, a group that includes the mega-cap General Electric, no other sector has a weight over 10%. Reflecting the dramatic transformation that technology-related stocks have wrought in the market, the Growth Portfolio's tech-sector weighting has nearly doubled in the past year. Eight of the portfolio's ten largest holdings are technology stocks. The others are General Electric and Warner-Lambert (which is being acquired by Pfizer). Three of the tech stocks are new to the top ten: America Online, Texas Instruments, and Sun Microsystems.

        As noted in our letter six months ago, Lincoln has responded to the market's extraordinary changes by adding an experienced telecommunications analyst to its staff. We also are planning to add another tech-stock researcher and have moved from two analysts to one in the consumer nondurables area. Stock markets both at home and abroad are being transformed by the surge in technology innovation and a powerful desire by investors to participate. We believe we have responded appropriately by repositioning the portfolio, by adapting our investment process, and by expanding our investment coverage. We will continue to provide whatever resources are necessary to do the job for you.

John Cole, Portfolio Manager
David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

April 13, 2000


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies whose stocks sell at reasonable prices considering their expected earnings and compared to values in the broad stock market.

REPORT FROM GRANAHAN INVESTMENT
MANAGEMENT, INC.
SMALL COMPANY GROWTH PORTFOLIO



The Small Company Growth Portfolio gained 70.8% for the six months ended March 31, 2000, well above the returns for both our index benchmark and the average small-capitalization growth fund.

        A renewal of interest in small companies with high growth potential began in earnest during the second half of calendar 1999, although this interest was narrowly focused on technology and biotechnology stocks. Internet infrastructure-building drove up many technology stocks, and progress in biotechnology, especially the prospect of sequencing the human genome, heightened interest in this group.

        As we noted in our last report, technology and health care are two important sectors in our portfolio. Together, they represented 47% of assets at the start of the current fiscal year. During the six months ended March 31, nine of our top 15 performers were technology companies and six were in health care. The former included SeaChange (video-on-demand servers and software), MicroStrategy (marketing software), Macrovision (software copy protection), and Exchange Applications (marketing software). Among the latter were Medarex (pharmaceuticals), PE Celera (genomic mapping), and Abgenix (antibody research).

        Other important contributors to performance included AstroPower (photovoltaic electric power), Learning Tree (information-technology training), and Mettler-Toledo (scales and analytical instruments).

        Holdings that hurt our relative performance included Adaptive Broadband (wireless communications), BSQUARE (software and services for intelligent computing devices), Isis Pharmaceuticals, and Insight Communications (cable company).

        Near the end of the half-year, the market drew back from the stocks that had been leading the way, and this is continuing as we write. After valuations rose to exceptionally high levels during the period, we reduced our holdings in many stocks from the technology and health-care groups. At the peak, these two sectors represented 55% of the portfolio, but by March 31, we had cut their combined weighting to about 42%.

        We increased our sector weightings in energy and financial-services stocks and are looking to do the same in consumer stocks. We raised some cash in the process of adjusting our holdings, and as of March 31 we had about 15% of the portfolio's assets in cash investments, providing flexibility to accumulate stocks at more reasonable prices. Stocks new to the portfolio during the half-year included Core Labs and Hanover Compressor in energy; the brokerages Dain Rauscher and Jefferies; and Clayton Homes (manufactured housing), Regis (hair salons), and ValueVision (TV home shopping) in the consumer group. We see some interesting opportunities in the trucking area, because higher fuel costs and driver shortages have reduced stock prices in this group to attractive levels.

       Companies we hold are showing earnings acceleration, from a growth rate of about 15% last September to about 32% currently. We believe the portfolio's emphasis on companies with high potential for earnings growth positions it well for the long term.

John J. Granahan, Portfolio Manager
Gary C. Hatton, Assistant Portfolio Manager
Jane M. White, Assistant Portfolio Manager

April 11, 2000

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $1 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

REPORT FROM SCHRODER INVESTMENT
MANAGEMENT NORTH AMERICA INC.
INTERNATIONAL PORTFOLIO



The International Portfolio returned 29.2% during the six months ended March 31, 2000. This was ahead of the 17.0% return of the MSCI EAFE Index and the average return of 27.0% for international stock mutual funds.

        The portfolio's exposure to technology, media, and telecommunications companies--the market's hottest sectors--has been the most important factor in its performance over the past six months. This is in contrast to the usual pattern, whereby country exposures have been the most important. Overall, about 43% of the portfolio's investments are in these three sectors: 23% in technology, 5% in media, and 15% in telecommunications. The EAFE Index has about 32% in the same industries.

        The performance of these sectors is being driven by dramatic technological advances rather than by macroeconomic factors. However, it is encouraging to note that macroeconomic factors are also supportive of non-U.S. stock prices at this point. That should help if the "new economy" stocks falter.

        Continental Europe is in the sweet spot of the economic cycle. Growth has broadened to encompass all the major countries. In addition, corporations are restructuring aggressively, and hostile takeover bids are becoming a feature of a region that historically had shunned them. About 43% of the portfolio is invested in Continental Europe, and the outlook seems encouraging.

        Some 18% of the portfolio is invested in Japan. We recently have increased the spread of our holdings there, which had been focused on a small number of world-class companies. Thanks to another massive wave of government spending, economic growth in Japan may broaden to domestic companies and rise to 1.5% this year. An expanding economy is the best backdrop for pushing through the reforms that are desperately needed, but neither the government nor Japanese companies generally show much real enthusiasm for change. Accordingly, despite having a more positive near-term view, I remain cautious for the outlook after this year. Most of our Japanese yen exposure is currently hedged back to U.S. dollars.

        The portfolio has 19% of assets invested in the United Kingdom. Nearly one-quarter of this is represented by Vodafone, resulting from its successful bid for Mannesmann. The remainder is invested predominantly in mid-sized companies that represent outstanding value.

        Finally, 16% of the portfolio is invested in the smaller Asian countries and in Latin America. The former are tremendous beneficiaries of global economic growth and, particularly, of demand for high-tech products. Most of our holdings are exporting companies that should prosper if world trade remains buoyant this year, as we expect. Latin America depends on foreign capital inflows, and our 3% stake there reflects a balance between risk and a positive near-term outlook.

        As I write, markets are volatile. Despite its bias toward "new economy" companies, the portfolio is diversified. However, there is only modest protection in the portfolio against a major market swing back to value stocks.

Richard Foulkes

April 17, 2000

INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARIES



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. Note that income returns can fluctuate, as can the share price of the Short-Term Corporate Portfolio. An investor's shares in this portfolio, when redeemed, could be worth more or less that their original cost.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 2, 1991-MARCH 31, 2000
---------------------------------------------------------
                MONEY MARKET PORTFOLIO         AVERAGE
                                                FUND*
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1991        0.0%        2.3%        2.3%        2.3%
1992        0.0         4.1         4.1         3.8
1993        0.0         3.1         3.1         2.6
1994        0.0         3.6         3.6         3.1
1995        0.0         5.8         5.8         5.3
1996        0.0         5.5         5.5         4.9
1997        0.0         5.5         5.5         4.9
1998        0.0         5.6         5.6         4.9
1999        0.0         5.1         5.1         4.4
2000**      0.0         2.9         2.9         2.5
---------------------------------------------------------


* Average Money Market Fund; derived from data provided by Lipper Inc.

**Six months ended March 31, 2000.

See Financial Highlights table on page 54 for dividend information for the past five years.

SEC 7-Day Annualized Yield (3/31/2000): 5.81%

SHORT-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 8, 1999-MARCH 31, 2000
---------------------------------------------------------------
           SHORT-TERM CORPORATE PORTFOLIO     LEHMAN*
FISCAL     CAPITAL    INCOME      TOTAL       TOTAL
YEAR       RETURN     RETURN      RETURN      RETURN
---------------------------------------------------------------
1999       -2.5%       3.6%        1.1%        0.9%
2000**     -0.8        3.2         2.4         1.8
---------------------------------------------------------------

* Lehman 1-5 Year Investment Grade Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 55 for dividend information since the portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           5/2/1991       5.42%        5.51%          0.00%       4.88%       4.88%
Short-Term Corporate Portfolio                   2/8/1999       3.24           --          -2.90        5.94        3.04
---------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

HIGH-GRADE BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 2000
-----------------------------------------------------------
              HIGH-GRADE BOND PORTFOLIO        LEHMAN*
FISCAL      CAPITAL    INCOME      TOTAL       TOTAL
YEAR        RETURN     RETURN      RETURN      RETURN
-----------------------------------------------------------
1991         2.4%       3.1%         5.5%        6.2%
1992         4.2        7.3         11.5        12.6
1993         3.3        6.3          9.6        10.0
1994        -8.9        5.6         -3.3        -3.2
1995         6.6        7.2         13.8        14.1
1996        -1.7        6.5          4.8         4.9
1997         2.7        6.9          9.6         9.7
1998         4.7        6.7         11.4        11.5
1999        -6.3        5.8         -0.5        -0.4
2000**      -1.0        3.3          2.3         2.1
-----------------------------------------------------------

* Lehman Aggregate Bond Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 55 for dividend and capital gains information for the past five years.

HIGH YIELD BOND PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 2000
-----------------------------------------------------------
             HIGH YIELD BOND PORTFOLIO         LEHMAN*
FISCAL     CAPITAL     INCOME     TOTAL        TOTAL
YEAR       RETURN      RETURN     RETURN       RETURN
-----------------------------------------------------------
1996         1.5%       3.1%        4.6%         3.7%
1997         4.4        9.7        14.1         14.5
1998        -4.6        8.5         3.9          1.7
1999        -5.7        8.4         2.7          2.9
2000**      -3.7        4.4         0.7         -0.7
-----------------------------------------------------------

* Lehman High Yield Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 56 for dividend and capital gains information since the portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               -----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
High-Grade Bond Portfolio                        4/29/1991      1.95%        7.07%         0.54%        6.59%       7.13%
High Yield Bond Portfolio                        6/3/1996      -1.10           --         -2.19         8.89        6.70
----------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

BALANCED PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 23, 1991-MARCH 31, 2000
----------------------------------------------------------
                  BALANCED PORTFOLIO         COMPOSITE
                                               INDEX*
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
----------------------------------------------------------
1991         2.5%       0.0%         2.5%        2.8%
1992         5.7        4.6         10.3        12.3
1993         7.2        6.9         14.1        13.7
1994        -0.8        3.5          2.7        -0.4
1995        18.5        5.2         23.7        26.6
1996        11.1        4.2         15.3        14.3
1997        26.0        1.6         27.6        30.2
1998         3.7        3.6          7.3        11.5
1999         5.8        3.6          9.4        15.4
2000**      -2.7        3.6          0.9        11.8
----------------------------------------------------------

* 65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 56 for dividend and capital gains information for the past five years.

EQUITY INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 2000
---------------------------------------------------------
                EQUITY INCOME PORTFOLIO        S&P 500
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1993         5.7%       1.1%         6.8%        3.4%
1994        -4.8        3.2         -1.6         3.7
1995        20.0        5.7         25.7        29.7
1996        14.8        4.3         19.1        20.3
1997        36.6        1.5         38.1        40.4
1998         8.7        2.5         11.2         9.0
1999         7.7        2.7         10.4        27.8
2000*       -5.9        2.3         -3.6        17.5
---------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 57 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               ------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               5/23/1991      2.79%        15.06%        8.37%        4.19%       12.56%
Equity Income Portfolio                          6/7/1993      -4.04         17.56        11.41         3.42        14.83
-----------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

DIVERSIFIED VALUE PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 8, 1999-MARCH 31, 2000
-------------------------------------------------------------
               DIVERSIFIED VALUE PORTFOLIO       S&P 500
FISCAL       CAPITAL     INCOME      TOTAL       TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------------
1999          -6.9%       0.0%        -6.9%        4.0%
2000*         -7.6        1.2         -6.4        17.5
-------------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 57 for dividend information since the portfolio's inception.

EQUITY INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 29, 1991-MARCH 31, 2000
------------------------------------------------------------
                EQUITY INDEX PORTFOLIO         S&P 500
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
------------------------------------------------------------
1991         4.5%       0.0%         4.5%        5.4%
1992         8.3        2.4         10.7        11.1
1993         9.5        3.2         12.7        13.0
1994         0.8        2.7          3.5         3.7
1995        26.6        2.9         29.5        29.7
1996        17.8        2.4         20.2        20.3
1997        38.9        1.4         40.3        40.4
1998         7.5        1.5          9.0         9.0
1999        26.2        1.6         27.8        27.8
2000*       16.3        1.2         17.5        17.5
-------------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 58 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               -----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
Diversified Value Portfolio                      2/8/1999     -14.92%           --        -12.37%       1.00%      -11.37%
Equity Index Portfolio                           4/29/1991     17.88         26.67%        17.07        2.23        19.30
----------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

MID-CAP INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 9, 1999-MARCH 31, 2000
-------------------------------------------------------------
                MID-CAP INDEX PORTFOLIO          S&P*
FISCAL      CAPITAL      INCOME      TOTAL       TOTAL
YEAR        RETURN       RETURN      RETURN      RETURN
-------------------------------------------------------------
1999          6.5%        0.0%         6.5%        6.0%
2000**       31.9         0.6         32.5        32.1
-------------------------------------------------------------

* S&P MidCap 400 Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 58 for dividend and capital gains information since the portfolio's inception.

GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 7, 1993-MARCH 31, 2000
------------------------------------------------------------
                   GROWTH PORTFOLIO            S&P 500
FISCAL     CAPITAL     INCOME      TOTAL       TOTAL
YEAR       RETURN      RETURN      RETURN      RETURN
------------------------------------------------------------
1993         2.6%       0.0%         2.6%        3.4%
1994         5.2        0.7          5.9         3.7
1995        30.7        1.3         32.0        29.7
1996        26.4        1.4         27.8        20.3
1997        27.4        1.4         28.8        40.4
1998        16.3        1.1         17.4         9.0
1999        26.5        0.8         27.3        27.8
2000*       25.9        0.7         26.6        17.5
------------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 59 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               ------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio                          2/9/1999      39.06%           --         34.80%       0.54%       35.34%
Growth Portfolio                                 6/7/1993      24.13         29.86%        23.46        1.08        24.54
-----------------------------------------------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolios. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

SMALL COMPANY GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1996-MARCH 31, 2000
----------------------------------------------------------
            SMALL COMPANY GROWTH PORTFOLIO      RUSSELL
                                                 2000
FISCAL     CAPITAL     INCOME       TOTAL       TOTAL
YEAR       RETURN      RETURN       RETURN      RETURN
----------------------------------------------------------
1996        -1.6%       0.0%         -1.6%       -4.4%
1997        21.6        0.6          22.2        33.2
1998       -20.4        0.3         -20.1       -19.0
1999        35.2        0.8          36.0        19.1
2000*       69.9        0.9          70.8        26.8
----------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 59 for dividend and capital gains information since the portfolio's inception.

INTERNATIONAL PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 3, 1994-MARCH 31, 2000
----------------------------------------------------------
               INTERNATIONAL PORTFOLIO        MSCI EAFE
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1994         3.1%       0.0%         3.1%        0.1%
1995        10.6        0.6         11.2         6.1
1996        11.8        1.6         13.4         8.9
1997        17.2        1.4         18.6        12.5
1998       -10.0        1.3         -8.7        -8.1
1999        20.2        1.8         22.0        31.3
2000*       27.5        1.7         29.2        17.0
----------------------------------------------------------

*Six months ended March 31, 2000.

See Financial Highlights table on page 60 for dividend and capital gains information for the past five years.

REIT INDEX PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 9, 1999-MARCH 31, 2000
-------------------------------------------------------------
                  REIT INDEX PORTFOLIO          REIT INDEX*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1999          -1.5%       0.0%        -1.5%        -1.5%
2000**        -0.5        2.4          1.9          1.9
-------------------------------------------------------------

* Morgan Stanley REIT Index.

**Six months ended March 31, 2000.

See Financial Highlights table on page 60 for dividend and capital gains information since the portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               ------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Small Company Growth Portfolio                   6/3/1996     102.98%           --         22.73%       0.61%       23.34%
International Portfolio                          6/3/1994      35.03         16.93%        13.22        1.42        14.64
REIT Index Portfolio                             2/9/1999      2.90             --         -1.76        2.05         0.29
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
MONEY MARKET PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000. Key elements of this Profile are defined below and on page 28.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------
Yield                                                 5.8%
Average Maturity                                   57 days
Average Quality                                        Aa1
Expense Ratio                                       0.18%*

*Annualized.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                                   17.5%
Aaa                                               11.9
Aa                                                51.3
A                                                 19.3
Baa                                                0.0
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
---------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
---------------------------------------------------------
Certificates of Deposit                           28.9%
Commercial Paper                                  47.8
Treasury/Agency                                   17.5
Other                                              5.8
---------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes. For equity portfolios, the attributes are market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend). For fixed-income portfolios, the attributes are average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE
SHORT-TERM CORPORATE PORTFOLIO



This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
-------------------------------------------------------------
Number of Issues                       167           5,566
Yield                                 7.2%            6.9%
Yield to Maturity                     7.5%            7.2%
Average Coupon                        6.9%            6.8%
Average Maturity                 2.4 years       8.9 years
Average Quality                         A2             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                      0.26%**              --
Cash Reserves                         3.2%              --

* Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
--------------------------------------------------------
AVERAGE MATURITY              Short
CREDIT QUALITY                Investment-Grade Corporate


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                      15.6%
1-3 Years                                         42.4
3-5 Years                                         29.3
Over 5 Years                                      12.7
---------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                                    3.6%
Aaa                                               18.8
Aa                                                11.5
A                                                 35.5
Baa                                               30.6
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
---------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
-----------------------------------------------------------
Asset-Backed                                      18.2%
Commercial Mortgage-Backed                         0.0
Finance                                           25.2
Foreign                                            9.7
Government Mortgage-Backed                         0.0
Industrial                                        26.0
Treasury/Agency                                    3.6
Utilities                                         16.8
Other                                              0.5
-----------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
HIGH-GRADE BOND PORTFOLIO



This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

FINANCIAL ATTRIBUTES
-------------------------------------------------------------
                                HIGH-GRADE          LEHMAN
                                      BOND          INDEX*
-------------------------------------------------------------
Number of Issues                       334           5,566
Yield                                 7.2%            6.9%
Yield to Maturity                     7.2%            7.2%
Average Coupon                        7.2%            6.8%
Average Maturity                 9.2 years       8.9 years
Average Quality                        Aa1             Aaa
Average Duration                 4.9 years       4.9 years
Expense Ratio                      0.20%**              --
Cash Reserves                         1.2%              --

* Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
-------------------------------------------------------------
AVERAGE MATURITY              Medium
CREDIT QUALITY                Treasury/Agency

VOLATILITY MEASURES
-------------------------------------------------------------
                                HIGH-GRADE          LEHMAN
                                      BOND          INDEX*
-------------------------------------------------------------
R-Squared                             0.99            1.00
Beta                                  1.00            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                   23.6%
Aaa                                               41.7
Aa                                                 7.0
A                                                 12.5
Baa                                               15.2
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                       2.8%
1-5 Years                                         31.4
5-10 Years                                        45.6
10-20 Years                                        6.6
20-30 Years                                       12.7
Over 30 Years                                      0.9
----------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------
Asset-Backed                                       5.8%
Commercial Mortgage-Backed                         0.0
Finance                                           12.7
Foreign                                            5.5
Government Mortgage-Backed                        34.5
Industrial                                        11.7
Treasury/Agency                                   23.6
Utilities                                          6.2
----------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
HIGH YIELD BOND PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

FINANCIAL ATTRIBUTES
---------------------------------------------------------------
                                HIGH YIELD         LEHMAN
                                      BOND          INDEX*
---------------------------------------------------------------
Number of Issues                       176           5,566
Yield                                10.1%            6.9%
Yield to Maturity                    10.5%            7.2%
Average Coupon                        9.1%            6.8%
Average Maturity                 7.4 years       8.9 years
Average Quality                        Ba3             Aaa
Average Duration                 4.0 years       4.9 years
Expense Ratio                      0.26%**              --
Cash Reserves                         4.0%              --

* Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
AVERAGE MATURITY                   Medium
CREDIT QUALITY                     Below Investment Grade

VOLATILITY MEASURES
------------------------------------------------------------
                                HIGH YIELD         LEHMAN
                                      BOND          INDEX*
------------------------------------------------------------
R-Squared                             0.11            1.00
Beta                                  0.51            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                    0.0%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.0
Baa                                                8.7
Ba                                                38.4
B                                                 52.8
Caa                                                0.1
Not Rated                                          0.0
----------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                       1.5%
1-5 Years                                          8.5
5-10 Years                                        86.7
10-20 Years                                        3.3
20-30 Years                                        0.0
Over 30 Years                                      0.0
----------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------
Asset-Backed                                       0.0%
Commercial Mortgage-Backed                         0.0
Finance                                            3.9
Foreign                                            0.0
Government Mortgage-Backed                         0.0
Industrial                                        90.8
Treasury/Agency                                    0.0
Utilities                                          5.3
----------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
BALANCED PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

TOTAL PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
Yield                                                 4.0%
Turnover Rate                                         24%*
Expense Ratio                                       0.26%*
Cash Reserves                                         1.8%

*Annualized.

PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------
STOCKS                                          68%
BONDS                                           30%
CASH RESERVES                                    2%


TOTAL PORTFOLIO
VOLATILITY MEASURES
------------------------------------------------------------
                                  BALANCED         S&P 500
------------------------------------------------------------
R-Squared                             0.79            1.00
Beta                                  0.60            1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
----------------------------------------------------------
Citigroup, Inc.                                    3.2%
Pharmacia & Upjohn, Inc.                           3.2
Alcoa Inc.                                         3.2
International Business Machines Corp.              2.6
Marsh & McLennan Cos., Inc.                        2.4
CIGNA Corp.                                        2.3
Hewlett-Packard Co.                                2.2
Dow Chemical Co.                                   2.1
Kimberly-Clark Corp.                               2.0
Bell Atlantic Corp.                                2.0
----------------------------------------------------------
Top Ten                                           25.2%
----------------------------------------------------------
Top Ten as % of Total Net Assets                  17.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                          MARCH 31, 1999                  MARCH 31, 2000
                                      ------------------------------------------------------------
                                             BALANCED               BALANCED            S&P 500
                                      ------------------------------------------------------------
Auto & Transportation ...............         11.2%                   9.2%                1.9%
Consumer Discretionary ..............          6.7                    6.8                12.5
Consumer Staples ....................          2.5                    2.8                 5.0
Financial Services ..................         16.7                   17.8                13.5
Health Care .........................         10.8                    9.6                 9.0
Integrated Oils .....................         10.6                    9.8                 4.6
Other Energy ........................          2.1                    2.3                 1.7
Materials & Processing ..............         14.3                   13.6                 2.5
Producer Durables ...................          7.8                    8.5                 4.0
Technology ..........................          5.6                    6.6                29.4
Utilities ...........................          8.7                    8.1                 9.7
Other ...............................          3.0                    4.9                 6.2
--------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------------------------
                                  BALANCED         S&P 500
-------------------------------------------------------------
Number of Stocks                       102             500
Median Market Cap                   $25.3B          $94.4B
Price/Earnings Ratio                 17.7x           28.7x
Price/Book Ratio                      2.5x            5.7x
Dividend Yield                        2.6%            1.1%
Return on Equity                     18.7%           24.2%
Earnings Growth Rate                 10.4%           16.4%
Foreign Holdings                     12.3%            1.2%

EQUITY INVESTMENT FOCUS
----------------------------------------------------------
STYLE                                            Value
MARKET CAP                                       Large

FIXED-INCOME CHARACTERISTICS
-------------------------------------------------------------
                                                    LEHMAN
                                  BALANCED          INDEX*
-------------------------------------------------------------
Number of Bonds                        101           5,566
Yield to Maturity                     7.6%            7.2%
Average Coupon                        7.0%            6.8%
Average Maturity                12.5 years       8.9 years
Average Quality                         A1             Aaa
Average Duration                 6.7 years       4.9 years

*Lehman Aggregate Bond Index.

FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------
AVERAGE MATURITY                Long
CREDIT QUALITY                  Investment-Grade Corporate

DISTRIBUTION BY ISSUER
(% OF BONDS)
----------------------------------------------------------
Asset-Backed                                       0.0%
Commercial Mortgage-Backed                         1.2
Finance                                           27.1
Foreign                                            9.1
Government Mortgage-Backed                         0.0
Industrial                                        33.1
Treasury/Agency                                    8.0
Utilities                                         21.5
----------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
----------------------------------------------------------
Treasury/Agency                                    8.0%
Aaa                                                9.0
Aa                                                21.7
A                                                 43.7
Baa                                               16.7
Ba                                                 0.9
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------
Total                                            100.0%

PORTFOLIO PROFILE
EQUITY INCOME PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                             EQUITY INCOME         S&P 500
------------------------------------------------------------
Number of Stocks                       112             500
Median Market Cap                   $42.0B          $94.4B
Price/Earnings Ratio                 19.2x           28.7x
Price/Book Ratio                      3.5x            5.7x
Yield                                 2.6%            1.1%
Return on Equity                     22.5%           24.2%
Earnings Growth Rate                  7.4%           16.4%
Foreign Holdings                      7.0%            1.2%
Turnover Rate                         12%*              --
Expense Ratio                       0.30%*              --
Cash Reserves                         1.0%              --

*Annualized.

INVESTMENT FOCUS
------------------------------------------------------------
STYLE                                      Value
MARKET CAP                                 Large

VOLATILITY MEASURES
-------------------------------------------------------------
                             EQUITY INCOME         S&P 500
-------------------------------------------------------------
R-Squared                             0.72            1.00
Beta                                  0.75            1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------------
Exxon Mobil Corp.                                  5.5%
Bristol-Myers Squibb Co.                           3.6
SBC Communications Inc.                            3.4
Bell Atlantic Corp.                                3.3
AT&T Corp.                                         3.3
American Home Products Corp.                       2.8
Pharmacia & Upjohn, Inc.                           2.5
BP Amoco PLC ADR                                   2.5
Bank of America Corp.                              2.4
Chevron Corp.                                      2.2
------------------------------------------------------------
Top Ten                                           31.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------
                                         MARCH 31, 1999                   MARCH 31, 2000
                                        ----------------------------------------------------------
                                         EQUITY INCOME            EQUITY INCOME        S&P 500
                                        ----------------------------------------------------------
Auto & Transportation ...............         2.8%                     2.7%              1.9%
Consumer Discretionary ..............         5.3                      5.5              12.5
Consumer Staples ....................         8.6                      9.9               5.0
Financial Services ..................        19.4                     17.5              13.5
Health Care .........................        14.1                     16.0               9.0
Integrated Oils .....................        17.0                     16.1               4.6
Other Energy ........................         0.7                      1.0               1.7
Materials & Processing ..............         4.3                      4.4               2.5
Producer Durables ...................         2.4                      3.2               4.0
Technology ..........................         0.0                      0.0              29.4
Utilities ...........................        23.4                     19.9               9.7
Other ...............................         2.0                      3.8               6.2
--------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
DIVERSIFIED VALUE PORTFOLIO



This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
---------------------------------------------------------------
                               DIVERSIFIED             S&P
                                     VALUE             500
---------------------------------------------------------------
Number of Stocks                        48             500
Median Market Cap                   $10.9B          $94.4B
Price/Earnings Ratio                 14.4x           28.7x
Price/Book Ratio                      2.0x            5.7x
Yield                                 2.6%            1.1%
Return on Equity                     16.2%           24.2%
Earnings Growth Rate                  8.8%           16.4%
Foreign Holdings                      1.3%            1.2%
Turnover Rate                         19%*              --
Expense Ratio                       0.39%*              --
Cash Reserves                         6.2%              --

*Annualized.

INVESTMENT FOCUS
------------------------------------------------------------
STYLE                                      Value
MARKET CAP                                 Large

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------------
Baker Hughes, Inc.                                 4.2%
Schlumberger Ltd.                                  3.9
Williams Cos., Inc.                                3.6
The Chase Manhattan Corp.                          3.4
XL Capital Ltd. Class A                            3.1
Occidental Petroleum Corp.                         3.1
Allstate Corp.                                     3.0
Honeywell International Inc.                       3.0
GTE Corp.                                          3.0
Atlantic Richfield Co.                             3.0
------------------------------------------------------------
Top Ten                                           33.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------
                                                            MARCH 31, 1999                     MARCH 31, 2000
                                                          -----------------------------------------------------------
                                                           DIVERSIFIED VALUE         DIVERSIFIED VALUE     S&P 500
---------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                             3.6%                      3.4%             1.9%
Consumer Discretionary                                           11.2                      12.6             12.5
Consumer Staples                                                  6.2                       2.0              5.0
Financial Services                                               30.7                      26.6             13.5
Health Care                                                       0.0                       0.7              9.0
Integrated Oils                                                   2.4                       9.5              4.6
Other Energy                                                     10.0                      14.8              1.7
Materials & Processing                                            4.5                       8.7              2.5
Producer Durables                                                 6.2                       0.0              4.0
Technology                                                        0.0                       0.0             29.4
Utilities                                                        15.2                      15.6              9.7
Other                                                            10.0                       6.1              6.2
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
EQUITY INDEX PORTFOLIO



This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                              EQUITY INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       509             500
Median Market Cap                   $94.4B          $94.4B
Price/Earnings Ratio                 28.7x           28.7x
Price/Book Ratio                      5.7x            5.7x
Yield                                 1.0%            1.1%
Return on Equity                     24.2%           24.2%
Earnings Growth Rate                 16.4%           16.4%
Foreign Holdings                      1.2%            1.2%
Turnover Rate                         12%*              --
Expense Ratio                       0.17%*              --
Cash Reserves                         0.0%              --

*Annualized.


INVESTMENT FOCUS
-------------------------------------
STYLE                         Blend
MARKET CAP                    Large

VOLATILITY MEASURES
----------------------------------------------------------
                              EQUITY INDEX         S&P 500
----------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  1.00            1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    4.3%
Cisco Systems, Inc.                                4.1
General Electric Co.                               4.0
Intel Corp.                                        3.5
Exxon Mobil Corp.                                  2.1
Wal-Mart Stores, Inc.                              1.9
Oracle Corp.                                       1.7
International Business Machines Corp.              1.7
Citigroup, Inc.                                    1.6
Lucent Technologies, Inc.                          1.5
-------------------------------------------------------
Top Ten                                           26.4%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                  MARCH 31, 1999             MARCH 31, 2000
                               -------------------------------------------------
                                   EQUITY INDEX     EQUITY INDEX         S&P 500
                               -------------------------------------------------
Auto & Transportation                 2.5%               1.9%               1.9%
Consumer Discretionary               13.2               12.5               12.5
Consumer Staples                      8.3                5.0                5.0
Financial Services                   16.7               13.5               13.5
Health Care                          12.4                9.0                9.0
Integrated Oils                       5.1                4.6                4.6
Other Energy                          1.1                1.7                1.7
Materials & Processing                3.3                2.6                2.5
Producer Durables                     3.1                4.0                4.0
Technology                           17.3               29.3               29.4
Utilities                            11.1                9.7                9.7
Other                                 5.9                6.2                6.2

--------------------------------------------------------------------------------

PORTFOLIO PROFILE
MID-CAP INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             MID-CAP INDEX            S&P*
----------------------------------------------------------
Number of Stocks                       403             400
Median Market Cap                    $3.6B           $3.6B
Price/Earnings Ratio                 22.6x           22.6x
Price/Book Ratio                      3.3x            3.3x
Yield                                 0.6%            1.0%
Return on Equity                     16.7%           16.7%
Earnings Growth Rate                 16.3%           16.3%
Foreign Holdings                      0.0%            0.0%
Turnover Rate                        52%**              --
Expense Ratio                      0.36%**              --
Cash Reserves                         0.0%              --

 *S&P MidCap 400 Index.
**Annualized.


INVESTMENT FOCUS
--------------------------------
STYLE                    Blend
MARKET CAP               Medium


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Siebel Systems, Inc.                               2.4%
Maxim Integrated Products, Inc.                    2.1
Altera Corp.                                       1.9
Vitesse Semiconductor Corp.                        1.6
MedImmune Inc.                                     1.2
Univision Communications Inc.                      1.2
Atmel Corp.                                        1.2
Intuit, Inc.                                       1.1
QLogic Corp.                                       1.0
Chiron Corp.                                       0.9
-------------------------------------------------------
Top Ten                                           14.6%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                MARCH 31, 1999           MARCH 31, 2000
                             ---------------------------------------------------
                                 MID-CAP INDEX   MID-CAP INDEX    S&P MIDCAP 400
                             --------------------------------------------------
Auto & Transportation                4.8%            2.2%              2.1%
Consumer Discretionary              17.2            17.0              16.0
Consumer Staples                     4.3             3.1               2.9
Financial Services                  17.4            13.8              12.9
Health Care                          9.9             9.9               9.2
Integrated Oils                      0.5             0.3               0.3
Other Energy                         4.3             7.2               6.8
Materials & Processing               6.7             5.6               5.3
Producer Durables                    6.3             4.8               4.4
Technology                          14.1            25.2              30.2
Utilities                           12.4             9.8               9.1
Other                                2.1             1.1               0.8
--------------------------------------------------------------------------------

PORTFOLIO PROFILE
GROWTH PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                    GROWTH         S&P 500
-----------------------------------------------------------
Number of Stocks                        67             500
Median Market Cap                  $128.6B          $94.4B
Price/Earnings Ratio                 51.6x           28.7x
Price/Book Ratio                     12.7x            5.7x
Yield                                 0.2%            1.1%
Return on Equity                     28.7%           24.2%
Earnings Growth Rate                 22.1%           16.4%
Foreign Holdings                      2.6%            1.2%
Turnover Rate                         65%*              --
Expense Ratio                       0.32%*              --
Cash Reserves                         0.6%              --

*Annualized.

INVESTMENT FOCUS
---------------------------------------
STYLE                           Growth
MARKET CAP                      Large

VOLATILITY MEASURES
----------------------------------------------------------
                                    GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.91            1.00
Beta                                  1.00            1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Cisco Systems, Inc.                                9.3%
General Electric Co.                               6.0
Microsoft Corp.                                    5.2
Intel Corp.                                        3.8
EMC Corp.                                          3.6
America Online, Inc.                               3.4
Texas Instruments, Inc.                            3.0
Lucent Technologies, Inc.                          3.0
Warner-Lambert Co.                                 2.9
Sun Microsystems, Inc.                             2.8
-------------------------------------------------------
Top Ten                                           43.0%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                               MARCH 31, 1999             MARCH 31, 2000
                            ----------------------------------------------------
                                  GROWTH            GROWTH               S&P 500
                            ----------------------------------------------------
Auto & Transportation               0.0%              0.0%                 1.9%
Consumer Discretionary             11.8              11.6                 12.5
Consumer Staples                   14.2               7.6                  5.0
Financial Services                 12.1               8.2                 13.5
Health Care                        23.4               9.3                  9.0
Integrated Oils                     0.0               0.0                  4.6
Other Energy                        0.0               0.0                  1.7
Materials & Processing              0.7               0.6                  2.5
Producer Durables                   2.8               4.8                  4.0
Technology                         26.2              43.4                 29.4
Utilities                           0.0               3.8                  9.7
Other                               8.8              10.7                  6.2

PORTFOLIO PROFILE
SMALL COMPANY GROWTH PORTFOLIO


This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.


PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             SMALL COMPANY         RUSSELL
                                    GROWTH            2000
----------------------------------------------------------
Number of Stocks                       145           1,802
Median Market Cap                    $1.2B           $1.0B
Price/Earnings Ratio                 26.2x           18.5x
Price/Book Ratio                      4.2x            2.8x
Yield                                 0.9%            1.2%
Return on Equity                     13.5%           13.2%
Earnings Growth Rate                 21.3%           12.8%
Foreign Holdings                      1.6%            0.0%
Turnover Rate                        157%*              --
Expense Ratio                       0.49%*              --
Cash Reserves                        14.8%              --

*Annualized.


INVESTMENT FOCUS
--------------------------------------
STYLE                           Growth
MARKET CAP                      Small


VOLATILITY MEASURES
-----------------------------------------------------------
                             SMALL COMPANY
                                    GROWTH         S&P 500
-----------------------------------------------------------
R-Squared                             0.35            1.00
Beta                                  0.84            1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Burr-Brown Corp.                                   2.1%
Linens 'n Things, Inc.                             1.8
Investment Technology Group, Inc.                  1.5
Equity Residential Properties Trust REIT           1.5
Mettler-Toledo International Inc.                  1.4
Core Laboratories N.V.                             1.4
SeaChange International, Inc.                      1.3
Macrovision Corp.                                  1.3
Vertex Pharmaceuticals, Inc.                       1.3
Sun Communities, Inc. REIT                         1.3
-------------------------------------------------------
Top Ten                                           14.9%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                 MARCH 31, 1999            MARCH 31, 2000
                             ---------------------------------------------------
                                 SMALL COMPANY       SMALL COMPANY      RUSSELL
                                    GROWTH              GROWTH            2000
                             ---------------------------------------------------
Auto & Transportation                 5.2%                 4.9%            2.8%
Consumer Discretionary               26.0                 17.5            14.6
Consumer Staples                      1.1                  1.6             1.9
Financial Services                    9.4                 10.5            15.6
Health Care                          14.2                 18.1            11.0
Integrated Oils                       0.0                  0.0             0.0
Other Energy                          2.2                  5.3             3.6
Materials & Processing                4.0                  3.1             7.1
Producer Durables                     9.7                 12.5             9.5
Technology                           24.9                 26.5            27.5
Utilities                             2.9                  0.0             5.7
Other                                 0.4                  0.0             0.7
--------------------------------------------------------------------------------

PORTFOLIO PROFILE
INTERNATIONAL PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
----------------------------------------------------------
Number of Stocks                       143             967
Turnover Rate                         36%*              --
Expense Ratio                       0.42%*              --
Cash Reserves                         4.2%              --

*Annualized.


PORTFOLIO ALLOCATION
-----------------------------------
EUROPE                          64%
EMERGING MARKETS                13%
PACIFIC                         23%


VOLATILITY MEASURES
----------------------------------------------------------
                             INTERNATIONAL       MSCI EAFE
----------------------------------------------------------
R-Squared                             0.90            1.00
Beta                                  1.00            1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Vodafone Airtouch PLC                              4.3%
Murata Manufacturing Co., Ltd.                     3.5
Samsung Electronics Co., Ltd.                      3.3
Philips Electronics NV                             3.2
Total Fina SA B Shares                             3.0
Vivendi                                            2.8
ING Groep NV                                       2.6
Fuji Photo Film Co., Ltd.                          2.5
Takeda Chemical Industries Ltd.                    2.1
Nokia Oyj                                          2.0
-------------------------------------------------------
Top Ten                                           29.3%

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                         MARCH 31, 1999                   MARCH 31, 2000
                     -----------------------------------------------------------
                         INTERNATIONAL          INTERNATIONAL         MSCI EAFE
                     -----------------------------------------------------------
Argentina                     0.2%                    0.0%               0.0%
Australia                     1.8                     0.2                2.3
Austria                       0.0                     0.0                0.2
Belgium                       1.6                     0.0                0.7
Brazil                        0.7                     2.0                0.0
Denmark                       0.7                     0.4                0.8
Finland                       0.0                     2.1                3.3
France                       14.5                    14.9               10.6
Germany                       5.1                     3.4                9.5
Hong Kong                     0.8                     2.5                2.3
Ireland                       1.6                     1.4                0.4
Italy                         9.7                     4.8                4.1
Japan                        13.6                    18.8               27.9
Malaysia                      0.4                     1.3                0.0
Mexico                        0.8                     1.5                0.0
Netherlands                  10.2                     9.5                5.0
New Zealand                   0.0                     0.0                0.1
Norway                        0.0                     0.0                0.3
Philippines                   0.7                     0.0                0.0
Portugal                      0.0                     0.0                0.5
Singapore                     1.1                     1.7                0.8
South Korea                   1.6                     4.6                0.0
Spain                         3.8                     1.0                2.8
Sweden                        2.9                     3.5                3.2
Switzerland                   9.2                     3.6                5.3
Taiwan                        0.0                     3.5                0.0
United Kingdom               19.0                    19.3               19.9
--------------------------------------------------------------------------------
Total                       100.0%                  100.0%             100.0%
--------------------------------------------------------------------------------

PORTFOLIO PROFILE
REIT INDEX PORTFOLIO

This Profile provides a snapshot of the portfolio's characteristics as of March 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 27 and 28.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                REIT INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       130             500
Median Market Cap                    $1.6B          $94.4B
Price/Earnings Ratio                 13.9x           28.7x
Price/Book Ratio                      1.2x            5.7x
Dividend Yield                       8.3%*            1.1%
Return on Equity                     12.2%           24.2%
Earnings Growth Rate                 16.2%           16.4%
Foreign Holdings                      0.0%            1.2%
Turnover Rate                         6%**              --
Expense Ratio                      0.40%**              --
Cash Reserves                         2.8%              --

 *This dividend yield includes some payments that represent a return of capital by the underlying REITs. The amount of such return of capital is only determined by each REIT after its fiscal year-end.
**Annualized.

INVESTMENT FOCUS
----------------------------------------
STYLE                Value
MARKET               Small

PORTFOLIO ALLOCATION
BY REIT TYPE
-------------------------------------------------------
Retail                                            21.6%
Apartments                                        21.4
Office                                            20.4
Industrial                                        16.2
Diversified                                       12.6
Hotels                                             7.8
-------------------------------------------------------
Total                                            100.0%


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Equity Office Properties Trust REIT                5.6%
Equity Residential Properties Trust REIT           4.5
Simon Property Group, Inc. REIT                    3.7
ProLogis Trust REIT                                2.8
Spieker Properties, Inc. REIT                      2.6
Public Storage, Inc. REIT                          2.6
Vornado Realty Trust REIT                          2.5
Archstone Communities Trust REIT                   2.5
Apartment Investment & Management
 Co. Class A REIT                                  2.2
Duke Realty Investments, Inc. REIT                 2.1
-------------------------------------------------------
Top Ten                                           31.1%

FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Variable Insurance Fund portfolios, are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each portfolio during the reporting period, and details the operating expenses charged to the portfolio. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a portfolio invested in futures contracts during the period, the results of these investments are shown separately. The International Portfolio's realized and unrealized gains (losses) on investment securities include the effect of foreign currency movements on security values. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.


------------------------------------------------------------------------------------------------------------------------
                                                           MONEY         SHORT-TERM         HIGH-GRADE        HIGH YIELD
                                                          MARKET          CORPORATE               BOND              BOND
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                    --------------------------------------------------------------------
                                                                        SIX MONTHS ENDED MARCH 31, 2000
                                                    --------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                 --                 --                 --                --
    Interest                                             $21,648             $1,228            $11,148            $6,580
    Security Lending                                          --                  2                  1                 5
                                                    --------------------------------------------------------------------
        Total Income                                      21,648              1,230             11,149             6,585
                                                    --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             42                  2                 19                43
        Performance Adjustment                                --                 --                 --                --
    The Vanguard Group--Note C
        Management and Administrative                        526                 38                250               126
        Marketing and Distribution                            68                  2                 20                10
    Custodian Fees                                            13                  2                 24                 1
    Auditing Fees                                              5                  4                  5                 5
    Shareholders' Reports                                      7                  1                  6                 3
    Trustees' Fees and Expenses                               --                 --                 --                --
                                                    --------------------------------------------------------------------
        Total Expenses                                       661                 49                324               188
        Expenses Paid Indirectly--Note D                      (2)                --                 --                (1)
                                                    --------------------------------------------------------------------
        Net Expenses                                         659                 49                324               187
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     20,989              1,181             10,825             6,398
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                 5                (78)            (1,864)           (1,823)
    Futures Contracts                                         --                 59                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                       5                (19)            (1,864)           (1,823)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                     --               (183)            (1,475)           (3,348)
    Futures Contracts                                         --                (87)                --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)              --               (270)            (1,475)           (3,348)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $20,994            $   892           $  7,486            $1,227
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                             EQUITY        DIVERSIFIED            EQUITY
                                                        BALANCED             INCOME              VALUE             INDEX
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                    --------------------------------------------------------------------
                                                                        SIX MONTHS ENDED MARCH 31, 2000
                                                    --------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                           $  5,200          $   5,324          $     472        $    8,764
    Interest                                               7,100                 59                 37               183
    Security Lending                                          56                  1                 --                14
                                                    --------------------------------------------------------------------
        Total Income                                      12,356              5,384                509             8,961
                                                    --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                            265                193                 20                17
        Performance Adjustment                               (52)               ---                 (3)               --
    The Vanguard Group--Note C
        Management and Administrative                        456                345                 32             1,118
        Marketing and Distribution                            33                 26                  3                82
    Custodian Fees                                             5                 18                  8                19
    Auditing Fees                                              5                  5                  5                 6
    Shareholders' Reports                                     10                  9                  1                16
    Trustees' Fees and Expenses                               --                 --                 --                1
                                                    --------------------------------------------------------------------
        Total Expenses                                       722                596                 66             1,259
        Expenses Paid Indirectly--Note D                      (3)                --                 --                --
                                                    --------------------------------------------------------------------
        Net Expenses                                         719                596                 66             1,259
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     11,637              4,788                443             7,702
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                            10,609              6,508             (4,279)           (6,911)
    Futures Contracts                                         --                 --                 --             1,462
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  10,609              6,508             (4,279)           (5,449)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                (17,738)           (27,138)             1,380           237,890
    Futures Contracts                                         --                 --                 --                53
    Foreign Currencies and Forward Currency Contracts         --                 --                 --                --
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                       (17,738)           (27,138)             1,380           237,943
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $  4,508           $(15,842)           $(2,456)         $240,196
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                 SMALL
                                                         MID-CAP                               COMPANY
                                                           INDEX             GROWTH             GROWTH     INTERNATIONAL
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                    --------------------------------------------------------------------
                                                                        SIX MONTHS ENDED MARCH 31, 2000
                                                    --------------------------------------------------------------------
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                          $     440        $     2,983       $        791         $   1,675*
    Interest                                                  16                560              1,101               459
    Security Lending                                           1                  1                113                28
                                                    --------------------------------------------------------------------
        Total Income                                         457              3,544              2,005             2,162
                                                    --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                             11                856                241               218
        Performance Adjustment                                --                 --                 55                --
    The Vanguard Group--Note C
        Management and Administrative                        106                828                412               363
        Marketing and Distribution                             4                 59                 11                16
    Custodian Fees                                            11                  9                  7               106
    Auditing Fees                                              4                  6                  5                 5
    Shareholders' Reports                                      2                 14                  5                 8
    Trustees' Fees and Expenses                               --                  1                 --                --
                                                    --------------------------------------------------------------------
        Total Expenses                                       138              1,773                736               716
        Expenses Paid Indirectly--Note D                      --                 --                 --                --
                                                    --------------------------------------------------------------------
        Net Expenses                                         138              1,773                736               716
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        319              1,771              1,269             1,446
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                             6,247             68,343             92,271             5,173
    Futures Contracts                                         29                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --              (952)
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   6,276             68,343             92,271             4,221
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                 15,621            187,196             38,627            80,712
    Futures Contracts                                         30                 --                 --                --
    Foreign Currencies and Forward Currency Contracts         --                 --                 --            (2,122)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                        15,651            187,196             38,627            78,590
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $22,246           $257,310           $132,167           $84,257
========================================================================================================================

*Dividends are net of foreign withholding taxes of $162,000.

--------------------------------------------------------------------------------
                                                                      REIT INDEX
                                                                       PORTFOLIO
                                                 SIX MONTHS ENDED MARCH 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                               $841
    Interest                                                                  14
    Security Lending                                                           1
                                                                          ------
        Total Income                                                         856
                                                                          ------
EXPENSES
   Investment Advisory Fees--Note B
        Basic Fee                                                             11
        Performance Adjustment                                                --
    The Vanguard Group--Note C
        Management and Administrative                                         28
        Marketing and Distribution                                             1
    Custodian Fees                                                             2
    Auditing Fees                                                              4
    Shareholders' Reports                                                      1
    Trustees' Fees and Expenses                                               --
                                                                          ------
        Total Expenses                                                        47
        Expenses Paid Indirectly--Note D                                      --
                                                                          ------
        Net Expenses                                                          47
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        809
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                82
    Futures Contracts                                                         --
    Foreign Currencies and Forward Currency Contracts                         --
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                      82
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                   (330)
    Futures Contracts                                                         --
    Foreign Currencies and Forward Currency Contracts                         --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            (330)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $561
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Money Market, Short-Term Coporate, High-Grade Bond, and High Yield Bond Portfolios distribute their income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The other portfolios' amounts of Distributions--Net Investment Income, and all portfolios' amounts of Distributions--Realized Capital Gain, may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


------------------------------------------------------------------------------------------------------------------------
                                                              MONEY MARKET                            SHORT-TERM
                                                                PORTFOLIO                        CORPORATE PORTFOLIO
                                                  ---------------------------------      -------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS
                                                           ENDED              ENDED              ENDED        FEB. 8* TO
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  20,989          $  30,807           $  1,181         $     695
    Realized Net Gain (Loss)                                   5                 (7)               (19)              (15)
    Change in Unrealized Appreciation (Depreciation)          --                 --               (270)             (400)
                                                  ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     20,994             30,800                892               280
                                                  ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (20,989)           (30,807)            (1,181)             (695)
    Realized Capital Gain                                     --                 --                 --                --
                                                  ----------------------------------------------------------------------
        Total Distributions                              (20,989)           (30,807)            (1,181)             (695)
                                                  ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               508,943            725,646             27,933            36,778
    Issued in Lieu of Cash Distributions                  20,989             30,807              1,181               695
    Redeemed                                            (449,794)          (624,080)           (10,143)           (8,139)
                                                  ----------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    80,138            132,373             18,971            29,334
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             80,143            132,366             18,682            28,919
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  722,548            590,182             28,919                --
                                                  ----------------------------------------------------------------------
    End of Period                                       $802,691           $722,548            $47,601           $28,919
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               508,943            725,646              2,882             3,721
    Issued in Lieu of Cash Distributions                  20,989             30,807                122                71
    Redeemed                                            (449,794)          (624,080)            (1,047)             (827)
                                                  ----------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            80,138            132,373              1,957             2,965
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                                  HIGH-GRADE                       HIGH YIELD
                                                                BOND PORTFOLIO                   BOND PORTFOLIO
                                                   --------------------------------       ------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  10,825          $  20,683         $    6,398         $  12,653
    Realized Net Gain (Loss)                              (1,864)            (1,277)            (1,823)           (5,546)
    Change in Unrealized Appreciation (Depreciation)      (1,475)           (21,106)            (3,348)           (3,123)
                                                   ---------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      7,486             (1,700)             1,227             3,984
                                                   ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (10,825)           (20,683)            (6,398)          (12,653)
    Realized Capital Gain                                     --               (909)                --              (227)
                                                   ---------------------------------------------------------------------
        Total Distributions                              (10,825)           (21,592)            (6,398)          (12,880)
                                                   ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                45,161            163,151             22,014            97,568
    Issued in Lieu of Cash Distributions                  10,825             21,592              6,398            12,880
    Redeemed                                             (68,181)          (147,350)           (33,218)          (86,553)
                                                   ---------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                   (12,195)            37,393             (4,806)           23,895
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            (15,534)            14,101             (9,977)           14,999
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  336,570            322,469            146,207           131,208
                                                   ---------------------------------------------------------------------
    End of Period                                       $321,036           $336,570           $136,230          $146,207
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                 4,428             15,167              2,330             9,786
    Issued in Lieu of Cash Distributions                   1,060              2,029                681             1,299
    Redeemed                                              (6,698)           (13,789)            (3,519)           (8,695)
                                                   ---------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            (1,210)             3,407               (508)            2,390
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                 BALANCED                           EQUITY INCOME
                                                                 PORTFOLIO                            PORTFOLIO
                                                    -------------------------------       ------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $  11,637          $  21,744        $     4,788         $  10,524
    Realized Net Gain (Loss)                              10,609             27,783              6,508             2,990
    Change in Unrealized Appreciation (Depreciation)     (17,738)             3,466            (27,138)           25,354
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      4,508             52,993            (15,842)           38,868
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (21,917)           (19,489)           (10,516)           (9,370)
    Realized Capital Gain                                (27,737)           (40,236)            (3,034)           (2,104)
                                                    --------------------------------------------------------------------
        Total Distributions                              (49,654)           (59,725)           (13,550)          (11,474)
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                37,454            130,611             49,995           132,042
    Issued in Lieu of Cash Distributions                  49,654             59,725             13,550            11,474
    Redeemed                                            (115,397)          (138,248)          (124,699)         (116,547)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                   (28,289)            52,088            (61,154)           26,969
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            (73,435)            45,356            (90,546)           54,363
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  598,512            553,156            429,309           374,946
                                                    --------------------------------------------------------------------
    End of Period                                       $525,077           $598,512           $338,763          $429,309
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                 2,322              7,415              2,481             6,116
    Issued in Lieu of Cash Distributions                   3,052              3,600                630               570
    Redeemed                                              (7,211)            (7,837)            (6,284)           (5,384)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            (1,837)             3,178             (3,173)            1,302
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                  DIVERSIFIED                        EQUITY INDEX
                                                                VALUE PORTFOLIO                        PORTFOLIO
                                                    -------------------------------      -------------------------------
                                                      SIX MONTHS                            SIX MONTHS              YEAR
                                                           ENDED         FEB. 8* TO              ENDED             ENDED
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $   443            $   518         $    7,702        $   15,053
    Realized Net Gain (Loss)                              (4,279)              (444)            (5,449)           13,947
    Change in Unrealized Appreciation (Depreciation)       1,380             (6,880)           237,943           229,030
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     (2,456)            (6,806)           240,196           258,030
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (537)                --            (15,526)          (12,732)
    Realized Capital Gain                                     --                 --            (13,484)           (4,473)
                                                    --------------------------------------------------------------------
        Total Distributions                                 (537)                --            (29,010)          (17,205)
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                15,430             69,125            260,985           450,504
    Issued in Lieu of Cash Distributions                     537                 --             29,010            17,205
    Redeemed                                             (24,424)           (20,045)          (288,624)         (263,396)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    (8,457)            49,080              1,371           204,313
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            (11,450)            42,274            212,557           445,138
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                   42,274                 --          1,365,383           920,245
                                                    --------------------------------------------------------------------
    End of Period                                        $30,824            $42,274         $1,577,940        $1,365,383
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 1,831              6,450              7,196            13,596
    Issued in Lieu of Cash Distributions                      58                 --                822               600
    Redeemed                                              (2,849)            (1,908)            (7,889)           (8,019)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                              (960)             4,542                129             6,177
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                               MID-CAP INDEX                           GROWTH
                                                                 PORTFOLIO                            PORTFOLIO
                                                    -------------------------------       ------------------------------
                                                      SIX MONTHS                            SIX MONTHS               YEAR
                                                           ENDED         FEB. 8* TO              ENDED             ENDED
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $    319           $    211         $    1,771        $    5,222
    Realized Net Gain (Loss)                               6,276              1,028             68,343            51,155
    Change in Unrealized Appreciation (Depreciation)      15,651             (2,433)           187,196           121,304
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     22,246             (1,194)           257,310           177,681
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (267)                --             (5,305)           (4,170)
    Realized Capital Gain                                 (1,068)                --            (50,896)          (39,875)
                                                    --------------------------------------------------------------------
        Total Distributions                               (1,335)                --            (56,201)          (44,045)
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                58,025             64,212            225,123           375,784
    Issued in Lieu of Cash Distributions                   1,335                 --             56,201            44,045
    Redeemed                                             (21,021)            (9,332)          (193,831)         (231,886)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    38,339             54,880             87,493           187,943
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             59,250             53,686            288,602           321,579
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                   53,686                 --            952,637           631,058
                                                    --------------------------------------------------------------------
    End of Period                                       $112,936            $53,686         $1,241,239          $952,637
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 4,766              5,885              7,094            13,290
    Issued in Lieu of Cash Distributions                     122                 --              1,888             1,805
    Redeemed                                              (1,741)              (846)            (6,080)           (8,142)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             3,147              5,039              2,902             6,953
========================================================================================================================

*Commencement of operations.

------------------------------------------------------------------------------------------------------------------------
                                                                SMALL COMPANY                       INTERNATIONAL
                                                               GROWTH PORTFOLIO                       PORTFOLIO
                                                    -------------------------------       ------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                   MAR. 31, 2000      SEP. 30, 1999      MAR. 31, 2000     SEP. 30, 1999
                                                           (000)              (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $  1,269           $    840           $  1,446        $    3,806
    Realized Net Gain (Loss)                              92,271              2,020              4,221            10,847
    Change in Unrealized Appreciation (Depreciation)      38,627             37,771             78,590            32,232
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    132,167             40,631             84,257            46,885
                                                    --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (928)              (731)            (3,703)           (3,272)
    Realized Capital Gain                                     --               (122)            (8,110)               --
                                                    --------------------------------------------------------------------
        Total Distributions                                 (928)              (853)           (11,813)           (3,272)
                                                    --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               230,000             85,183            134,263            89,926
    Issued in Lieu of Cash Distributions                     928                853             11,813             3,272
    Redeemed                                             (86,039)           (69,143)           (75,992)          (82,080)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                   144,889             16,893             70,084            11,118
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                            276,128             56,671            142,528            54,731
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                  167,527            110,856            271,797           217,066
                                                    --------------------------------------------------------------------
    End of Period                                       $443,655           $167,527           $414,325          $271,797
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                11,565              7,414              7,561             5,936
    Issued in Lieu of Cash Distributions                      68                 84                771               242
    Redeemed                                              (4,363)            (6,113)            (4,292)           (5,482)
                                                    --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             7,270              1,385              4,040               696
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                      REIT INDEX
                                                                                                       PORTFOLIO
                                                                                       ---------------------------------
                                                                                          SIX MONTHS
                                                                                               ENDED          FEB. 8* TO
                                                                                       MAR. 31, 2000       SEP. 30, 1999
                                                                                               (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                        809                 596
    Realized Net Gain (Loss)                                                                      82                 (28)
    Change in Unrealized Appreciation (Depreciation)                                            (330)             (1,448)
                                                                                       ---------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                          561                (880)
                                                                                       ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                       (617)                 --
    Realized Capital Gain                                                                        (27)                 --
                                                                                       ---------------------------------
        Total Distributions                                                                     (644)                 --
                                                                                       ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    11,919              25,811
    Issued in Lieu of Cash Distributions                                                         644                  --
    Redeemed                                                                                  (5,875)             (4,371)
                                                                                       ---------------------------------
        Net Increase (Decrease) from Capital Share Transactions                                6,688              21,440
------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                  6,605              20,560
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                       20,560                  --
                                                                                       ---------------------------------
    End of Period                                                                            $27,165             $20,560
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                     1,236               2,510
    Issued in Lieu of Cash Distributions                                                          67                  --
    Redeemed                                                                                    (616)               (422)
                                                                                       ---------------------------------
        Net Increase (Decrease) in Shares Outstanding                                            687               2,088
========================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; and how much it costs to operate the portfolio. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                   MARCH 31, 2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .028         .050         .055         .054         .054         .056
    Net Realized and Unrealized Gain (Loss)
        on Investments                               --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total from Investment Operations           .028         .050         .055         .054         .054         .056
                                                ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.028)       (.050)       (.055)       (.054)       (.054)       (.056)
    Distributions from Realized Capital Gains        --           --           --           --           --           --
                                                ------------------------------------------------------------------------
        Total Distributions                       (.028)       (.050)       (.055)       (.054)       (.054)       (.056)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
========================================================================================================================

TOTAL RETURN                                      2.86%        5.09%        5.60%        5.48%        5.49%        5.77%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $803         $723         $590         $393         $285         $218
    Ratio of Total Expenses to
        Average Net Assets                       0.18%*        0.20%        0.20%        0.21%        0.19%        0.23%
    Ratio of Net Investment Income to
        Average Net Assets                       5.65%*        4.98%        5.46%        5.36%        5.36%        5.66%
========================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                                          SHORT-TERM CORPORATE PORTFOLIO
                                                                                        SIX MONTHS ENDED      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                             MAR. 31, 2000   SEP. 30, 1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $9.75          $10.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                           .307            .355
    Net Realized and Unrealized Gain (Loss) on Investments                                         (.080)          (.250)
                                                                                                  ----------------------
        Total from Investment Operations                                                            .227            .105
                                                                                                  ----------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                           (.307)          (.355)
    Distributions from Realized Capital Gains                                                         --              --
                                                                                                  ----------------------
        Total Distributions                                                                        (.307)          (.355)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $9.67         $  9.75
========================================================================================================================

TOTAL RETURN                                                                                       2.37%           1.08%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                             $48             $29
    Ratio of Total Expenses to Average Net Assets                                                0.26%**         0.27%**
    Ratio of Net Investment Income to Average Net Assets                                         6.35%**         5.74%**
    Portfolio Turnover Rate                                                                        29%**             39%
========================================================================================================================

 *Inception.
**Annualized.



---------------------------------------------------------------------------------------------------------------------------------
                                                                                       HIGH-GRADE BOND PORTFOLIO
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------------------------
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                           MARCH 31, 2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.34       $11.07       $10.57       $10.29       $10.47      $  9.82
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                  .336         .646         .663         .678         .670         .663
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    (.100)       (.700)        .500         .280        (.180)        .650
                                                         ------------------------------------------------------------------------
        Total from Investment Operations                   .236        (.054)       1.163         .958         .490        1.313
                                                         ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                  (.336)       (.646)       (.663)       (.678)       (.670)       (.663)
    Distributions from Realized Capital Gains                --        (.030)          --           --           --           --
                                                         ------------------------------------------------------------------------
        Total Distributions                               (.336)       (.676)       (.663)       (.678)       (.670)       (.663)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.24       $10.34       $11.07       $10.57       $10.29       $10.47
=================================================================================================================================

TOTAL RETURN                                              2.34%       -0.49%       11.36%        9.60%        4.80%       13.83%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                   $321         $337         $322         $188         $139         $120
    Ratio of Total Expenses to
        Average Net Assets                               0.20%*        0.23%        0.28%        0.29%        0.25%        0.29%
    Ratio of Net Investment Income to
        Average Net Assets                               6.56%*        6.06%        6.16%        6.51%        6.43%        6.58%
    Portfolio Turnover Rate                                57%*          69%          65%          40%          56%          29%
=================================================================================================================================

*Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     HIGH YIELD BOND PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                ------------------------------------
                                                             SIX MONTHS ENDED                                            JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  MAR. 31, 2000       1999          1998          1997  SEP. 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $9.50     $10.09        $10.59        $10.15         $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                .422       .847          .895          .922           .299
    Net Realized and Unrealized Gain (Loss) on Investments              (.350)     (.573)        (.485)         .450           .150
                                                                       ------------------------------------------------------------
        Total from Investment Operations                                 .072       .274          .410         1.372           .449
                                                                       ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                (.422)     (.847)        (.895)        (.922)         (.299)
    Distributions from Realized Capital Gains                              --      (.017)        (.015)        (.010)            --
                                                                       ------------------------------------------------------------
        Total Distributions                                             (.422)     (.864)        (.910)        (.932)         (.299)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $9.15    $  9.50        $10.09        $10.59         $10.15
===================================================================================================================================

TOTAL RETURN                                                            0.72%      2.68%         3.85%        14.12%          4.56%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                 $136       $146          $131           $85            $22
    Ratio of Total Expenses to Average Net Assets                     0.26%**      0.29%         0.31%         0.31%        0.32%**
    Ratio of Net Investment Income to Average Net Assets              8.90%**      8.51%         8.45%         8.88%        9.29%**
    Portfolio Turnover Rate                                             31%**        31%           38%           30%             8%
===================================================================================================================================

 *Inception.
**Annualized.


------------------------------------------------------------------------------------------------------------------------------
                                                                                         BALANCED PORTFOLIO
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                         MARCH 31, 2000         1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.41       $17.73       $17.97       $14.81       $13.33       $11.33
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .36          .63          .63          .60         .565          .51
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   (.19)         .95          .56         3.31        1.420         2.07
                                                      ------------------------------------------------------------------------
        Total from Investment Operations                  .17         1.58         1.19         3.91        1.985         2.58
                                                      ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.64)        (.62)        (.60)        (.19)       (.505)        (.50)
    Distributions from Realized Capital Gains            (.81)       (1.28)        (.83)        (.56)          --         (.08)
                                                      ------------------------------------------------------------------------
        Total Distributions                             (1.45)       (1.90)       (1.43)        (.75)       (.505)        (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $16.13       $17.41       $17.73       $17.97       $14.81       $13.33
==============================================================================================================================

TOTAL RETURN                                            0.90%        9.44%        7.26%       27.60%       15.26%       23.65%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $525         $599         $553         $468         $330         $280
    Ratio of Total Expenses to
        Average Net Assets                             0.26%*        0.29%        0.31%        0.32%        0.31%        0.36%
    Ratio of Net Investment Income to
        Average Net Assets                             4.11%*        3.58%        3.72%        3.96%        4.04%        4.25%
    Portfolio Turnover Rate                              24%*          24%          31%          25%          36%          26%
==============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                         EQUITY INCOME PORTFOLIO
                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------------------------
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                          MARCH 31, 2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $21.10       $19.69       $18.50       $13.71       $12.00       $10.05
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                  .28          .51         .490          .42          .48          .46
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    (.99)        1.50        1.475         4.69         1.75         2.02
                                                         ----------------------------------------------------------------------
        Total from Investment Operations                  (.71)        2.01        1.965         5.11         2.23         2.48
                                                         ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                  (.52)        (.49)       (.400)        (.15)        (.46)        (.48)
    Distributions from Realized Capital Gains             (.15)        (.11)       (.375)        (.17)        (.06)        (.05)
                                                         ----------------------------------------------------------------------
        Total Distributions                               (.67)        (.60)       (.775)        (.32)        (.52)        (.53)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $19.72       $21.10       $19.69       $18.50       $13.71       $12.00
===============================================================================================================================

TOTAL RETURN                                            -3.63%       10.36%       11.19%       38.05%       19.07%       25.69%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $339         $429         $375         $271         $142          $91
    Ratio of Total Expenses to
        Average Net Assets                              0.30%*        0.33%        0.36%        0.37%        0.35%        0.39%
    Ratio of Net Investment Income to
        Average Net Assets                              2.45%*        2.44%        2.69%        3.11%        3.69%        4.28%
    Portfolio Turnover Rate                               12%*           6%           6%           8%           8%          10%
===============================================================================================================================

*Annualized.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                DIVERSIFIED VALUE PORTFOLIO
                                                                                            SIX MONTHS ENDED         FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                MAR. 31, 2000       SEP. 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $9.31              $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                               .13                 .11
    Net Realized and Unrealized Gain (Loss) on Investments                                             (.72)               (.80)
                                                                                                      -------------------------
        Total from Investment Operations                                                               (.59)               (.69)
                                                                                                      -------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                               (.12)                 --
    Distributions from Realized Capital Gains                                                            --                  --
                                                                                                      -------------------------
        Total Distributions                                                                            (.12)                 --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                        $8.60             $  9.31
===============================================================================================================================

TOTAL RETURN                                                                                         -6.42%              -6.90%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                $31                 $42
    Ratio of Total Expenses to Average Net Assets                                                   0.39%**             0.37%**
    Ratio of Net Investment Income to Average Net Assets                                            2.61%**             2.38%**
    Portfolio Turnover Rate                                                                           19%**                 18%
===============================================================================================================================

 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   EQUITY INDEX PORTFOLIO
                                                                                   YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED        -------------------------------------------------------------
THROUGHOUT EACH PERIOD                      MARCH 31, 2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $33.85       $26.94       $25.32       $18.32       $15.69       $12.47
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                              .18          .37          .37          .34          .34          .33
    Net Realized and Unrealized Gain (Loss)
        on Investments                                5.68         7.04         1.83         6.94         2.75         3.26
                                                   ----------------------------------------------------------------------------
        Total from Investment Operations              5.86         7.41         2.20         7.28         3.09         3.59
                                                   ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income              (.38)        (.37)        (.34)        (.19)        (.33)        (.29)
    Distributions from Realized Capital Gains         (.33)        (.13)        (.24)        (.09)        (.13)        (.08)
                                                   ----------------------------------------------------------------------------
        Total Distributions                           (.71)        (.50)        (.58)        (.28)        (.46)        (.37)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $39.00       $33.85       $26.94       $25.32       $18.32       $15.69
===============================================================================================================================

TOTAL RETURN                                         17.53%       27.84%        8.97%      40.31%        20.19%       29.51%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)              $1,578       $1,365         $920        $718          $406         $276
    Ratio of Total Expenses to
        Average Net Assets                            0.17%*        0.18%        0.20%       0.23%         0.22%        0.28%
    Ratio of Net Investment Income to
        Average Net Assets                            1.03%*        1.21%        1.48%       1.78%         2.13%        2.53%
    Portfolio Turnover Rate                             12%*           4%           1%          1%            2%           2%
===============================================================================================================================

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                               MID-CAP INDEX PORTFOLIO
                                                                                          SIX MONTHS ENDED     FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                              MAR. 31, 2000   SEP. 30, 1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $10.65       $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                             .04          .04
    Net Realized and Unrealized Gain (Loss) on Investments                                           3.36          .61
                                                                                                 -------------------------
        Total from Investment Operations                                                             3.40          .65
                                                                                                 -------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                             (.05)          --
    Distributions from Realized Capital Gains                                                        (.20)          --
                                                                                                 -------------------------
        Total Distributions                                                                          (.25)          --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $13.80       $10.65
==========================================================================================================================

Total Return                                                                                        32.54%        6.50%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                             $113          $54
    Ratio of Total Expenses to Average Net Assets                                                 0.36%**      0.24%**
    Ratio of Net Investment Income to Average Net Assets                                          0.82%**      1.03%**
    Portfolio Turnover Rate                                                                         52%**          24%
==========================================================================================================================

* Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.

**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   GROWTH PORTFOLIO
                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $28.96       $24.33       $21.51      $17.58        $14.10       $10.79
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .050           .16          .16        .190           .18          .16
    Net Realized and Unrealized Gain (Loss)
        on Investments                           7.365          6.16         3.43       4.615          3.65         3.26
                                                --------------------------------------------------------------------------
        Total from Investment Operations         7.415          6.32         3.59       4.805          3.83         3.42
                                                --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.160)         (.16)        (.20)      (.180)         (.16)        (.11)
    Distributions from Realized Capital Gains   (1.535)        (1.53)        (.57)      (.695)         (.19)          --
                                                --------------------------------------------------------------------------
        Total Distributions                     (1.695)        (1.69)        (.77)      (.875)         (.35)        (.11)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $34.68        $28.96       $24.33      $21.51        $17.58       $14.10
==========================================================================================================================

TOTAL RETURN                                    26.57%        27.27%       17.37%      28.76%        27.79%       32.02%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,241         $953         $631        $460          $276         $162
    Ratio of Total Expenses to
        Average Net Assets                       0.32%*        0.35%        0.39%       0.38%         0.39%        0.47%
    Ratio of Net Investment Income to
        Average Net Assets                       0.32%*        0.59%        0.74%       1.12%         1.29%        1.64%
    Portfolio Turnover Rate                        65%*          50%          48%          38%          42%          32%
==========================================================================================================================

*Annualized.



--------------------------------------------------------------------------------------------------------------------------
                                                                           SMALL COMPANY GROWTH PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
                                                    SIX MONTHS ENDED    ----------------------------------     JUN. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAR. 31, 2000         1999         1998         1997  SEP. 30, 1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.87      $  9.53       $11.97      $  9.84       $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .06          .06          .06          .04          .04
    Net Realized and Unrealized Gain (Loss) on Investments      9.01         3.35        (2.46)        2.13         (.20)
                                                              ------------------------------------------------------------
        Total from Investment Operations                        9.07         3.41        (2.40)        2.17         (.16)
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.07)        (.06)        (.04)        (.04)          --
    Distributions from Realized Capital Gains                     --         (.01)          --           --           --
                                                              ------------------------------------------------------------
        Total Distributions                                     (.07)        (.07)        (.04)        (.04)          --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $21.87       $12.87      $  9.53       $11.97      $  9.84
==========================================================================================================================

Total Return                                                  70.80%       35.98%      -20.10%       22.16%       -1.60%
==========================================================================================================================

Ratios/Supplemental Data

    Net Assets, End of Period (Millions)                        $444         $168         $111         $133          $44
    Ratio of Total Expenses to Average Net Assets            0.49%**        0.49%        0.42%        0.39%      0.45%**
    Ratio of Net Investment Income to Average Net Assets     0.85%**        0.58%        0.54%        0.67%      1.42%**
    Portfolio Turnover Rate                                   157%**          85%         106%          72%          18%
==========================================================================================================================

 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                               INTERNATIONAL PORTFOLIO
                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                   MARCH 31, 2000         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $15.58       $12.96       $14.55       $12.74       $11.40       $10.31
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .07          .23          .21          .17          .14          .16
    Net Realized and Unrealized Gain (Loss)
        on Investments                             4.31         2.59        (1.48)        2.10         1.36          .99
                                                 -------------------------------------------------------------------------
        Total from Investment Operations           4.38         2.82        (1.27)        2.27         1.50         1.15
                                                 -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.21)        (.20)        (.18)        (.14)        (.16)        (.06)
    Distributions from Realized Capital Gains      (.46)          --         (.14)        (.32)          --           --
                                                 -------------------------------------------------------------------------
        Total Distributions                        (.67)        (.20)        (.32)        (.46)        (.16)        (.06)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $19.29       $15.58       $12.96       $14.55       $12.74       $11.40
==========================================================================================================================

TOTAL RETURN                                     29.23%       21.97%       -8.74%       18.55%       13.36%       11.21%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $414         $272        $217          $246         $162          $90
    Ratio of Total Expenses to
        Average Net Assets                       0.42%*        0.46%        0.48%       0.46%         0.49%        0.54%
    Ratio of Net Investment Income to
        Average Net Assets                       0.86%*        1.51%        1.48%        1.43%        1.42%        1.67%
    Portfolio Turnover Rate                        36%*          39%          38%         22%           19%          27%
==========================================================================================================================

*Annualized.


---------------------------------------------------------------------------------------------------------------------------
                                                                                               REIT INDEX       PORTFOLIO
                                                                                         SIX MONTHS ENDED      FEB. 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                              MAR. 31, 2000   SEP. 30, 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                $9.85       $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                                                             .23          .28
    Net Realized and Unrealized Gain (Loss) on Investments                                           (.05)        (.43)
                                                                                                    -----------------------
        Total from Investment Operations                                                              .18         (.15)
                                                                                                    -----------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                             (.23)          --
    Distributions from Realized Capital Gains                                                        (.01)          --
                                                                                                    -----------------------
        Total Distributions                                                                          (.24)          --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                      $9.79      $  9.85
==========================================================================================================================

TOTAL RETURN                                                                                        1.86%       -1.50%

==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                              $27          $21
    Ratio of Total Expenses to Average Net Assets                                                 0.40%**      0.27%**
    Ratio of Net Investment Income to Average Net Assets                                          6.91%**      6.26%**
    Portfolio Turnover Rate                                                                          6%**           4%
==========================================================================================================================

 *Initial share purchase date. All assets were held in money market instruments until February 9, 1999, when performance measurement begins.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios. Each portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans or variable life insurance contracts.

       Certain investments of the Money Market, Short-Term Corporate, High-Grade Bond, High Yield Bond, and Balanced Portfolios are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The International Portfolio invests in securities of foreign issuers, which may subject the portfolio to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other portfolios:
Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Equity Index and Mid-Cap Index Portfolios use S&P 500 Index and S&P MidCap 400 Index futures contracts, respectively, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

      The Short-Term Corporate Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures

(or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

       The International Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

       4. FEDERAL INCOME TAXES: Each portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       5. REPURCHASE AGREEMENTS: The Money Market Portfolio may invest in repurchase agreements secured by U.S. government obligations. The other portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities.

       Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions of net investment income to shareholders of the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios are declared daily and paid on the first business day of the following month. Annual distributions of net investment income to shareholders of the Balanced, Equity Income, Diversified Value, Equity Index, Mid-Cap Index, Growth, Small Company Growth, International, and REIT Index Portfolios are recorded on the ex-dividend date. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       7. OTHER: Dividend income is recorded on the ex-dividend date. The REIT Index Portfolio's dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the securities.

B. The Vanguard Group furnishes investment advisory services to the Money Market, Short-Term Corporate, High-Grade Bond, Equity Index, Mid-Cap Index, and REIT Index Portfolios on an at-cost basis.

       Wellington Management Company, llp; Newell Associates; and Lincoln Capital Management Company provide investment advisory services to the High Yield Bond, Equity Income, and Growth Portfolios, respectively. For the six months ended March 31, 2000, the investment advisory fees of the High Yield Bond, Equity Income, and Growth Portfolios represented effective annual rates of 0.06%, 0.10%, and 0.15%, respectively, of average net assets.

       Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Diversified Value Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500/BARRA Value Index. For the six months ended March 31, 2000, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before a decrease of $3,000 based on performance.

       Wellington Management Company, llp, provides investment advisory services to the Balanced Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index composed of the S&P 500 Index and the Lehman Long Corporate AA or Better Bond Index. For the six months ended March 31, 2000, the investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio's average net assets before a decrease of $52,000 (0.02%) based on performance.

       Granahan Investment Management, Inc., provides investment advisory services to the Small Company Growth Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the six months ended March 31, 2000, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $55,000 (0.04%) based on performance.

       Schroder Investment Management North America Inc. provides investment advisory services to the International Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended March 31, 2000, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, with no performance adjustment required.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the Board of Trustees. Each portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2000, the portfolios had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------
                                       CAPITAL CONTRIBUTED      PERCENTAGE            PERCENTAGE
                                           TO VANGUARD         OF PORTFOLIO          OF VANGUARD'S
     PORTFOLIO                                (000)             NET ASSETS          CAPITALIZATION
-------------------------------------------------------------------------------------------------------
     Money Market                              $161                0.02%                  0.16%
     Short-Term Corporate                         9                0.02                   0.01
     High-Grade Bond                             64                0.02                   0.06
     High Yield Bond                             28                0.02                   0.03
     Balanced                                   101                0.02                   0.10
     Equity Income                               63                0.02                   0.06
     Diversified Value                            5                0.02                   0.01
     Equity Index                               293                0.02                   0.29
     Mid-Cap Index                               18                0.02                   0.02
     Growth                                     230                0.02                   0.23
     Small Company Growth                        93                0.02                   0.09
     International                               79                0.02                   0.08
     REIT Index                                   5                0.02                   0.01
-------------------------------------------------------------------------------------------------------

The portfolios' Trustees and officers are also Directors and officers of Vanguard.

D. The portfolios have asked their investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolios part of the commissions generated. Such rebates are used solely to reduce the portfolios' management and administrative expenses. The portfolios' custodian banks have also agreed to reduce their fees when a portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six-months ended March 31, 2000, these arrangements reduced expenses by:

---------------------------------------------------------------------------------------------------------
                                                                            EXPENSE REDUCTION
                                                                                 (000)
                                                             --------------------------------------------
                                                                MANAGEMENT AND                 CUSTODIAN
            PORTFOLIO                                           ADMINISTRATIVE                   FEES
---------------------------------------------------------------------------------------------------------
            Money Market                                               --                         $2
            High Yield Bond                                            --                          1
            Balanced                                                   $2                          1
---------------------------------------------------------------------------------------------------------

E. During the six months ended March 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                                                  (000)                                 (000)
                                     --------------------------------      -----------------------------
            PORTFOLIO                     PURCHASES        SALES               PURCHASES          SALES
---------------------------------------------------------------------------------------------------------
            Short-Term Corporate          $  1,935       $  1,545              $  21,448      $    3,669
            High-Grade Bond                 73,173         84,642                 19,881          14,016
            High Yield Bond                   --            --                    18,293          19,274
            Balanced                        21,536         35,496                 44,857          99,775
            Equity Income                     --            --                    23,822          95,857
            Diversified Value                 --            --                     3,162          11,970
            Equity Index                      --            --                    90,163         104,702
            Mid-Cap Index                     --            --                    58,180          20,230
            Growth                            --            --                   396,297         359,658
            Small Company Growth              --            --                   289,801         204,195
            International                     --            --                   111,632          58,248
            REIT Index                        --            --                     7,226             631
---------------------------------------------------------------------------------------------------------

      At September 30, 1999, the following portfolios had available realized capital losses to offset future taxable capital gains through the following fiscal year-ends:

---------------------------------------------------------------------------------------------------------
                                                                         EXPIRATION                LOSS
                                                                     FISCAL YEARS ENDING          AMOUNT
            PORTFOLIO                                                   SEPTEMBER 30,              (000)
---------------------------------------------------------------------------------------------------------
            Money Market                                                  2001-2008             $     19
            Short-Term Corporate                                            2008                      31
            High-Grade Bond                                                 2008                   1,292
            High Yield Bond                                               2007-2008                5,546
            Diversified Value                                               2008                     444
            Small Company Growth                                            2007                     821
            REIT Index                                                      2008                      28
---------------------------------------------------------------------------------------------------------

       During the six months ended March 31, 2000, the International Portfolio realized net foreign currency losses of $89,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At March 31, 2000, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                                ------------------------------------------------------------
                                                                                             NET UNREALIZED
                                                  APPRECIATED            DEPRECIATED          APPRECIATION
            PORTFOLIO                             SECURITIES             SECURITIES          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
            Short-Term Corporate                $         94           $     (660)           $      (566)
            High-Grade Bond                            2,624              (11,123)                (8,499)
            High Yield Bond                              324              (11,796)               (11,472)
            Balanced                                 116,424              (33,899)                82,525
            Equity Income                            112,738              (16,731)                96,007
            Diversified Value                          1,716               (7,216)                (5,500)
            Equity Index                             839,066              (44,732)               794,334
            Mid-Cap Index                             20,963               (7,775)                13,188
            Growth                                   508,779              (21,696)               487,083
            Small Company Growth                      91,250              (21,926)                69,324
            International                            148,906              (14,522)               134,384
            REIT Index                                   472               (2,250)                (1,778)
------------------------------------------------------------------------------------------------------------


       At March 31, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------------------------------------------------------
                                                                           (000)
                                              --------------------------------------------------------------
                                                   NUMBER OF              AGGREGATE          NET UNREALIZED
            PORTFOLIO/                           LONG (SHORT)            SETTLEMENT           APPRECIATION
            FUTURES CONTRACTS                      CONTRACTS                VALUE            (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
            Short-Term Corporate/
              U.S. Treasury Note                      (13)                 $1,275                 $(47)
              5-Year U.S. Treasury Note               (29)                  2,857                  (57)
            Equity Index/
              S&P 500 Index                             9                   3,409                  (33)
            Mid-Cap Index/
              S&P MidCap 400 Index                      2                     505                   30
------------------------------------------------------------------------------------------------------------

       At March 31, 2000, the International Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------------------------------------
                                                                       (000)
                                   --------------------------------------------------------------------------
                                           CONTRACT AMOUNT
                                   -----------------------------                                    NET
            CONTRACT                   FOREIGN           U.S.           MARKET VALUE IN           UREALIZED
            SETTLEMENT DATE           CURRENCY          DOLLARS          U.S. DOLLARS            DEPRECIATION
--------------------------------------------------------------------------------------------------------------
            Deliver:
              7/12/2000       JPY    5,857,157          $55,704             $58,078                $(2,374)
--------------------------------------------------------------------------------------------------------------

            JPY--Japanese Yen.

Malaysian securities purchased after February 14, 1999, are subject to a 10% levy on realized gains upon sale and conversion of proceeds from Malaysian ringgits to another currency. At March 31, 2000, the International Portfolio had recorded a liability (included in unrealized foreign currency losses) of $28,000, representing the levy that would be assessed if all subject Malaysian holdings were sold at their current values and the proceeds repatriated.

       The International Portfolio had net unrealized foreign currency losses of $30,000 resulting from the translation of other assets and liabilities at March 31, 2000.

G. The market value of securities on loan to broker/dealers at March 31, 2000, and collateral received with respect to such loans were:

------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                             ---------------------------------------------------------------
                                                                               COLLATERAL RECEIVED
                                                                       -------------------------------------
                                                 MARKET VALUE
                                                   OF LOANED                                  U.S. TREASURY
            PORTFOLIO                             SECURITIES                CASH               SECURITIES
------------------------------------------------------------------------------------------------------------
            High-Grade Bond                       $     974              $     990                   --
            High Yield Bond                             806                    870                   --
            Balanced                                 14,209                  7,549                7,144
            Growth                                    3,483                  3,591                   --
            Small Company Growth                     15,708                 16,195                   --
            International                            40,540                 43,004                   --
------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.

Read it carefully before you invest or send money.

                        THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

       The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

                                    TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                          VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600




WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q642-052000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD VARIABLE INSURANCE FUND

STATEMENT OF NET ASSETS  -  MARCH 31, 2000 (UNAUDITED)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

       This Statement provides a detailed list of each portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, U.S. government and agency issues, corporate bonds, etc.) and by industry sector or, for international securities, by country. (The Equity Index and Mid-Cap Index Portfolios' securities are listed in descending market value order.) Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. The NAV is the price used for portfolio share transactions with separate accounts of insurance companies, and differs from the accumulated value of units in their variable annuity plans or variable life insurance contracts.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date; portfolios that distribute net income to shareholders as a dividend each day usually have no Undistributed Net Investment Income. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

CONTENTS

  Money Market Portfolio                                  1
  Short-Term Corporate Portfolio                          5
  High-Grade Bond Portfolio                              10
  High Yield Bond Portfolio                              17
  Balanced Portfolio                                     22
  Equity Income Portfolio                                26
  Diversified Value Portfolio                            28
  Equity Index Portfolio                                 29
  Mid-Cap Index Portfolio                                34
  Growth Portfolio                                       38
  Small Company Growth Portfolio                         40
  International Portfolio                                42
  REIT Index Portfolio                                   45


--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                               MATURITY                AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                               YIELD**     DATE                    (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (17.5%)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                               5.818%    4/12/2000 (1)        $ 15,000    $  14,998
Federal Home Loan Bank                                               5.873%    5/12/2000 (1)          10,000        9,999
Federal Home Loan Bank                                               5.948%    4/28/2000 (1)           7,000        6,999
Federal Home Loan Bank                                                6.03%    5/19/2000               3,913        3,882
Federal Home Loan Bank                                                6.12%     4/4/2000 (1)          25,000       24,994
Federal Home Loan Bank                                                6.13%     4/4/2000 (1)          25,000       24,991
Federal Home Loan Mortgage Corp.                                     5.876%    4/18/2000 (1)          10,000        9,999
Federal Home Loan Mortgage Corp.                                     5.938%     5/4/2000 (1)           4,241        4,218
Federal National Mortgage Assn.                                      5.914%    4/21/2000 (1)          20,000       19,996
Federal National Mortgage Assn.                                      5.942%    4/26/2000 (1)          20,000       19,996
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $140,072)                                                                                                140,072
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                               MATURITY                AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                               YIELD**     DATE                    (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (47.6%)
--------------------------------------------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (8.0%)
DaimlerChrysler North America Holding Corp.                          5.923%    4/17/2000            $ 13,850     $ 13,814
Ford Motor Credit Co.                                                5.981%     5/4/2000              10,000        9,946
General Motors Acceptance Corp.                                      6.111%    5/19/2000              16,000       15,871
General Motors Acceptance Corp.                                      6.144%    5/22/2000               1,800        1,784
New Center Asset Trust                                               5.974%     5/2/2000              15,000       14,924
Toyota Motor Credit Corp.                                            6.084%    5/10/2000               8,000        7,948
                                                                                                                ----------
                                                                                                                   64,287
                                                                                                                ----------

FINANCE--OTHER (18.5%)
Asset Securitization Cooperative Co.                                 5.974%     5/1/2000              10,000        9,951
Asset Securitization Cooperative Co.                                 5.989%     5/8/2000               1,370        1,362
Associates Corp. of North America                                    6.121%    5/17/2000              10,000        9,922
CIT Group Holdings Inc.                                              5.993%     5/8/2000              10,000        9,939
CIT Group Holdings Inc.                                               6.10%    5/15/2000               3,800        3,772
Ciesco LP                                                            6.052%     5/1/2000              15,000       14,925
Dakota Certificates (CitiBank Credit Card Master Trust)              6.055%     5/8/2000              16,000       15,901
Delaware Funding                                                     5.968%    4/26/2000               2,928        2,916
Delaware Funding                                                     6.116%    5/11/2000               7,064        7,016
Delaware Funding                                                     6.145%    5/22/2000               1,984        1,967
Enterprise Funding Corp.                                             6.103%     5/8/2000               6,300        6,260
Enterprise Funding Corp.                                             6.145%    5/22/2000               1,266        1,255
Enterprise Funding Corp.                                             6.173%    5/30/2000               5,247        5,195
International Business Machines Credit                               6.039%     5/3/2000               2,000        1,989
Intrepid Funding                                                     6.131%    5/18/2000              10,500       10,417
Park Avenue Receivable Corp.                                         6.099%     4/6/2000               5,000        4,996
Preferred Receivables Funding Co.                                    6.102%    4/28/2000               6,550        6,520
Preferred Receivables Funding Co.                                    6.116%    5/15/2000               1,837        1,823
Preferred Receivables Funding Co.                                    6.125%    5/10/2000               1,100        1,093
Private Export Funding Corp.                                          5.92%     5/8/2000               7,901        7,853
Private Export Funding Corp.                                         6.003%    5/23/2000               2,400        2,379
Private Export Funding Corp.                                         6.008%    5/25/2000               1,469        1,456
Riverwoods Funding Corp.                                             6.195%    6/19/2000              10,953       10,806
Variable Funding Capital Corp.                                       6.073%     5/8/2000               8,990        8,934
                                                                                                                ----------
                                                                                                                  148,647
                                                                                                                ----------
INDUSTRIAL (7.4%)
Chevron Transport Co.                                                5.925%    4/18/2000               5,000        4,986
Coca-Cola Co.                                                         5.94%    5/18/2000              15,000       14,885
Coca-Cola Co.                                                        6.179%     6/7/2000                 900          890
Equilon Enterprises LLC                                              5.982%    5/16/2000               4,550        4,516
H.J. Heinz Co.                                                        6.07%     5/2/2000               5,000        4,974
Minnesota Mining & Manufacturing Co.                                 6.005%     5/9/2000               3,991        3,966
Procter & Gamble Corp.                                               6.009%     5/3/2000              20,000       19,894
WalMart Stores Inc.                                                  6.081%     5/9/2000               5,554        5,519
                                                                                                                ----------
                                                                                                                   59,630
                                                                                                                ----------
INSURANCE (3.2%)
Aegon Funding Corp.                                                  5.966%     5/2/2000               3,000        2,985
Aegon Funding Corp.                                                  5.988%    5/23/2000              12,056       11,950
John Hancock Capital Corp.                                           5.958%     5/8/2000              11,090       11,023
                                                                                                                ----------
                                                                                                                   25,958
                                                                                                                ----------

UTILITIES (2.7%)
SBC Communications Inc.                                               6.00%     5/4/2000               5,816        5,784
SBC Communications Inc.                                              6.036%    5/10/2000              10,000        9,935
Tampa Electric                                                       5.995%    4/28/2000               5,564        5,539
                                                                                                                ----------
                                                                                                                   21,258
                                                                                                                ----------

FOREIGN GOVERNMENT (2.4%)
KFW International Finance Inc.                                       6.006%     5/9/2000              12,800       12,720
Oesterreichishce Kontrollbank                                        6.087%    6/15/2000               2,200        2,173
Reseau Ferre de France                                               6.082%    5/30/2000               4,400        4,356
                                                                                                                ----------
                                                                                                                   19,249
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                               MATURITY                AMOUNT      VALUE*
                                                                     YIELD**     DATE                    (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
FOREIGN INDUSTRIAL (0.8%)
Diageo Capital PLC                                                   5.971%    5/11/2000            $  6,225     $  6,184
                                                                                                                ----------

FOREIGN UTILITIES (4.6%)
British Telecommunications PLC                                        5.90%     5/3/2000               5,000        4,975
British Telecommunications PLC                                       5.904%     4/7/2000               5,000        4,995
British Telecommunications PLC                                       6.029%    4/25/2000               6,650        6,624
British Telecommunications PLC                                       6.238%     8/2/2000               1,800        1,763
France Telecom                                                       5.961%     5/8/2000               4,100        4,075
France Telecom                                                       5.997%     5/3/2000               4,000        3,979
France Telecom                                                       6.144%     5/9/2000                 707          702
Telstra Corp.                                                        5.972%     4/4/2000              10,000        9,995
                                                                                                                ----------
                                                                                                                   37,108
                                                                                                                ----------
TOTAL COMMERCIAL PAPER
(COST $382,321)                                                                                                   382,321
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (19.2%)
--------------------------------------------------------------------------------------------------------------------------
U.S. BANKS (2.5%)
Suntrust Banks Inc.                                                   5.98%    5/16/2000              10,000       10,000
U.S. Bank N.A.                                                        6.14%     4/4/2000               5,000        5,000
U.S. Bank N.A.                                                        6.20%     4/4/2000               5,000        5,000
                                                                                                                ----------
                                                                                                                   20,000
                                                                                                                ----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (16.7%)
ABN-AMRO Bank NV                                                     6.195%     4/4/2000               5,500        5,499
ABN-AMRO Bank NV                                                      6.47%    1/18/2001               7,500        7,497
ABN-AMRO BANK NV                                                      6.69%     2/7/2001               5,000        4,998
Bank of Montreal                                                      5.91%    4/10/2000               3,000        3,000
Bayerische Landesbank Girozentrale                                    5.95%     5/4/2000               5,000        5,000
Credit Agricole Indosuez                                              5.92%    4/26/2000              10,000       10,000
Deutsche Bank AG                                                      5.93%    4/28/2000               3,000        3,000
Deutsche Bank AG                                                      5.96%     5/1/2000              12,950       12,950
Lloyds Bank                                                           6.67%     2/8/2001              10,000        9,996
Lloyds Bank                                                           6.87%     4/2/2001               5,000        4,999
National Westminster Bank PLC                                         5.98%    5/17/2000              10,000       10,000
Rabobank Nederlanden                                                  5.08%    4/12/2000               3,000        3,000
Rabobank Nederlanden                                                  5.29%    5/19/2000              10,000        9,999
Rabobank Nederlanden                                                  6.66%     2/5/2001              18,000       17,993
UBS AG                                                                6.53%    1/18/2001              19,100       19,092
Westdeutsche Landesbank                                               6.19%    6/19/2000               7,000        7,000
                                                                                                                ----------
                                                                                                                  134,023
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $154,023)                                                                                                154,023
--------------------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (9.6%)
--------------------------------------------------------------------------------------------------------------------------
Barclays Bank PLC                                                     5.24%    5/15/2000              18,000       17,983
Bayerische Landesbank Girozentrale                                    5.94%    4/28/2000              13,000       13,000
Credit Agricole Indosuez                                              6.04%     5/4/2000              10,000       10,000
Landesbank Hesson-Thueringen                                          6.01%    4/27/2000               5,000        5,000
Halifax PLC                                                           5.12%    4/10/2000               5,000        5,000
Halifax PLC                                                           6.01%     5/2/2000              13,000       13,000
Westdeutsche Landesbank                                               5.94%    4/20/2000              13,000       13,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(COST $76,983)                                                                                                     76,983
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                               MATURITY                AMOUNT      VALUE*
MONEY MARKET PORTFOLIO                                               YIELD**     DATE                    (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER NOTES (5.7%)
--------------------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                                      5.14%    4/25/2000             $ 5,000      $ 5,000
Abbey National Treasury Services                                      6.48%    1/18/2001               3,000        2,999
Associates Corp. of North America                                     6.06%    4/29/2000 (1)          10,000        9,999
Bank of America N.A.                                                  6.30%   10/10/2000               5,000        4,996
Bank of America N.A.                                                  6.72%     2/5/2001               4,500        4,500
First National Bank of Chicago                                        5.13%     4/4/2000               5,000        5,000
General Electric Capital Corp.                                       5.976%    4/12/2000 (1)           9,600        9,600
LaSalle National Bank                                                 5.17%    4/20/2000               4,000        4,000
--------------------------------------------------------------------------------------------------------------------------
TOTAL NOTES
   (COST $46,094)                                                                                                  46,094
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $799,493)                                                                                                799,493
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)

--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                8,007
Liabilities                                                                                                        (4,809)
                                                                                                                ----------
                                                                                                                    3,198
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 802,705,134 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $802,691
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

--------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                      (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                    $802,705         $1.00
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses                                                                        (14)           --
 Unrealized Appreciation                                                                                 --            --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $802,691         $1.00
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                               MATURITY              AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON      DATE                 (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.4%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (17.6%)
ANRC Auto Owner Trust                                                 6.75%   12/15/2003 (1)          $ 250        $  249
ARG Funding Corp.                                                     5.88%    5/20/2003 (1)(2)         250           244
Advanta Mortgage Loan Trust                                           5.98%    6/25/2014 (1)            250           244
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)            200           189
BMW Vehicle Owner Trust                                               6.41%    4/25/2003 (1)            250           249
California Infrastructure & Econ. Dev. Bank SP Trust PG&E             6.32%    9/25/2005 (1)            225           220
Citibank Credit Card Master Trust                                     5.55%     1/9/2006 (1)            300           281
Citibank Credit Card Master Trust                                     5.80%     2/7/2005 (1)            100            96
Citibank Credit Card Master Trust                                     6.55%    2/15/2004 (1)            200           198
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)         250           247
Countrywide Asset-Backed Certificates                                 6.24%    9/25/2018 (1)            300           291
DaimlerChrysler Auto Trust                                            7.09%    9/15/2002 (1)            650           650
EQCC Home Equity Loan Trust                                          6.223%    6/25/2011 (1)            350           342
First Bank Corp. Card Master Trust                                    6.40%    2/15/2003 (1)            575           567
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)            250           250
Honda Auto Lease Trust                                                6.45%    9/15/2002 (1)            400           396
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)            200           198
Mellon Residential Funding Corp. Mortgage
   Pass-Through Certificates                                         6.832%    2/25/2030 (1)            300           296
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)            350           346
Navistar Financial Corp. Owner Trust                                  7.47%    2/15/2007 (1)            250           250
Nissan Auto Receivables Trust                                         7.01%    9/15/2003 (1)            250           249
Onyx Acceptance Owner Trust                                           6.82%   11/15/2003 (1)            225           224
Option One Mortgage Loan Trust                                        5.92%    5/25/2029 (1)            300           293
PECO Energy Transition Trust                                          5.63%     3/1/2005 (1)            321           311
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)            125           117
PP&L Transition Bond                                                  6.41%   12/26/2003 (1)            400           397
PP&L Transition Bond                                                  7.05%    6/25/2009 (1)            125           124
Residential Asset Securities Corp.                                    6.00%    5/25/2020 (1)            350           343
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)            350           347
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)            175           170
                                                                                                                ----------
                                                                                                                    8,378
                                                                                                                ----------

FINANCE (24.3%)
American Express Credit Corp.                                        6.125%   11/15/2001                 66            65
CIT Group Holdings                                                    6.25%    3/28/2001                200           198
Cabot Industrial Properties LP                                       7.125%     5/1/2004                330           314
Capital One Bank                                                      6.58%    4/17/2001                250           248
Charles Schwab Corp.                                                  8.05%     3/1/2010                250           254
Chelsea GCA Realty                                                    7.75%    1/26/2001                150           149
Colonial Realty LP                                                    6.96%    7/26/2004                200           187
Comdisco Inc.                                                         7.25%    9/20/2001                275           273
Conseco Inc.                                                          8.50%   10/15/2002                200           198
DR Investments                                                        7.45%    5/15/2007 (2)            100            98
Dime Bancorp Inc.                                                    6.375%    1/30/2001                150           148
Dime Bancorp Inc.                                                     7.00%    7/25/2001                100            99
Donaldson Lufkin & Jenrette, Inc.                                     8.00%     3/1/2005                600           605
Finova Capital Corp.                                                  6.11%    2/18/2003                400           377
First Industrial LP                                                   7.15%    5/15/2027                250           245
Ford Motor Credit Co.                                                 5.75%    2/23/2004                400           376
International Business Machines Credit Corp.                          6.64%   10/29/2001                 95            94
Lehman Brothers Holdings Inc.                                         6.25%     4/1/2003                200           193
MBNA Corp.                                                           6.875%     6/1/2005                200           193
MONY Group Inc.                                                       8.35%    3/15/2010                250           252
Mercantile Bancorp                                                    6.80%    6/15/2001                300           298
Morgan Stanley, Dean Witter & Co.                                    5.625%    1/20/2004                400           377
Morgan Stanley, Dean Witter & Co.                                    7.125%    1/15/2003                330           329
Morgan Stanley, Dean Witter & Co.                                    7.375%    4/15/2003                100           100

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                               MATURITY              AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON      DATE                 (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
Newcourt Credit Group                                                6.875%    2/16/2005             $  300       $   292
Norwest Corp.                                                        6.125%   10/15/2000                425           423
Oasis Residential Inc.                                                6.75%   11/15/2001                250           244
PNC Funding Corp.                                                    9.875%     3/1/2001                291           298
PaineWebber Group Inc.                                                6.45%    12/1/2003                402           386
Popular Inc.                                                          6.20%    4/30/2001                300           296
Provident Bank of Ohio                                               6.125%   12/15/2000                340           337
Prudential Insurance Co. of America                                  6.375%    7/23/2006 (2)            200           185
Reckson Operating Partnership LP                                      7.40%    3/15/2004                125           119
Regency Centers LP                                                    7.40%    10/1/2003                100            95
Salomon Smith Barney Holdings Inc.                                    7.30%    5/15/2002                350           350
Sears Roebuck Acceptance Corp.                                        6.69%    4/30/2001                400           397
Southern National Corp.                                               7.05%    5/23/2003                500           490
Summit Bancorp                                                       8.625%   12/10/2002                230           235
USAA Capital Corp.                                                    7.54%    3/30/2005 (2)            500           510
US Bancorp                                                           6.875%    12/1/2004                350           342
U S WEST Capital Funding, Inc.                                       6.875%    8/15/2001                500           497
Wachovia Corp.                                                        6.70%    6/21/2004                450           440
                                                                                                                ----------
                                                                                                                   11,606
                                                                                                                ----------
INDUSTRIAL (25.2%)
   AEROSPACE & DEFENSE (1.7%)
   Lockheed Martin Corp.                                              6.50%    4/15/2003                200           192
   Lockheed Martin Corp.                                              7.95%    12/1/2005                100            99
   Raytheon Co.                                                       5.95%    3/15/2001                300           296
   Raytheon Co.                                                       7.90%     3/1/2003 (2)            250           250

   AUTOMOTIVE (1.5%)
   Cooper Tire & Rubber Co.                                           7.25%   12/16/2002                125           124
   Daimler-Chrysler North America Holding Corp.                       6.84%   10/15/2002                100            99
   Daimler-Chrysler North America Holding Corp.                       6.90%     9/1/2004                500           491

   CABLE (1.3%)
   Cox Communications, Inc.                                           6.50%   11/15/2002                250           243
   TCI Communications Inc.                                           6.375%     5/1/2003                400           389

   CHEMICALS (2.9%)
   E.I. du Pont de Nemours & Co.                                      6.75%   10/15/2004                500           492
   Monsanto Co.                                                      5.625%    12/1/2001                250           243
   Praxair, Inc.                                                      6.70%    4/15/2001                635           632

   CONSUMERS GOODS & SERVICES (1.6%)
   Procter & Gamble Co.                                               6.60%   12/15/2004                400           391
   VF Corp.                                                           7.60%     4/1/2004                365           358

   ENERGY & RELATED GOODS & SERVICES (4.4%)
   Apache Corp.                                                       9.25%     6/1/2002                375           386
   BP America, Inc.                                                  9.375%    11/1/2000                400           406
   Baker Hughes, Inc.                                                 5.80%    2/15/2003                150           143
   Coastal Corp.                                                      6.50%    5/15/2006                250           234
   Enterprise Products                                                8.25%    3/15/2005                350           351
   Phillips Petroleum Co.                                             9.00%     6/1/2001                585           596

   GAMING (0.9%)
   Harrah's Operating Co., Inc.                                       7.50%    1/15/2009                200           185
   Park Place Entertainment                                           7.95%     8/1/2003                250           244

   GENERAL (0.6%)
   Parker Retirement Savings Plan Trust                               6.34%    8/19/2004 (1)(2)         312           292

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                               MATURITY              AMOUNT      VALUE*
                                                                     COUPON      DATE                 (000)       (000)
--------------------------------------------------------------------------------------------------------------------------

   GROCERY STORES (1.5%)
   American Stores Co.                                                7.40%    5/15/2005             $  300        $  296
   Kroger Co.                                                         6.34%     6/1/2001                425           419

   HEALTH CARE (1.3%)
   Boston Scientific Corp.                                           6.625%    3/15/2005                210           196
   Upjohn Co.                                                        5.875%    4/15/2000                400           400

   OTHER (1.1%)
   International Speedway Corp.                                      7.875%   10/15/2004                250           246
   WMX Technologies Inc.                                              7.00%   10/15/2006                300           260

   PAPER & PACKAGING (0.7%)
   International Paper Co.                                           6.125%    11/1/2003                350           336

   TECHNOLOGY & RELATED (2.3%)
   CSC Enterprises                                                    6.50%   11/15/2001 (2)            700           689
   Texas Instruments Inc.                                             7.00%    8/15/2004                400           395

   TRANSPORTATION (3.4%)
   Continental Airlines Pass Through Trust                           7.434%    3/15/2006 (1)            300           293
   Delta Air Lines Inc.                                               6.65%    3/15/2004                100            94
   Delta Air Lines Inc.                                               7.70%   12/15/2005                125           121
   ERAC USA Finance Co.                                               6.35%    1/15/2001 (2)            200           198
   Federal Express Corp.                                             9.875%     4/1/2002                 65            67
   Hertz Corp.                                                       7.375%    6/15/2001                350           349
   Norfolk Southern Corp.                                             6.70%     5/1/2000                230           230
   TTX Co.                                                            7.02%   11/15/2001 (2)            250           247
                                                                                                                ----------
                                                                                                                   11,972
                                                                                                                ----------

UTILITIES (16.3%)
Arizona Public Service Co.                                           5.875%    2/15/2004 (3)            400           375
Boston Edison Co.                                                     6.80%    3/15/2003                300           295
Cinergy Corp.                                                        6.125%    4/15/2004                150           141
Detroit Edison Co.                                                    6.56%     5/1/2001                250           248
Duquesne Light Co.                                                    6.10%    5/10/2000                400           400
East Coast Power                                                     6.737%    2/24/2005                138           128
Edison International                                                 6.875%    9/15/2004                315           306
FPL Group Capital Inc.                                               7.625%    9/15/2006                300           299
KN Energy Inc.                                                        6.45%   11/30/2001                410           402
Kern River Funding Corp.                                              6.72%    9/30/2001 (2)            400           394
LG&E Capital Corp.                                                   6.205%     5/1/2004 (2)            300           282
Limestone Electron Trust                                             8.625%    3/15/2003                500           502
MidAmerican Funding LLC                                               5.85%     3/1/2001                250           247
Niagara Mohawk Power Corp.                                           6.625%     7/1/2005                200           189
NRG Northeast Generating LLC                                         8.065%     5/5/2002 (2)            500           499
NRG South Central Generating LLC                                     8.962%    3/15/2016 (2)            500           512
Nynex Corp.                                                           9.55%    2/25/2005                600           647
Osprey Trust                                                          8.31%    1/15/2003 (2)            125           125
PPL Capital Funding                                                   7.75%    4/15/2005                200           199
Potomac Capital Investment Corp.                                      7.55%   11/19/2001 (2)            150           149
Texas Utilities Co.                                                  7.375%     8/1/2001                269           269
Tosco Trust                                                           8.58%     3/1/2010 (2)            250           254
Transcontinental Gas Pipeline                                        8.875%    9/15/2002                300           307
Virginia Electric Power                                               6.30%    6/21/2001                250           248
Worldcom Inc.                                                        6.125%    8/15/2001                250           247
Yosemite Security Trust                                               8.25%   11/15/2004 (2)            100            99
                                                                                                                ----------
                                                                                                                    7,763
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $40,272)                                                                                                  39,719
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                               MATURITY              AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                       COUPON      DATE                 (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.5%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                   4.625%   12/31/2000            $ 1,275       $ 1,259
U.S. Treasury Note                                                   5.875%   11/15/2004                400           393
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $1,661)                                                                                                    1,652
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(9.4%)
--------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003                250           240
Amvescap PLC                                                          6.60%    5/15/2005                100            95
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006                200           190
Banco Santiago SA                                                     7.00%    7/18/2007                100            91
Bank of Tokyo-Mitsubishi                                              8.40%    4/15/2010                300           304
Canadian Imperial Bank of Commerce (NY)                               6.20%     8/1/2000                450           449
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)             50            50
Israel Electric Corp.                                                 7.25%   12/15/2006 (2)            150           145
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)            125           124
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)             50            52
Korea Electric Power                                                 10.00%     4/1/2001 (2)            150           153
Korean Development Bank                                              7.125%    4/22/2004                150           145
National Westminster Bancorp Inc.                                     9.45%     5/1/2001                150           153
Noranda, Inc.                                                        8.625%    7/15/2002                 75            76
Pemex Finance Ltd.                                                   6.125%   11/15/2003 (1)            400           391
Pemex Finance Ltd.                                                    9.14%    5/15/2003                400           408
Petro Geo-Services                                                    6.25%   11/19/2003                105           100
Petroliam Nasional Bhd.                                              7.125%   10/18/2006 (2)            100            95
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003                100            96
Republic of Argentina                                                 0.00%   10/15/2001                100            86
Republic of South Africa                                             9.125%    5/19/2009                125           127
Samsung Electronics America                                           9.75%     5/1/2003 (2)            175           182
Stagecoach Holdings PLC                                              8.625%   11/15/2009                100            98
The State of Qatar                                                    9.50%    5/21/2009 (2)            100           106
United Mexican States                                                9.875%     2/1/2010                163           170
Vodafone AirTouch PLC                                                7.625%    2/15/2005 (2)            350           353
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
(COST $4,483)                                                                                                       4,479
--------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.5%)
--------------------------------------------------------------------------------------------------------------------------
NY State Power Auth.
   (COST $246)                                                        6.05%   11/15/2001                250           246
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $946)                                                        6.12%     4/3/2000                946           946
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
   (COST $47,608)                                                                                                  47,042
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                      $   801
Liabilities                                                                                                          (242)
                                                                                                                ----------
                                                                                                                      559
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable TO 4,922,118 Outstanding $.001 Par Value Shares of Beneficial Interest
   (Unlimited Authorization)                                                                                      $47,601
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.67
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the aggregate value of these securities was $6,534,000, representing 13.7% of net assets.

(3) Security segregated as intial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $48,305         $9.81
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses                                                                        (34)         (.01)
 Unrealized Depreciation--Note F
   Investment Securities                                                                               (566)         (.11)
   Futures Contracts                                                                                   (104)         (.02)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $47,601         $9.67
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
HIGH-GRADE BOND PORTFOLIO                                        COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (57.4%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (17.7%)
U.S. Treasury Bond                                                 5.50%              5/15/2009     $ 2,960      $  2,820
U.S. Treasury Bond                                                 6.75%              8/15/2026       5,700         6,197
U.S. Treasury Bond                                                7.125%              2/15/2023       3,085         3,451
U.S. Treasury Bond                                                 7.50%             11/15/2024         725           851
U.S. Treasury Bond                                                7.625%             11/15/2022       4,875         5,744
U.S. Treasury Bond                                                7.875%              2/15/2021         115           138
U.S. Treasury Bond                                                 8.00%             11/15/2021       1,680         2,046
U.S. Treasury Bond                                                8.125%              8/15/2019       5,015         6,097
U.S. Treasury Bond                                                8.125%              8/15/2021       3,215         3,953
U.S. Treasury Bond                                                 8.50%              2/15/2020       1,570         1,980
U.S. Treasury Bond                                                 8.75%              5/15/2017         535           676
U.S. Treasury Bond                                                 8.75%              5/15/2020         960         1,239
U.S. Treasury Bond                                                 8.75%              8/15/2020         420           543
U.S. Treasury Bond                                                8.875%              8/15/2017       1,300         1,662
U.S. Treasury Bond                                                8.875%              2/15/2019         790         1,022
U.S. Treasury Bond                                                9.375%              2/15/2006         995         1,140
U.S. Treasury Bond                                                10.00%              5/15/2010         125           143
U.S. Treasury Bond                                               10.375%             11/15/2009         150           172
U.S. Treasury Bond                                               10.375%             11/15/2012       6,445         7,933
U.S. Treasury Bond                                                12.75%             11/15/2010       1,775         2,283
U.S. Treasury Bond                                                13.25%              5/15/2014         670           979
U.S. Treasury Bond                                                14.00%             11/15/2011       1,065         1,488
U.S. Treasury Note                                                 7.25%              5/15/2004       4,150         4,277
                                                                                                                ----------
                                                                                                                   56,834
                                                                                                                ----------
AGENCY BONDS & NOTES (5.6%)
Federal Farm Credit Bank                                           4.80%              11/6/2003       2,500         2,325
Federal Home Loan Bank                                            5.575%               9/2/2003       1,900         1,817
Federal Home Loan Bank                                            5.675%              8/18/2003       2,000         1,919
Federal Home Loan Bank                                            5.865%               9/2/2008       1,300         1,181
Federal Home Loan Bank                                             5.88%             11/25/2008         530           486
Federal Home Loan Bank                                             6.50%              8/15/2007       1,450         1,397
Federal Home Loan Mortgage Corp.                                   7.09%               6/1/2005         200           197
Federal National Mortgage Assn.                                    5.64%             12/10/2008       1,500         1,356
Federal National Mortgage Assn.                                    5.75%              4/15/2003       1,090         1,056
Federal National Mortgage Assn.                                    5.90%               7/9/2003       1,500         1,450
Federal National Mortgage Assn.                                    5.91%              8/25/2003         650           628
Federal National Mortgage Assn.                                    5.96%              4/23/2003         300           291
Federal National Mortgage Assn.                                    5.97%               7/3/2003       1,000           968
Federal National Mortgage Assn.                                    6.40%              5/14/2009       2,000         1,854
Federal National Mortgage Assn.                                    6.56%              4/23/2008       1,250         1,188
                                                                                                                ----------
                                                                                                                   18,113
                                                                                                                ----------
MORTGAGE-BACKED SECURITIES (34.1%)
Federal Home Loan Mortgage Corp.                                   5.50%     11/1/2008-3/1/2014 (1)   1,662         1,534
Federal Home Loan Mortgage Corp.                                   6.00%      4/1/2003-5/1/2029 (1)  11,754        10,905
Federal Home Loan Mortgage Corp.                                   6.50%      9/1/2000-7/1/2029 (1)  18,765        17,801
Federal Home Loan Mortgage Corp.                                   7.00%      4/1/2000-9/1/2029 (1)  13,017        12,617
Federal Home Loan Mortgage Corp.                                   7.50%      1/1/2007-4/1/2028 (1)   6,225         6,176
Federal Home Loan Mortgage Corp.                                   8.00%    10/1/2009-12/1/2027 (1)   3,414         3,443
Federal Home Loan Mortgage Corp.                                   8.50%      5/1/2006-5/1/2027 (1)     625           642
Federal Home Loan Mortgage Corp.                                   9.00%     11/1/2005-5/1/2027 (1)     117           122
Federal Home Loan Mortgage Corp.                                   9.50%      1/1/2025-2/1/2025 (1)      64            69
Federal Home Loan Mortgage Corp.                                  10.00%     3/1/2017-11/1/2019 (1)      38            42
Federal National Mortgage Assn.                                    5.50%               3/1/2001 (1)      32            31
Federal National Mortgage Assn.                                    6.00%      8/1/2000-3/1/2029 (1)   5,108         4,733
Federal National Mortgage Assn.                                    6.50%      9/1/2001-8/1/2029 (1)   8,859         8,375
Federal National Mortgage Assn.                                    7.00%     5/1/2000-11/1/2029 (1)   6,930         6,699
Federal National Mortgage Assn.                                    7.50%      7/1/2001-3/1/2030 (1)   4,660         4,604
Federal National Mortgage Assn.                                    8.00%      7/1/2007-9/1/2027 (1)     916           930

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
                                                                 COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                    8.50%    11/1/2006-12/1/2026 (1) $   413       $   426
Federal National Mortgage Assn.                                    9.00%      3/1/2020-4/1/2025 (1)     210           219
Federal National Mortgage Assn.                                    9.50%      6/1/2001-2/1/2025 (1)     109           118
Federal National Mortgage Assn.                                   10.00%      8/1/2020-8/1/2021 (1)      65            71
Federal National Mortgage Assn.                                   10.50%               8/1/2020 (1)      17            18
Government National Mortgage Assn.                                 6.00%    3/15/2009-7/15/2029 (1)   2,739         2,528
Government National Mortgage Assn.                                 6.50%   10/15/2008-7/15/2029 (1)  10,005         9,468
Government National Mortgage Assn.                                 7.00%  10/15/2008-10/15/2029 (1)   8,110         7,905
Government National Mortgage Assn.                                 7.50%   5/15/2008-11/15/2029 (1)   4,704         4,692
Government National Mortgage Assn.                                 8.00%   3/15/2008-11/15/2029 (1)   3,330         3,396
Government National Mortgage Assn.                                 8.50%    7/15/2009-4/15/2027 (1)     818           847
Government National Mortgage Assn.                                 9.00%   4/15/2016-10/15/2026 (1)     482           507
Government National Mortgage Assn.                                 9.50%    4/15/2017-2/15/2025 (1)     221           234
Government National Mortgage Assn.                                10.00%    5/15/2020-1/15/2025 (1)      91            99
Government National Mortgage Assn.                                10.50%              5/15/2019 (1)      28            30
Government National Mortgage Assn.                                11.00%             10/15/2015 (1)      19            21
Government National Mortgage Assn.                                11.50%              2/15/2013 (1)      15            17
Resolution Trust Corp. Collateralized Mortgage Obligations        10.35%              8/25/2021 (1)      49            49
                                                                                                                ----------
                                                                                                                  109,368
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $188,104)                                                                                                184,315
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (35.9%)
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.7%)
ARG Funding Corp.                                                  5.88%             5/20/2003 (1)(2) 1,350         1,316
Advanta Credit Card Master Trust                                   6.05%              8/1/2003 (1)    1,250         1,247
Advanta Mortgage Loan Trust                                        6.21%            11/25/2016 (1)    1,000           978
American Express Credit Card Master Trust                          6.80%            12/15/2003 (1)    1,250         1,248
CIT RV Trust                                                       5.78%             7/15/2008 (1)      500           495
CIT RV Trust                                                       5.96%             4/15/2011 (1)      450           441
California Infrastructure & Econ. Dev. Bank SP Trust  PG&E         6.16%             6/25/2003 (1)      250           249
California Infrastructure & Econ. Dev. Bank SP Trust  PG&E         6.42%             9/25/2008 (1)      375           362
Chemical Master Credit Card Trust I                                5.55%             4/15/2003 (1)    1,250         1,239
Citicorp Lease Pass-Through Trust                                  7.22%             6/15/2005 (1)(2 )  175           173
Citicorp Lease Pass-Through Trust                                  8.04%            12/15/2019 (1)      500           510
   Discover Card Master Trust                                      5.65%            11/15/2004 (1)      200           194
First USA Credit Card Master Trust                                 6.42%             3/17/2005 (1)    1,250         1,233
MMCA Automobile Trust                                              6.80%             8/15/2003 (1)      800           795
PECO Energy Transition Trust                                       5.63%              3/1/2005 (1)    1,900         1,840
PECO Energy Transition Trust                                       6.05%              3/1/2009 (1)      225           211
Premier Auto Trust                                                 5.69%              6/8/2002 (1)    1,700         1,688
Sears Credit Account Master Trust                                  5.80%             8/15/2005 (1)    1,500         1,487
Sears Credit Account Master Trust                                  8.10%             6/15/2004 (1)      583           587
Toyota Auto Lease Trust                                            5.35%             7/25/2002 (1)    1,850         1,834
Toyota Auto Lease Trust                                            6.35%             4/26/2004 (1)      250           249
                                                                                                                ----------
                                                                                                                   18,376
                                                                                                                ----------

FINANCE (12.6%)
Allstate Corp.                                                     7.20%              12/1/2009         300           287
Associates Corp.                                                  5.875%              5/16/2001       1,100         1,083
Associates Corp.                                                   6.50%             10/15/2002         650           637
Associates Corp.                                                   7.50%              4/15/2002         600           601
Avalon Properties Inc.                                            6.875%             12/15/2007         450           427
BT Capital Trust B                                                 7.90%              1/15/2027         200           185
BankAmerica Corp.                                                 9.375%              9/15/2009         500           559
BankAmerica Corp.                                                 10.00%               2/1/2003         200           213
Bank of New York Capital                                           7.97%             12/31/2026         400           379
Bear, Stearns & Co., Inc.                                         6.625%              1/15/2004         200           193
CIGNA Corp.                                                       7.875%              5/15/2027         450           428
CIT Group Inc.                                                    7.375%              3/15/2003       1,000         1,001
CNA Financial Corp.                                                6.50%              4/15/2005         525           482


--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
HIGH-GRADE BOND PORTFOLIO                                        COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------

Case Credit Corp.                                                  6.15%               3/1/2002     $ 2,250       $ 2,183
Chase Capital I                                                    7.67%              12/1/2026         400           370
The Chase Manhattan Corp.                                          6.00%              11/1/2005         575           539
The Chase Manhattan Corp.                                          6.50%               8/1/2005         175           168
Citicorp                                                          7.625%               5/1/2005         300           303
Citicorp Capital II                                               8.015%              2/15/2027         500           478
Conseco Inc.                                                       9.00%             10/15/2006         500           491
CoreStates Capital Corp.                                          9.375%              4/15/2003         250           263
Donaldson Lufkin & Jenrette, Inc.                                  6.00%              12/1/2001       3,000         2,922
ERAC USA Finance Co.                                               7.95%             12/15/2009 (2)     400           395
Equitable Companies Inc.                                           7.00%               4/1/2028         140           124
Equity Residential Properties                                      6.55%             11/15/2001         550           540
Finova Capital Corp.                                              5.875%             10/15/2001         750           726
Finova Capital Corp.                                               7.25%              11/8/2004         750           718
First Chicago Corp.                                               11.25%              2/20/2001         300           310
Fleet Capital Trust II                                             7.92%             12/11/2026         400           375
Ford Motor Credit Co.                                             5.125%             10/15/2001       2,100         2,041
Ford Motor Credit Co.                                             6.375%               2/1/2029         500           422
Ford Motor Credit Co.                                              7.00%              9/25/2001         400           399
Ford Motor Credit Co.                                             7.375%             10/28/2009         300           294
General Electric Capital Corp.                                     5.77%              8/27/2001       2,000         1,968
General Motors Acceptance Corp.                                    5.50%             12/15/2001         750           731
General Motors Acceptance Corp.                                   7.125%               5/1/2001       1,200         1,201
HRPT Properties Trust                                              6.75%             12/18/2002         750           706
Household Finance Corp.                                            6.40%              6/17/2008         125           115
Household Finance Corp.                                            7.65%              5/15/2007         400           404
JDN Realty Corp.                                                   6.80%               8/1/2004         350           325
Lehman Brothers Holdings Inc.                                      6.25%               4/1/2003         850           818
Lehman Brothers Holdings Inc.                                     6.625%               2/5/2006         250           236
Lehman Brothers Holdings Inc.                                      7.50%               9/1/2006         250           246
Mack-Cali Realty                                                   7.00%              3/15/2004       1,000           957
MONY Group Inc.                                                    8.35%              3/15/2010         900           907
Morgan Stanley, Dean Witter & Co.                                 7.125%              1/15/2003       2,200         2,190
NB Capital Trust IV                                                8.25%              4/15/2027         200           194
NCNB Corp.                                                         9.50%               6/1/2004         150           160
NationsBank Corp.                                                  7.00%              9/15/2001         200           199
NationsBank Corp.                                                  7.75%              8/15/2004         500           506
PEFCO                                                              7.20%             11/15/2010         600           598
Popular Inc.                                                      7.375%              9/15/2001         775           772
Reckson Operating Partnership LP                                   7.75%              3/15/2009         500           467
Salomon, Inc.                                                      6.65%              7/15/2001         750           745
Security Capital Pacific Trust                                     8.05%               4/1/2017         150           138
Simon DeBartolo Group, Inc.                                        6.75%              7/15/2004         250           235
Summit Properties Inc.                                             6.95%              8/15/2004         700           653
Susa Partnership                                                   7.50%              12/1/2027         175           153
Toyota Motor Credit Corp.                                          5.50%              9/17/2001       1,750         1,712
Travelers Property Casualty Corp.                                  7.75%              4/15/2026         275           267
U S WEST Capital Funding, Inc.                                    6.875%              8/15/2001         750           745
Wells Fargo & Co.                                                  6.50%               9/3/2002       1,100         1,080
Wells Fargo Capital I                                              7.96%             12/15/2026         400           378
                                                                                                                ----------
                                                                                                                   40,342
                                                                                                                ----------
INDUSTRIAL (11.5%)
Allied Signal Inc.                                                 6.20%               2/1/2008         500           467
American Airlines ETC-A                                           6.855%              4/15/2009         400           392
American Airlines ETC-A                                           7.024%             10/15/2009         200           192
Anadarko Petroleum Corp.                                           7.20%              3/15/2029         500           446
Anheuser-Busch Cos., Inc.                                          7.10%              6/15/2007         450           442
Anheuser-Busch Cos., Inc.                                         7.125%               7/1/2017         150           141
Anheuser-Busch Cos., Inc.                                         7.375%               7/1/2023          75            71
Applied Materials, Inc.                                            8.00%               9/1/2004         100           102

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
                                                                 COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------


Archer-Daniels-Midland Co.                                        8.875%              4/15/2011      $  180        $  198
Auburn Hills                                                      12.00%               5/1/2020         115           167
Bayer Corp.                                                        6.65%              2/15/2028 (2)     350           314
Black & Decker Corp.                                               7.50%               4/1/2003         500           497
The Boeing Co.                                                    6.625%              2/15/2038         400           343
Burlington Northern Santa Fe Corp.                                6.375%             12/15/2005         100            95
Burlington Northern Santa Fe Corp.                                 6.75%              3/15/2029         250           217
Burlington Northern Santa Fe Corp.                                6.875%              2/15/2016         300           272
Burlington Northern Santa Fe Corp.                                 7.00%             12/15/2025         200           179
C.R. Bard, Inc.                                                    6.70%              12/1/2026         450           426
CSX Corp.                                                          8.10%              9/15/2022         150           149
CSX Corp.                                                         8.625%              5/15/2022          50            52
Caterpillar Co.                                                   7.375%               3/1/2097         300           271
Chrysler Corp.                                                     7.45%               2/1/2097         100            94
Coastal Corp.                                                      6.50%              5/15/2006         250           234
Comcast Cablevision                                               8.375%               5/1/2007         400           409
Comcast Cablevision                                               8.875%               5/1/2017         350           374
Conrail Corp.                                                      9.75%              6/15/2020         100           116
Continental Airlines, Inc. (Equipment Trust Certificates)         6.648%              3/15/2019         375           345
Cyprus Minerals                                                   6.625%             10/15/2005         400           368
Daimler-Chrysler North America Holding Corp.                       6.90%               9/1/2004       1,000           982
Dayton Hudson Corp.                                                6.65%               8/1/2028         400           349
Dayton Hudson Corp.                                                6.75%               1/1/2028         250           221
Deere & Co.                                                        8.50%               1/9/2022         100           107
Delta Air Lines Inc.                                               8.30%             12/15/2029         500           460
Delta Air Lines, Inc. (Equipment Trust Certificates)               8.54%               1/2/2007 (1)     172           169
Dillard's Department Stores                                        7.75%              5/15/2027         250           216
Dillard's Department Stores                                        7.85%              10/1/2012         300           272
E.I. du Pont de Nemours & Co.                                      6.75%             10/15/2004         400           394
E.I. du Pont de Nemours & Co.                                     6.875%             10/15/2009         100            97
Eastman Chemical Co.                                              6.375%              1/15/2004         400           384
Eastman Chemical Co.                                               7.25%              1/15/2024         100            91
Enterprise Products                                                8.25%              3/15/2005       2,100         2,108
Federated Department Stores, Inc.                                  7.00%              2/15/2028         100            87
First Data Corp.                                                  6.625%               4/1/2003         125           123
Ford Capital BV                                                   9.875%              5/15/2002         400           418
Ford Motor Co.                                                     8.90%              1/15/2032         500           563
Ford Motor Co.                                                     9.98%              2/15/2047          65            82
General Motors Corp.                                              9.125%              7/15/2001         400           409
Georgia-Pacific Corp.                                              7.75%             11/15/2029         250           234
Harrah's Operating Co., Inc.                                       7.50%              1/15/2009         300           277
International Business Machines Corp.                             7.125%              12/1/2096         450           414
International Paper Co.                                           7.875%               8/1/2006         100           101
Kroger Co.                                                        7.625%              9/15/2006         300           294
Kroger Co.                                                         7.65%              4/15/2007         350           345
Kroger Co.                                                         8.00%              9/15/2029         125           120
Lockheed Martin Corp.                                              6.85%              5/15/2001       2,000         1,979
May Department Stores Co.                                          9.75%              2/15/2021         100           115
McDonald's Corp.                                                   6.75%              2/15/2003         230           227
Mobil Corp.                                                       7.625%              2/23/2033         200           192
Monsanto Co.                                                       6.00%              12/1/2005       1,000           926
News America Holdings Inc.                                         8.50%              2/15/2005         300           308
Norfolk Southern Corp.                                            6.875%               5/1/2001       1,125         1,120
Norfolk Southern Corp.                                             7.40%              9/15/2006         270           268
Norfolk Southern Corp.                                             7.90%              5/15/2097          50            47
Northrop Grumman Corp.                                            9.375%             10/15/2024         400           406
Occidental Petroleum Corp.                                         8.50%              11/9/2001         750           757
Philip Morris Cos., Inc.                                           7.00%              7/15/2005         150           137
Philip Morris Cos., Inc.                                           8.25%             10/15/2003         150           147
Phillips Petroleum Co.                                             9.00%               6/1/2001         600           611
Praxair, Inc.                                                      6.75%               3/1/2003         500           488

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
HIGH-GRADE BOND PORTFOLIO                                        COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
Raytheon Co.                                                       6.50%              7/15/2005     $ 1,100       $ 1,038
Raytheon Co.                                                       7.90%               3/1/2003 (2)     500           501
Rohm & Haas Co.                                                    6.95%              7/15/2004         200           198
Rohm & Haas Co.                                                    7.40%              7/15/2009         100           100
Rohm & Haas Co.                                                    7.85%              7/15/2029         325           330
Safeway Inc.                                                       6.85%              9/15/2004         700           681
Safeway Inc.                                                       7.00%              9/15/2007         550           528
Sears Roebuck Acceptance Corp.                                     6.75%              9/15/2005         150           143
Sprint Capital Corp.                                               6.50%             11/15/2001       1,800         1,780
TCI Communications Inc.                                           6.375%               5/1/2003       1,050         1,021
Texaco Capital Corp.                                              8.875%               9/1/2021         150           170
Time Warner Inc.                                                   7.75%              6/15/2005       1,250         1,253
Time Warner Inc.                                                   8.18%              8/15/2007         250           256
Time Warner Entertainment                                         8.375%              3/15/2023         350           361
Tyco International Group                                          6.875%               9/5/2002 (2)     500           492
Tyco International Group                                          6.875%              1/15/2029         500           428
Union Carbide Corp.                                                6.75%               4/1/2003         200           197
Union Carbide Corp.                                                7.75%              10/1/2096         125           116
Union Carbide Corp.                                               7.875%               4/1/2023         125           126
Union Oil of California                                           6.375%               2/1/2004         200           192
Union Pacific Corp.                                               6.625%               2/1/2029         500           417
Viacom Inc.                                                        7.75%               6/1/2005       1,000         1,007
Westvaco Corp.                                                     8.20%              1/15/2030         500           514
Yosemite Security Trust                                            8.25%             11/15/2004 (2)     775           770
                                                                                                                ----------
                                                                                                                   37,037
                                                                                                                ----------
UTILITIES (6.1%)
AT&T Corp.                                                         8.35%              1/15/2025         140           141
Ameritech Capital Funding                                          6.15%              1/15/2008         775           724
Ameritech Capital Funding                                          7.50%               4/1/2005         300           305
Baltimore Gas & Electric Co.                                      8.375%              8/15/2001         500           506
CMS Panhandle Holding Co.                                         6.125%              3/15/2004         100            95
CMS Panhandle Holding Co.                                          6.50%              7/15/2009         300           271
CMS Panhandle Holding Co.                                          7.00%              7/15/2029         200           178
Coastal Corp.                                                      6.50%               6/1/2008         100            92
Coastal Corp.                                                      7.42%              2/15/2037         175           169
Coastal Corp.                                                      7.75%             10/15/2035         250           251
Commonwealth Edison                                               7.375%              9/15/2002       1,000           999
Commonwealth Edison                                                7.50%               7/1/2013         250           248
Edison International                                              6.875%              9/15/2004         900           875
El Paso Energy Corp.                                               6.75%              5/15/2009       1,000           934
Enron Corp.                                                        6.40%              7/15/2006         250           234
Enron Corp.                                                        6.75%               8/1/2009         450           419
Enron Corp.                                                       7.125%              5/15/2007         150           146
Enron Corp.                                                       9.125%               4/1/2003         500           518
Enron Corp.                                                        9.65%              5/15/2001         450           461
GTE South Inc.                                                    6.125%              6/15/2007         500           457
KN Energy, Inc.                                                    6.45%               3/1/2003         250           241
MCI Communications Corp.                                           6.50%              4/15/2010         200           186
MCI Communications Corp.                                           7.50%              8/20/2004         250           252
Michigan Bell Telephone Co.                                        7.50%              2/15/2023         175           168
National Rural Utility Co.                                         5.00%              10/1/2002         500           475
National Rural Utility Co.                                         6.20%               2/1/2008         650           605
New England Telephone & Telegraph Co.                             6.875%              10/1/2023         175           153
New England Telephone & Telegraph Co.                             7.875%             11/15/2029         500           507
New York Telephone Co.                                            6.125%              1/15/2010         750           676
Pacific Bell Telephone Co.                                         7.25%               7/1/2002         225           226
Southern California Edison Co.                                    6.375%              1/15/2006         650           624
Southwestern Bell Telephone Co.                                   7.625%               3/1/2023         475           448
Texas Utilities Co.                                                7.17%               8/1/2007         850           810
Texas Utilities Co.                                               7.375%               8/1/2001         250           250

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
                                                                 COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------

Texas Utilities Co.                                               7.875%               3/1/2023     $   110      $    107
Texas Utilities Co.                                                8.25%               4/1/2004         100           102
U S WEST Capital Funding, Inc.                                    6.125%              7/15/2002       1,000           973
U S WEST Communications Inc.                                       7.20%              11/1/2004  (2)  1,000           991
Virginia Electric & Power Co.                                     6.625%               4/1/2003         200           197
Virginia Electric & Power Co.                                      6.75%              10/1/2023         500           453
WorldCom Inc.                                                     6.125%              8/15/2001       1,250         1,235
WorldCom Inc.                                                      6.25%              8/15/2003       2,000         1,940
                                                                                                                ----------
                                                                                                                   19,642
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $119,646)                                                                                                   115,397
--------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(5.5%)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Abbey National PLC                                                 7.95%             10/26/2029         700           712
Canadian National Railway Co.                                      6.80%              7/15/2018         450           407
Canadian National Railway Co.                                      6.90%              7/15/2028         200           178
China Telecom                                                     7.875%              11/2/2004       1,100         1,106
Embotelladora Andina SA                                           7.875%              10/1/2097         350           279
Grand Metropolitan Investment Corp.                                9.00%              8/15/2011         400           450
Hanson Overseas                                                   7.375%              1/15/2003         400           396
Inter-American Development Bank                                    8.50%              3/15/2011         130           142
Israel Electric Corp.                                              7.75%               3/1/2009 (2)     450           445
KFW International Finance, Inc.                                   7.625%              2/15/2004         300           305
KFW International Finance, Inc.                                   9.125%              5/15/2001         200           204
Korea Electric Power                                               7.00%               2/1/2007         275           256
Korea Electric Power                                               7.75%               4/1/2013         600           564
Korean Development Bank                                           7.125%              4/22/2004       1,100         1,064
Kowloon-Canton Railway                                             8.00%              3/15/2010         100            98
National Australia Bank                                            6.60%             12/10/2007         400           381
National Westminster Bancorp Inc.                                 9.375%             11/15/2003         350           374
Noranda, Inc.                                                     8.625%              7/15/2002         370           375
Northern Telecom Ltd.                                             6.875%               9/1/2023         250           228
Pemex Finance Ltd.                                                6.125%              2/15/2002         550           538
Petro Geo-Services                                                7.125%              3/30/2028         430           376
Petro Geo-Services                                                 7.50%              3/31/2007         250           245
Petroliam Nasional Bhd.                                           8.875%               8/1/2004 (2)     700           717
Province of British Columbia                                       7.00%              1/15/2003         170           168
Province of Manitoba                                               8.75%              5/15/2001         500           507
Province of Manitoba                                               9.25%               4/1/2020         120           142
Province of Manitoba                                              9.625%              12/1/2018         100           122
Province of New Brunswick                                          8.75%               5/1/2022         200           227
Province of New Brunswick                                          9.75%              5/15/2020         500           615
Province of Newfoundland                                           7.32%             10/13/2023         350           338
Province of Newfoundland                                           9.00%               6/1/2019         300           344
Province of Ontario                                               7.375%              1/27/2003         110           110
Province of Ontario                                                7.75%               6/4/2002         200           202
Province of Ontario                                                8.00%             10/17/2001       1,500         1,517
Province of Saskatchewan                                          7.125%              3/15/2008         200           198
Province of Saskatchewan                                           8.00%              7/15/2004         550           565
Republic of Finland                                               7.875%              7/28/2004         350           362
Republic of Portugal                                               5.75%              10/8/2003         650           627
TPSA Finance BV                                                    7.75%             12/10/2008 (2)     290           283
Swiss Bank Corp.-New York                                          7.00%             10/15/2015         500           474
Swiss Bank Corp.-New York                                         7.375%              6/15/2017         100            98
The State of Qatar                                                 9.50%              5/21/2009 (2)     550           582
United Mexican States                                            11.375%              9/15/2016         200           235
--------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $18,017)                                                                                                  17,556
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FACE        MARKET
                                                                                      MATURITY       AMOUNT      VALUE*
HIGH-GRADE BOND PORTFOLIO                                        COUPON                 DATE          (000)       (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                        6.12%               4/3/2000     $ 4,489      $  4,489
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                6.14%               4/3/2000         990           990
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $5,479)                                                                                                      5,479
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
   (COST $331,246)                                                                                                322,747
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                4,884
Liabilities--Note G                                                                                                (6,595)
                                                                                                                ----------
                                                                                                                   (1,711)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 31,337,989 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $321,036
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.24
==========================================================================================================================


*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the aggregate value of these securities was $6,979,000, representing 2.2% of net assets.


---------------------------------------------------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)         SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $332,698          $10.61
 Undistributed Net Investment Income                                                                     --              --
 Accumulated Net Realized Losses                                                                     (3,163)           (.10)
 Unrealized Depreciation--Note F                                                                     (8,499)           (.27)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $321,036          $10.24
===========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (96.0%)
--------------------------------------------------------------------------------------------------------------------------
FINANCE (3.8%)
Bank United Corp.                                                    8.875%     5/1/2007             $  750        $  708
Chevy Chase Savings Bank                                              9.25%    12/1/2008              1,250         1,197
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007                700           518
Navistar Financial Corp.                                              9.00%     6/1/2002              1,000           998
Olympic Financial Ltd.                                               11.50%    3/15/2007                290           307
Sovereign Bancorp, Inc.                                              10.50%   11/15/2006                500           510
Western Financial Savings Bank                                        8.50%     7/1/2003              1,000           915
                                                                                                                ----------
                                                                                                                    5,153
                                                                                                                ----------
INDUSTRIAL (87.1%)
   AEROSPACE & DEFENSE (1.5%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007                250           190
   K & F Industries, Inc.                                             9.25%   10/15/2007                750           692
   L-3 Communications Corp.                                         10.375%     5/1/2007                500           496
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006                750           733

   AUTOMOTIVE (4.5%)
   Accuride Corp.                                                     9.25%     2/1/2008              1,000           850
   Delco Remy International Inc.                                    10.625%     8/1/2006                750           742
   Dura Operating Corp.                                               9.00%     5/1/2009                500           447
   Federal-Mogul Corp.                                                8.80%    4/15/2007              1,000           867
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006                500           490
   LDM Technologies Inc.                                             10.75%    1/15/2007                500           375
   Lear Corp.                                                         7.96%    5/15/2005              1,000           933
   Tenneco Automotive Inc.                                          11.625%   10/15/2009              1,500         1,455

   BUILDING MATERIALS (2.4%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              2,250         2,042
   Nortek, Inc.                                                       9.25%    3/15/2007                750           690
   Werner Holdings Co., Inc.                                         10.00%   11/15/2007                650           608

   CABLE (9.9%)
   Adelphia Communications Corp.                                     8.375%     2/1/2008              1,000           890
   CSC Holdings, Inc.                                                7.875%   12/15/2007                750           734
   CSC Holdings, Inc.                                                8.125%    8/15/2009                750           744
   CSC Holdings, Inc.                                                 9.25%    11/1/2005                500           500
   CSC Holdings, Inc.                                                9.875%    2/15/2013              1,000         1,020
   Century Communications Inc.                                       8.875%    1/15/2007              1,000           915
   Charter Communications Holdings LLC                               8.625%     4/1/2009              2,000         1,750
   Classic Cable, Inc.                                               10.50%     3/1/2010 (1)            750           741
   Insight Midwest                                                    9.75%    10/1/2009 (1)            725           721
   Jones Intercable Inc.                                             7.625%    4/15/2008              1,000           982
   Lenfest Communications, Inc.                                      8.375%    11/1/2005              1,500         1,536
   NTL Inc.                                                          10.00%    2/15/2007                750           728
   Telewest Communication                                            9.875%     2/1/2010 (1)            750           743
   USA Networks Inc.                                                  6.75%   11/15/2005              1,500         1,438

   CHEMICALS (3.6%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020              1,500         1,365
   Acetex Corp.                                                       9.75%    10/1/2003                750           682
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005                500           480
   Georgia Gulf Corp.                                               10.375%    11/1/2007 (1)            100           100
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)            750           679
   Lilly Industries, Inc.                                             7.75%    12/1/2007              1,250         1,163
   Lyondell Chemical Co.                                             9.625%     5/1/2007                250           238
   Sovereign Speciality Chemicals, Inc.                             11.875%    3/15/2010 (1)            250           248

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   CONSUMER GOODS & SERVICES (1.7%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)         $  500        $  465
   Sealy Mattress, Inc.                                              9.875%   12/15/2007              1,000           960
   True Temper Sports, Inc.                                         10.875%    12/1/2008              1,000           950

   CONTAINERS (2.1%)
   BWAY Corp.                                                        10.25%    4/15/2007                500           437
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              1,500         1,426
   Silgan Holding Inc.                                                9.00%     6/1/2009              1,000           930

   ENERGY & RELATED GOODS & SERVICES (5.7%)
   AmeriGas Partners, LP                                            10.125%    4/15/2007                600           600
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007                500           365
   Cross Timbers Oil Co.                                              9.25%     4/1/2007                400           386
   Newfield Exploration Co.                                           7.45%   10/15/2007                750           695
   Newpark Resources, Inc.                                           8.625%   12/15/2007                500           430
   Oryx Energy Co.                                                   8.125%   10/15/2005                500           508
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008              1,500         1,354
   Plains Resources, Inc.                                            10.25%    3/15/2006                500           488
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007                750           720
   RBF Finance Co.                                                   11.00%    3/15/2006              1,000         1,045
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008                500           468
   Tuboscope Inc.                                                     7.50%    2/15/2008                750           667

   FOOD & LODGING (1.8%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008                500           190
   B & G Foods, Inc.                                                 9.625%     8/1/2007                500           409
   Nash Finch Co.                                                     8.50%     5/1/2008                670           546
   New World Pasta Co.                                                9.25%    2/15/2009              1,000           840
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008                500           477

   GENERAL INDUSTRIAL (6.8%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006              1,500         1,222
   Consumers International                                           10.25%     4/1/2005              1,000           650
   Idex Corp.                                                        6.875%    2/15/2008              1,500         1,330
   International Wire Group                                          11.75%     6/1/2005                500           505
   Mastec, Inc.                                                       7.75%     2/1/2008              1,250         1,150
   Neenah Corp.                                                     11.125%     5/1/2007              1,035           890
   Numatics Inc.                                                     9.625%     4/1/2008                365           290
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007                750           645
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007                500           458
   Royster-Clark Inc.                                                10.25%     4/1/2009                455           384
   Terex Corp.                                                       8.875%     4/1/2008                500           438
   Waste Management, Inc.                                            6.875%    5/15/2009              1,500         1,261

   HEALTH CARE (4.8%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006                500           429
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              1,000           887
   Leiner Health Products, Inc.                                      9.625%     7/1/2007                365           273
   Lifepoint Hospitals Holding Corp.                                 10.75%    5/15/2009                500           495
   Owens & Minor, Inc.                                              10.875%     6/1/2006                500           513
   Tenet Healthcare Corp.                                            8.125%    12/1/2008              1,750         1,601
   Tenet Healthcare Corp.                                            8.625%    1/15/2007              1,000           945
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009                640           637
   Warner Chilcott Inc.                                             12.625%    2/15/2008 (1)            750           743

   HOME BUILDING & REAL ESTATE (2.2%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007                500           432
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004                500           452

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   Standard Pacific Corp.                                             8.50%    6/15/2007             $  500        $  445
   Toll Corp.                                                         7.75%    9/15/2007              1,000           865
   Del E. Webb Corp.                                                 10.25%    2/15/2010              1,000           830

   MEDIA & ENTERTAINMENT (9.4%)
   AMC Entertainment Inc.                                             9.50%     2/1/2011                500           260
   Chancellor Media Corp.                                            8.125%   12/15/2007                 35            34
   Chancellor Media Corp.                                             8.75%    6/15/2007                250           246
   Citadel Broadcasting Co.                                           9.25%   11/15/2008                500           475
   EchoStar DBS Corp.                                                9.375%     2/1/2009              2,525         2,449
   Emmis Communications Corp.                                        8.125%    3/15/2009                700           651
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              1,000         1,002
   Lin Television Corp.                                              8.375%     3/1/2008                500           438
   Loews Cineplex Entertainment                                      8.875%     8/1/2008              1,500           938
   Mail-Well Corp.                                                    8.75%   12/15/2008              1,435         1,263
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008              1,000           900
   RCN Corp.                                                         10.00%   10/15/2007                750           675
   TV Guide, Inc.                                                    8.125%     3/1/2009              1,500         1,493
   Von Hoffman Press Inc.                                           10.375%    5/15/2007 (1)            405           379
   World Color Press, Inc.                                           8.375%   11/15/2008              1,000           973
   Young Broadcasting Inc.                                            9.00%    1/15/2006                750           668

   METAL (4.1%)
   AK Steel Corp.                                                    7.875%    2/15/2009              1,000           905
   AK Steel Corp.                                                    9.125%   12/15/2006              1,000           977
   Armco, Inc.                                                        9.00%    9/15/2007                500           475
   Bethlehem Steel Corp.                                            10.375%     9/1/2003                400           396
   LTV Corp.                                                          8.20%    9/15/2007                500           416
   LTV Corp.                                                         11.75%   11/15/2009 (1)          1,000           970
   National Steel Corp.                                              9.875%     3/1/2009                500           489
   Ryerson Tull, Inc.                                                9.125%    7/15/2006                500           515
   Weirton Steel Corp.                                               10.75%     6/1/2005                500           500

   PAPER & PACKAGING (5.1%)
   Ball Corp.                                                         7.75%     8/1/2006              1,000           937
   Boise Cascade Co.                                                  9.45%    11/1/2009                500           539
   Container Corp. of America                                         9.75%     4/1/2003                500           497
   Domtar Inc.                                                        8.75%     8/1/2006                200           204
   Domtar Inc.                                                        9.50%     8/1/2016                500           520
   Fonda Group Inc.                                                   9.50%     3/1/2007                500           415
   NoramPac Inc.                                                      9.50%     2/1/2008                500           490
   Packaging Corp. of America                                        9.625%     4/1/2009              1,000           985
   Paperboard Industries International Inc.                          8.375%    9/15/2007              1,000           880
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004                500           478
   Tembec Finance Corp.                                              9.875%    9/30/2005                205           204
   Tembec Industries Inc.                                            8.625%    6/30/2009                125           118
   U.S. Timberlands LLC                                              9.625%   11/15/2007                750           645

   RETAIL (0.3%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005                465           445

   TECHNOLOGY & RELATED (7.7%)
   Amphenol Corp.                                                    9.875%    5/15/2007                300           305
   Beckman Instruments, Inc.                                          7.45%     3/4/2008                750           692
   Celestica International, Inc.                                     10.50%   12/31/2006                 65            68
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007                475           462
   Fisher Scientific International Inc.                               9.00%     2/1/2008              1,000           905
   Iron Mountain, Inc.                                              10.125%    10/1/2006              1,000           970
   Pierce Leahy Corp.                                                9.125%    7/15/2007                800           744

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH YIELD BOND PORTFOLIO                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
   PSINet Inc.                                                       10.00%    2/15/2005             $2,300        $2,185
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009              1,500         1,605
   Telecommunication Techniques Co.                                   9.75%    5/15/2008                750           684
   Unisys Corp.                                                      7.875%     4/1/2008              1,000           940
   Wesco Distribution Inc.                                           9.125%     6/1/2008              1,000           875

   TELECOMMUNICATIONS (12.7%)
   Covad Communications                                              12.00%    2/15/2010 (1)            750           660
   Crown Castle International Corp.                                   9.00%    5/15/2011              1,350         1,201
   Flag Limited Inc.                                                  8.25%    1/30/2008              1,500         1,335
   GCI, Inc.                                                          9.75%     8/1/2007              1,000           930
   Global Crossing Holding Ltd.                                      9.125%   11/15/2006 (1)          1,000           957
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008                500           480
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007                620           614
   Intermedia Communications Inc.                                    8.875%    11/1/2007              1,000           907
   Level 3 Communications, Inc.                                      9.125%     5/1/2008              2,250         1,935
   MJD Communications Inc.                                            9.50%     5/1/2008              1,000           950
   McLeodUSA Inc.                                                     9.25%    7/15/2007              1,000           945
   Nextel Communications Inc.                                        9.375%   11/15/2009              1,000           918
   Nextel Communications Inc.                                        12.00%    11/1/2008              1,350         1,431
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008              1,000           978
   Qwest Communications International Inc.                            7.50%    11/1/2008              1,000           970
   Rogers Cantel, Inc.                                                8.30%    10/1/2007                700           693
   Verio Inc.                                                        11.25%    12/1/2008                605           602
   Voicestream Wireless Corp.                                       10.375%   11/15/2009 (1)            750           746

   TEXTILES & RELATED (0.2%)
   Westpoint Stevens Inc.                                            7.875%    6/15/2005                340           275

   TRANSPORTATION (0.6%)
   Budget Group Inc.                                                 9.125%     4/1/2006              1,000           805
                                                                                                                ----------
                                                                                                                  118,744
                                                                                                                ----------
UTILITIES (5.1%)
AES Corp.                                                            8.375%    8/15/2007                500           435
Azurix Corp.                                                        10.375%    2/15/2007 (1)            625           625
CMS Energy Corp.                                                      7.50%    1/15/2009                350           312
CMS Energy Corp.                                                     8.125%    5/15/2002                750           736
Caithness Coso Fund Corp.                                             9.05%   12/15/2009                500           475
Calpine Corp.                                                        7.625%    4/15/2006              1,000           925
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009                750           723
El Paso Electric Co. Series D                                         8.90%     2/1/2006              1,000         1,049
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008                500           490
Public Service Co. of New Mexico                                      7.50%     8/1/2018              1,000           954
Texas-New Mexico Power Co.                                           10.75%    9/15/2003                200           202
                                                                                                                ----------
                                                                                                                    6,926
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $142,295)                                                                                                130,823
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           6.12%     4/3/2000              2,618         2,618
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   6.14%     4/3/2000                870           870
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $3,488)                                                                                                    3,488
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
   (COST $145,783)                                                                                                134,311
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             $  6,288
Liabilities--Note G                                                                                                (4,369)
                                                                                                                ----------
                                                                                                                    1,919
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 14,887,334 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $136,230
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.15
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the aggregate value of these securities was $8,777,000, representing 6.4% of net assets.

--------------------------------------------------------------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                   $155,084        $10.42
 Undistributed Net Investment Income                                                                     --            --
 Accumulated Net Realized Losses                                                                     (7,382)         (.50)
 Unrealized Depreciation--Note F                                                                    (11,472)         (.77)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                        $136,230        $ 9.15
==========================================================================================================================

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
BALANCED PORTFOLIO                                 SHARES         (000)
------------------------------------------------------------------------
COMMON STOCK (67.7%)
------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.2%)
   Ford Motor Co.                                 153,031       $ 7,030
   Union Pacific Corp.                            140,300         5,489
   General Motors Corp.                            64,139         5,312
   British Airways PLC ADR                         59,100         3,176
   Delphi Automotive Systems Corp.                198,301         3,173
   Canadian National Railway Co.                  100,500         2,682
   KLM Royal Dutch Air Lines
    NV ADR                                         90,421         1,899
   Norfolk Southern Corp.                         126,200         1,814
   CSX Corp.                                       69,000         1,621
   Genuine Parts Co.                               22,000           525
                                                                -------
                                                                 32,721
                                                                -------
CONSUMER DISCRETIONARY (4.6%)
   Kimberly-Clark Corp.                           128,300         7,185
   Gillette Co.                                   102,000         3,844
   Whirlpool Corp.                                 61,500         3,605
   Black & Decker Corp.                            79,500         2,986
   May Department Stores Co.                       79,700         2,271
   Sears, Roebuck & Co.                            69,052         2,132
   Eastman Kodak Co.                               36,400         1,977
   J.C. Penney Co., Inc.                            5,400            80
                                                                -------
                                                                 24,080
                                                                -------

CONSUMER STAPLES (1.9%)
   Albertson's, Inc.                               91,000         2,821
   H.J. Heinz Co.                                  70,000         2,441
   Philip Morris Cos., Inc.                       115,500         2,440
   Bestfoods                                       46,000         2,153
                                                                -------
                                                                  9,855
                                                                -------
FINANCIAL SERVICES (12.1%)
   Citigroup, Inc.                                193,875        11,499
   Marsh & McLennan Cos., Inc.                     78,500         8,660
   CIGNA Corp.                                    109,300         8,279
   Wachovia Corp.                                  91,300         6,168
   U.S. Bancorp                                   192,200         4,204
   Fannie Mae                                      68,700         3,877
   MBIA, Inc.                                      60,900         3,171
   Bank of America Corp.                           48,106         2,522
   Bank One Corp.                                  69,000         2,372
   Equity Office Properties Trust REIT             92,000         2,312
   Jefferson-Pilot Corp.                           33,250         2,213
   Ace, Ltd.                                       93,000         2,127
   Spieker Properties, Inc. REIT                   46,000         2,047
   Archstone Communities Trust REIT                70,000         1,395
   Equity Residential Properties
    Trust REIT                                     31,000         1,246
   Starwood Hotels & Resorts
    Worldwide, Inc.                                26,000           683
   Kimco Realty Corp. REIT                         18,000           675
                                                                -------
                                                                 63,450
                                                                -------
HEALTH CARE (6.5%)
   Pharmacia & Upjohn, Inc.                       190,500        11,287
   Baxter International, Inc.                      88,100         5,522
   American Home Products Corp.                    96,000         5,148
   Johnson & Johnson                               71,000         4,974
   Abbott Laboratories                            136,200         4,793
   Aventis SA ADR                                  45,782         2,472
                                                                -------
                                                                 34,196
                                                                -------
INTEGRATED OILS (6.7%)
   Royal Dutch Petroleum Co. ADR                   92,900         5,348
   BP Amoco PLC ADR                                91,128         4,835
   Repsol SA ADR                                  206,200         4,395
   Chevron Corp.                                   45,600         4,215
   Conoco Inc. Class B                            131,791         3,377
   Total Fina Elf SA ADR                           45,356         3,339
   Texaco Inc.                                     56,500         3,030
   USX-Marathon Group                             114,200         2,976
   Phillips Petroleum Co.                          46,800         2,165
   Unocal Corp.                                    44,587         1,326
                                                                -------
                                                                 35,006
                                                                -------
OTHER ENERGY (1.5%)
   Schlumberger Ltd.                               46,000         3,519
   Halliburton Co.                                 64,500         2,645
   Sunoco, Inc.                                    68,545         1,876
                                                                -------
                                                                  8,040
                                                                -------
MATERIALS & PROCESSING (9.2%)
   Alcoa Inc.                                     159,500        11,205
   Dow Chemical Co.                                65,100         7,421
   Phelps Dodge Corp.                              82,200         3,905
   PPG Industries, Inc.                            62,200         3,254
   E.I. du Pont de Nemours & Co.                   61,086         3,230
   Alcan Aluminium Ltd.                            91,100         3,086
   Willamette Industries, Inc.                     71,800         2,881
   International Paper Co.                         57,000         2,437
   Corus Group PLC ADR                            136,900         2,293
   Temple-Inland Inc.                              46,000         2,291
   Imperial Chemical Industries
    PLC ADR                                        58,000         1,870
   Cabot Corp.                                     51,200         1,561
   Lubrizol Corp.                                  46,000         1,325
   Weyerhaeuser Co.                                20,000         1,140
   CK Witco Corp.                                  57,762           588
                                                                -------
                                                                 48,487
                                                                -------
PRODUCER DURABLES (5.7%)
   Alcatel SA ADR                                 113,500         4,973
   Xerox Corp.                                    178,000         4,628
   Northrop Grumman Corp.                          80,500         4,261
   Emerson Electric Co.                            69,000         3,648
   Caterpillar, Inc.                               69,000         2,721
   Pall Corp.                                     113,500         2,547
   United Technologies Corp.                       34,200         2,161
   Pitney Bowes, Inc.                              46,000         2,056
   Parker Hannifin Corp.                           39,100         1,615
   Thomas & Betts Corp.                            52,000         1,469
                                                                -------
                                                                 30,079
                                                                -------
TECHNOLOGY (4.5%)
   International Business
    Machines Corp.                                 77,500         9,145
   Hewlett-Packard Co.                             58,500         7,755
   Motorola, Inc.                                  45,600         6,492
                                                                -------
                                                                 23,392
                                                                -------
UTILITIES (5.5%)
   Bell Atlantic Corp.                            116,712         7,134
   Duke Energy Corp.                               91,500         4,804
   ALLTEL Corp.                                    58,000         3,657
   SBC Communications Inc.                         69,000         2,898
   Unicom Corp.                                    68,800         2,511

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                   SHARES         (000)
------------------------------------------------------------------------
   Cinergy Corp.                                   97,900       $ 2,105
   Texas Utilities Co.                             56,700         1,683
   Carolina Power & Light Co.                      49,500         1,606
   Pinnacle West Capital Corp.                     51,500         1,452
   FPL Group, Inc.                                 22,000         1,013
                                                                -------
                                                                 28,863
                                                                -------
OTHER (3.3%)
   Cooper Industries, Inc.                        116,000         4,060
   Minnesota Mining &
    Manufacturing Co.                              45,400         4,021
   Canadian Pacific Ltd.                          160,000         3,580
   Norsk Hydro AS ADR                              71,400         2,718
   Raytheon Co. Class A                           102,500         1,928
   Honeywell International Inc.                    23,000         1,212
                                                                -------
                                                                 17,519
                                                                -------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $265,380)                                              355,688
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
------------------------------------------------------------------------
CORPORATE BONDS (25.4%)
------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.4%)
Asset Securitization Corp.
(3)  6.75%, 2/14/2041                              $2,000         1,902
                                                                -------
FINANCE (8.3%)
Ace Ina Holdings Inc.
   8.20%, 8/15/2004                                 1,000         1,001
Allstate Corp.
   6.75%, 5/15/2018                                 1,000           884
Aon Corp.
   6.90%, 7/1/2004                                  2,000         1,953
BB&T Corp.
   7.25%, 6/15/2007                                 2,000         1,945
Banc One Corp.
   6.875%, 8/1/2006                                 2,000         1,927
Bank of America Corp.
   7.80%, 2/15/2010                                 1,000         1,009
BankAmerica Corp.
   7.20%, 4/15/2006                                 1,000           978
BankBoston NA
   6.375%, 3/25/2008                                2,000         1,848
Cincinnati Financial Corp.
   6.90%, 5/15/2028                                 1,750         1,514
Citicorp
   7.625%, 5/1/2005                                 1,000         1,011
Comerica, Inc.
   7.25%, 8/1/2007                                  1,500         1,462
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                                1,000           928
Exxon Capital Corp.
   6.00%, 7/1/2005                                  1,000           953
First Union Corp.
   7.50%, 4/15/2035                                 1,000           995
Ford Motor Credit Co.
   6.25%, 12/8/2005                                 1,000           940
Frank Russell Co.
(1)  5.625%, 1/15/2009                              2,000         1,765
Jackson National Life Insurance Co.
(1)  8.15%, 3/15/2027                                 770           760
Lumbermens Mutual Casualty Co.
(1)  9.15%, 7/1/2026                                1,000           987
NBD Bancorp, Inc.
   7.125%, 5/15/2007                                1,500         1,457
NationsBank Corp.
   7.80%, 9/15/2016                                 2,000         1,995
Northern Trust Corp.
   6.65%, 11/9/2004                                 1,000           970
Ohio National Life Insurance
(1)  8.50%, 5/15/2026                               2,000         2,052
Provident Cos., Inc.
     7.25%, 3/15/2028                               2,000         1,706
Security Benefit Life Insurance Co.
(1)  8.75%, 5/15/2016                               1,500         1,437
SunTrust Bank Atlanta
     7.25%, 9/15/2006                               1,000           976
Toyota Motor Credit Corp.
   5.50%, 12/15/2008                                2,000         1,786
UNUM Corp.
   6.75%, 12/15/2028                                2,000         1,598
US Bank NA Minnesota
   5.625%, 11/30/2005                               2,000         1,829
Wachovia Corp.
   5.625%, 12/15/2008                               2,000         1,758
Washington Mutual, Inc.
   7.50%, 8/15/2006                                 3,000         2,958
                                                                --------
                                                                 43,382
                                                                --------
INDUSTRIAL (10.1%)
Abbott Laboratories
   6.80%, 5/15/2005                                 1,000           991
Airtouch Communications Inc.
   6.65%, 5/1/2008                                  2,000         1,890
American General Financial
   7.45%, 1/15/2005                                 2,000         1,987
Amoco Corp.
   6.50%, 8/1/2007                                  1,500         1,451
Autozone Inc.
   6.50%, 7/15/2008                                 2,000         1,812
The Boeing Co.
   8.75%, 8/15/2021                                 1,500         1,668
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                                1,500         1,400
CPC International, Inc.
   7.25%, 12/15/2026                                  445           424
Continental Airlines, Inc.
   6.90%, 7/12/2019                                 1,903         1,780
Cox Communications, Inc.
   7.75%, 8/15/2006                                 1,296         1,290
DaimlerChrysler North America
   Holding Corp.
   7.40%, 1/20/2005                                 2,000         1,997
Dean Foods Co.
   6.90%, 10/15/2017                                2,000         1,818
Diageo PLC
   6.125%, 8/15/2005                                2,000         1,890
Federal Express Corp.
   6.72%, 1/15/2022                                 1,961         1,844
Fluor Corp.
   6.95%, 3/1/2007                                  1,500         1,429
Georgia-Pacific Corp.
   9.625%, 3/15/2022                                1,000         1,050
Honeywell International Inc.
   7.50%, 3/1/2010                                  2,000         2,024
Johnson Controls, Inc.
   7.125%, 7/15/2017                                2,200         2,063

------------------------------------------------------------------------
                                                     FACE        MARKET
                                                   AMOUNT        VALUE*
BALANCED PORTFOLIO                                  (000)         (000)
------------------------------------------------------------------------
Joseph Seagram & Sons, Inc.
   7.50%, 12/15/2018                              $ 2,000       $ 1,877
Lockheed Martin Corp.
   7.65%, 5/1/2016                                  1,000           933
Mattel Inc.
   6.125%, 7/15/2005                                2,000         1,791
McDonald's Corp.
   7.375%, 7/15/2033                                1,000           936
Merck & Co.
   6.40%, 3/1/2028                                  2,000         1,779
Norfolk Southern Corp.
   7.70%, 5/15/2017                                 1,500         1,448
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                                  2,000         2,321
Raytheon Co.
(1)  8.20%, 3/1/2006                                1,378         1,394
Rohm & Haas Co.
   7.40%, 7/15/2009                                 2,000         2,000
Stanford Univ.
   7.65%, 6/15/2026                                 1,000         1,006
Target Corp.
   7.50%, 2/15/2005                                 2,000         2,017
Tosco Corp.
   7.80%, 1/1/2027                                  1,500         1,426
USA Waste Services Inc.
   7.00%, 7/15/2028                                 2,000         1,500
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                                2,000         1,799
Walt Disney Co.
   7.30%, 2/8/2005                                  2,000         2,004
                                                                --------
                                                                 53,039
UTILITIES (6.6%)
AT&T Corp.
   6.50%, 3/15/2029                                 2,000         1,739
   7.75%, 3/1/2007                                  1,000         1,020
Atlantic City Electric Co.
(2)  7.00%, 9/1/2023                                1,000           888
Baltimore Gas & Electric Co.
   5.50%, 4/15/2004                                 1,000           940
Carolina Power & Light Co.
   5.95%, 3/1/2009                                  2,000         1,810
Central Illinois Public Service
   6.125%, 12/15/2028                               1,000           863
Central Power & Light Co.
   6.625%, 7/1/2005                                 1,000           969
Cincinnati Bell, Inc.
   6.30%, 12/1/2028                                 2,000         1,460
Duke Energy Corp.
   7.00%, 7/1/2033                                  1,000           887
El Paso Natural Gas Co.
   7.50%, 11/15/2026                                1,500         1,414
Florida Power & Light Co.
   7.00%, 9/1/2025                                  2,000         1,819
Florida Power Corp.
   6.875%, 2/1/2008                                 1,850         1,824
GTE Southwest, Inc.
   6.00%, 1/15/2006                                 1,000           938
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                                 1,000           879
Indiana Michigan Power Co.
   6.875%, 7/1/2004                                 2,000         1,934
National Rural Utilities
   5.75%, 12/1/2008                                 2,000         1,794
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                                  1,000         1,026
New York Telephone Co.
   7.25%, 2/15/2024                                 1,000           903
Northern Natural Gas Co.
(1)  6.75%, 9/15/2008                               2,000         1,895
PacifiCorp
   6.625%, 6/1/2007                                 1,000           951
Sprint Capital Corp.
   6.125%, 11/15/2008                               2,000         1,819
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                                  1,500         1,457
U S WEST Communications Group
   6.875%, 9/15/2033                                1,000           862
Union Electric Co.
   7.375%, 12/15/2004                               1,000         1,005
Washington Gas Light Co.
   6.15%, 1/26/2026                                 1,500         1,434
WorldCom Inc.
   6.40%, 8/15/2005                                 2,000         1,916
                                                                --------
                                                                 34,446
                                                                --------
------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $140,273)                                              132,769
------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.8%)
------------------------------------------------------------------------
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                                 1,500         1,484
Banque Paribas NY
   6.95%, 7/22/2013                                 2,000         1,852
The Development
   Bank of Singapore Ltd.
(1)  7.875%, 8/10/2009                              1,580         1,574
Inter-American Dev. Bank
   8.875%, 6/1/2009                                 3,045         3,385
KFW International Finance, Inc.
   7.20%, 3/15/2014                                 2,000         2,008
Metropolitano de Lisboa
(1)  7.42%, 10/15/2016                              1,000         1,000
Southern Investments UK PLC
   6.80%, 12/1/2006                                 1,500         1,417
Toronto Dominion Bank-NY
   6.45%, 1/15/2009                                 1,000           939
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                                1,000           942
------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $14,894)                                                14,601
------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS(2.4%)
------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.4%)
U.S. Treasury Notes
   5.625%, 12/31/2002                               6,000         5,873
   6.00%, 8/15/2004                                 7,000         6,909
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $12,768)                                                12,782
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                     FACE        MARKET
                                                   AMOUNT        VALUE*
                                                    (000)         (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000                                $ 4,839      $  4,839
   6.14%, 4/3/2000--Note G                          7,549         7,549
------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $12,388)                                                12,388
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $445,703)                                              528,228
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
------------------------------------------------------------------------
Other Assets--Note C                                              6,311
Liabilities--Note G                                              (9,462)
                                                               ---------
                                                                 (3,151)
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 32,545,341 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                          $525,077
========================================================================

NET ASSET VALUE PER SHARE                                        $16.13
========================================================================

*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the aggregate value of these securities was $12,864,000, representing 2.4% of net assets.
(2) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).
(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

------------------------------------------------------------------------

                                                   AMOUNT           PER
                                                    (000)         SHARE
------------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
 Paid in Capital                                 $420,956        $12.93
 Undistributed Net
   Investment Income                               11,268           .35
 Accumulated Net
   Realized Gains                                  10,328           .32
 Unrealized Appreciation--Note F                   82,525          2.53
------------------------------------------------------------------------
 NET ASSETS                                      $525,077        $16.13
========================================================================

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
EQUITY INCOME PORTFOLIO                            SHARES         (000)
-----------------------------------------------------------------------
COMMON STOCKS (99.0%)
-----------------------------------------------------------------------
AUTO & TRANSPORTATION (2.7%)
   Ford Motor Co.                                  70,100       $ 3,220
   Union Pacific Corp.                             38,400         1,502
   Genuine Parts Co.                               62,350         1,489
   The Goodyear Tire & Rubber Co.                  43,800         1,021
   Norfolk Southern Corp.                          67,000           963
   CSX Corp.                                       38,200           898
                                                                -------
                                                                  9,093
                                                                -------
CONSUMER DISCRETIONARY (5.4%)
   May Department Stores Co.                      112,000         3,192
   Gillette Co.                                    78,400         2,955
   Kimberly-Clark Corp.                            43,700         2,447
   Eastman Kodak Co.                               33,000         1,792
   Avon Products, Inc.                             50,700         1,473
   The McGraw-Hill Cos., Inc.                      31,500         1,433
   J.C. Penney Co., Inc.                           82,000         1,220
   Sears, Roebuck & Co.                            37,100         1,145
   Whirlpool Corp.                                 15,500           909
   International Flavors &
    Fragrances, Inc.                               25,900           908
   Newell Rubbermaid, Inc.                         34,400           854
                                                                -------
                                                                 18,328
                                                                -------
CONSUMER STAPLES (9.8%)
   Philip Morris Cos., Inc.                       197,600         4,174
   Procter & Gamble Co.                            61,700         3,471
   Anheuser-Busch Cos., Inc.                       51,300         3,193
   PepsiCo, Inc.                                   77,000         2,661
   The Coca-Cola Co.                               47,900         2,248
   General Mills, Inc.                             59,000         2,135
   The Quaker Oats Co.                             32,300         1,958
   H.J. Heinz Co.                                  51,650         1,801
   Sara Lee Corp.                                  97,400         1,753
   Kellogg Co.                                     63,800         1,635
   Albertson's, Inc.                               52,700         1,634
   Bestfoods                                       27,700         1,297
   The Clorox Co.                                  36,700         1,193
   Campbell Soup Co.                               38,000         1,168
   Hershey Foods Corp.                             21,200         1,034
   ConAgra, Inc.                                   47,900           868
   UST, Inc.                                       35,500           555
   Ralston-Ralston Purina Group                    19,500           534
                                                                -------
                                                                 33,312
                                                                -------
FINANCIAL SERVICES (17.3%)
   Bank of America Corp.                          153,850         8,067
   Marsh & McLennan Cos., Inc.                     42,850         4,727
   First Union Corp.                              126,576         4,715
   Bank One Corp.                                 135,040         4,642
   J.P. Morgan & Co., Inc.                         31,100         4,097
   FleetBoston Financial Corp.                     71,400         2,606
   Lincoln National Corp.                          76,200         2,553
   American General Corp.                          42,900         2,408
   PNC Financial Services Group                    53,200         2,397
   The Chase Manhattan Corp.                       26,700         2,328
   Merrill Lynch & Co., Inc.                       21,600         2,268
   Washington Mutual, Inc.                         83,780         2,220
   Wachovia Corp.                                  32,800         2,216
   Mellon Financial Corp.                          74,100         2,186
   St. Paul Cos., Inc.                             56,000         1,911
   U.S. Bancorp                                    82,454         1,804
   The Chubb Corp.                                 24,100         1,628
   Fannie Mae                                      26,700         1,507
   SAFECO Corp.                                    52,700         1,400
   KeyCorp                                         70,800         1,345
   Wells Fargo Co.                                 28,800         1,179
   Dun & Bradstreet Corp.                          17,200           492
                                                                -------
                                                                 58,696
                                                                -------
HEALTH CARE (15.9%)
   Bristol-Myers Squibb Co.                       213,800        12,347
   American Home Products Corp.                   177,900         9,540
   Pharmacia & Upjohn, Inc.                       143,350         8,493
   Merck & Co., Inc.                              110,500         6,865
   Glaxo Wellcome PLC ADR                          98,100         5,622
   Eli Lilly & Co.                                 38,700         2,438
   Baxter International, Inc.                      38,300         2,401
   SmithKline Beecham PLC ADR                      28,800         1,903
   Abbott Laboratories                             52,200         1,837
   Johnson & Johnson                               18,200         1,275
   Schering-Plough Corp.                           26,600           978
                                                                -------
                                                                 53,699
                                                                -------
INTEGRATED OILS (15.9%)
   Exxon Mobil Corp.                              237,941        18,515
   BP Amoco PLC ADR                               159,928         8,486
   Chevron Corp.                                   82,300         7,608
   Atlantic Richfield Co.                          68,700         5,839
   Royal Dutch Petroleum Co. ADR                   98,000         5,641
   Texaco Inc.                                     87,300         4,681
   Phillips Petroleum Co.                          32,500         1,503
   USX-Marathon Group                              46,800         1,220
   Unocal Corp.                                    11,900           354
                                                                -------
                                                                 53,847
                                                                -------
OTHER ENERGY (1.0%)
   Schlumberger Ltd.                               22,200         1,698
   Baker Hughes, Inc.                              51,200         1,549
                                                                -------
                                                                  3,247
                                                                -------
MATERIALS & PROCESSING (4.4%)
   Dow Chemical Co.                                54,400         6,202
   International Paper Co.                         76,227         3,259
   E.I. du Pont de Nemours & Co.                   55,841         2,953
   Weyerhaeuser Co.                                41,900         2,388
                                                                -------
                                                                 14,802
                                                                -------
PRODUCER DURABLES (3.1%)
   Emerson Electric Co.                            39,500         2,089
   Caterpillar, Inc.                               45,400         1,790
   Pitney Bowes, Inc.                              38,300         1,712
   Xerox Corp.                                     52,600         1,368
   The Boeing Co.                                  31,900         1,210
   Deere & Co.                                     24,500           931
   Lockheed Martin Corp.                           45,100           922
   Thomas & Betts Corp.                            20,900           590
                                                                -------
                                                                 10,612
                                                                -------
UTILITIES (19.6%)
   SBC Communications Inc.                        273,276        11,478
   Bell Atlantic Corp.                            183,284        11,203
   AT&T Corp.                                     197,150        11,090
   GTE Corp.                                      105,800         7,512
   U S WEST, Inc.                                  69,100         5,018
   BellSouth Corp.                                105,500         4,958
   Duke Energy Corp.                               45,500         2,389
   Southern Co.                                   103,400         2,249

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                   SHARES         (000)
-----------------------------------------------------------------------
   Dominion Resources, Inc.                        53,108       $ 2,041
   Scottish Power PLC ADR                          56,610         1,794
   Edison International                            97,500         1,615
   Texas Utilities Co.                             47,115         1,399
   FPL Group, Inc.                                 22,500         1,036
   Central & South West Corp.                      47,800           816
   Northern States Power Co.                       41,000           815
   TECO Energy, Inc.                               40,600           789
   Sempra Energy                                   21,882           367
                                                                -------
                                                                 66,569
                                                                -------
OTHER (3.9%)
   General Electric Co.                            41,200         6,394
   Minnesota Mining &
    Manufacturing Co.                              52,000         4,605
   Honeywell International Inc.                    20,275         1,068
   Fortune Brands, Inc.                            39,900           998
                                                                -------
                                                                 13,065
                                                                -------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $239,263)                                              335,270
-----------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000
   (COST $2,012)                                   $2,012         2,012
-----------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $241,275)                                              337,282
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-----------------------------------------------------------------------
Other Assets--Note C                                              2,727
Liabilities                                                      (1,246)
                                                                -------
                                                                  1,481
-----------------------------------------------------------------------
NET ASSETS (100.0%)
-----------------------------------------------------------------------
Applicable to 17,175,043 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                          $338,763
=======================================================================

NET ASSET VALUE PER SHARE                                        $19.72
=======================================================================

* See Note A in Notes to Financial Statements.
ADR--American Depositary Receipt.

------------------------------------------------------------------------
                                                   AMOUNT           PER
                                                    (000)         SHARE
-----------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
Paid in Capital                                  $231,674        $13.49
Undistributed Net
  Investment Income                                 4,691           .27
Accumulated Net Realized Gains                      6,391           .37
Unrealized Appreciation--Note F                    96,007          5.59
-----------------------------------------------------------------------
NET ASSETS                                       $338,763        $19.72
=======================================================================

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
DIVERSIFIED VALUE PORTFOLIO                        SHARES         (000)
-----------------------------------------------------------------------
COMMON STOCKS (93.8%)
-----------------------------------------------------------------------
AUTO & TRANSPORTATION (3.2%)
   General Motors Corp.                             7,700       $  638
   Ford Motor Co.                                   7,800          358
                                                                ------
                                                                   996
                                                                ------
CONSUMER DISCRETIONARY (11.8%)
-  Kmart Corp.                                     88,900          861
-  Toys R Us, Inc.                                 54,900          813
   Sears, Roebuck & Co.                            25,600          790
   Waste Management, Inc.                          46,500          636
-  Cendant Corp.                                   19,700          364
   Service Corp. International                     42,800          128
   Newell Rubbermaid, Inc.                          2,100           52
                                                                ------
                                                                 3,644
                                                                ------
CONSUMER STAPLES (1.9%)
   Imperial Tobacco Group ADR                      23,700          387
   Philip Morris Cos., Inc.                         9,000          190
                                                                ------
                                                                   577
                                                                ------
FINANCIAL SERVICES (24.9%)
   The Chase Manhattan Corp.                       11,900        1,038
   XL Capital Ltd. Class A                         17,100          947
   Allstate Corp.                                  39,200          933
   First Union Corp.                               20,500          764
   Citigroup, Inc.                                 12,000          712
   Bank of America Corp.                           13,400          703
   Washington Mutual, Inc.                         25,000          663
   The CIT Group, Inc.                             22,900          447
   Bank One Corp.                                  12,800          440
   Aon Corp.                                       13,600          439
   Crescent Real Estate, Inc. REIT                 15,100          264
   PNC Financial Services Group                     5,300          239
-  John Hancock Financial
    Services, Inc.                                  6,000          108
                                                                ------
                                                                 7,697
                                                                ------
HEALTH CARE (0.7%)
-  Watson Pharmaceuticals, Inc.                     5,300          210
                                                                ------
INTEGRATED OILS (8.9%)
   Occidental Petroleum Corp.                      45,400          942
   Atlantic Richfield Co.                          10,800          918
   Phillips Petroleum Co.                          19,000          879
                                                                ------
                                                                 2,739
                                                                ------
OTHER ENERGY (13.9%)
   Baker Hughes, Inc.                              43,200        1,307
   Schlumberger Ltd.                               15,600        1,193
   Williams Cos., Inc.                             25,200        1,107
   Halliburton Co.                                 12,500          513
   Transocean Sedco Forex Inc.                      3,020          155
                                                                ------
                                                                 4,275
                                                                ------
MATERIALS & PROCESSING (8.2%)
   Lyondell Chemical Co.                           55,000          811
   Fort James Corp.                                27,300          601
   CK Witco Corp.                                  47,384          483
   Millennium Chemicals, Inc.                      21,700          434
-  Pactiv Corp.                                    22,200          194
                                                                ------
                                                                 2,523
                                                                ------
UTILITIES (14.6%)
   GTE Corp.                                       13,000          923
   Northeast Utilities                             36,700          789
   SBC Communications Inc.                         17,100          718
   Entergy Corp.                                   35,000          706
   FirstEnergy Corp.                               23,900          493
   Central & South West Corp.                      26,900          459
   Reliant Energy, Inc.                            17,900          420
                                                                ------
                                                                 4,508
                                                                ------
OTHER (5.7%)
   Honeywell International Inc.                    17,625          929
   ITT Industries, Inc                             25,600          795
   Tenneco Automotive, Inc.                         4,460           35
                                                                ------
                                                                 1,759
                                                                ------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $34,428)                                                28,928
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.5%)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000
   (COST $1,983)                                   $1,983         1,983
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (COST $36,411)                                                30,911
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-----------------------------------------------------------------------
Other Assets--Note C                                                215
Liabilities                                                        (302)
                                                                 ------
                                                                    (87)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 3,582,782 outstanding
   $.001 par value shares of beneficial
   interest(unlimited authorization)                            $30,824
=======================================================================

NET ASSET VALUE PER SHARE                                         $8.60
=======================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

-----------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
                                                   AMOUNT           PER
                                                    (000)         SHARE
-----------------------------------------------------------------------
 Paid in Capital                                  $40,623        $11.34
 Undistributed Net
   Investment Income                                  424           .12
 Accumulated Net
   Realized Losses                                 (4,723)        (1.32)
 Unrealized Depreciation--Note F                   (5,500)        (1.54)
-----------------------------------------------------------------------
 NET ASSETS                                       $30,824        $ 8.60
=======================================================================

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
EQUITY INDEX PORTFOLIO                             SHARES         (000)
-----------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
-----------------------------------------------------------------------
-  Microsoft Corp.                                643,700      $ 68,393
-  Cisco Systems, Inc.                            846,232        65,424
   General Electric Co.                           405,736        62,965
   Intel Corp.                                    413,156        54,511
   Exxon Mobil Corp.                              427,102        33,234
   Wal-Mart Stores, Inc.                          550,784        30,569
-  Oracle Corp.                                   348,962        27,241
   International Business
    Machines Corp.                                222,964        26,310
   Citigroup, Inc.                                416,976        24,732
   Lucent Technologies, Inc.                      391,530        23,785
   Nortel Networks Corp.                          178,212        22,455
   AT&T Corp.                                     395,143        22,227
   American International
    Group, Inc.                                   191,492        20,968
-  America Online, Inc.                           280,480        18,862
   Home Depot, Inc.                               284,735        18,365
-  Sun Microsystems, Inc.                         194,600        18,235
   Merck & Co., Inc.                              289,056        17,958
   SBC Communications Inc.                        421,846        17,718
   Pfizer, Inc.                                   478,808        17,506
-  Dell Computer Corp.                            317,500        17,125
   Hewlett-Packard Co.                            124,248        16,471
   Texas Instruments, Inc.                         99,944        15,991
   Time Warner, Inc.                              159,102        15,910
-  MCI WorldCom, Inc.                             351,035        15,906
-  EMC Corp.                                      125,808        15,726
   Royal Dutch Petroleum Co. ADR                  265,180        15,264
   The Coca-Cola Co.                              305,462        14,338
   Bristol-Myers Squibb Co.                       245,300        14,166
-  QUALCOMM, Inc.                                  89,900        13,423
   Motorola, Inc.                                  87,751        12,494
   Johnson & Johnson                              172,054        12,055
   Bell Atlantic Corp.                            192,082        11,741
   Morgan Stanley Dean Witter & Co.               140,118        11,428
-  Yahoo!, Inc.                                    65,100        11,157
   Bank of America Corp.                          211,113        11,070
   BellSouth Corp.                                232,808        10,942
   The Walt Disney Co.                            256,030        10,593
   Tyco International Ltd.                        209,130        10,430
   Warner-Lambert Co.                             106,162        10,351
   Procter & Gamble Co.                           162,744         9,154
   The Chase Manhattan Corp.                      101,974         8,891
-  Applied Materials, Inc.                         94,288         8,887
   American Home Products Corp.                   161,500         8,661
   GTE Corp.                                      120,135         8,530
   Eli Lilly & Co.                                134,904         8,499
   Wells Fargo Co.                                204,240         8,361
   American Express Co.                            55,357         8,245
-  Amgen, Inc.                                    126,296         7,751
   Medtronic, Inc.                                147,752         7,600
   Chevron Corp.                                   81,130         7,499
   Fannie Mae                                     126,796         7,156
-  Sprint PCS                                     106,612         6,963
   Ford Motor Co.                                 149,358         6,861
   E.I. du Pont de Nemours & Co.                  129,155         6,829
   Sprint Corp.                                   107,726         6,787
   Abbott Laboratories                            190,156         6,691
-  NEXTEL Communications, Inc.                     45,100         6,686
   Schering-Plough Corp.                          181,688         6,677
   Enron Corp.                                     88,518         6,628
   Corning, Inc.                                   34,078         6,611
   General Motors Corp.                            79,182         6,557
   McDonald's Corp.                               167,486         6,291
   PepsiCo, Inc.                                  180,004         6,221
   Philip Morris Cos., Inc.                       292,669         6,183
-  MediaOne Group, Inc.                            75,729         6,134
   Charles Schwab Corp.                           101,400         5,761
   Compaq Computer Corp.                          209,490         5,578
-  CBS Corp.                                       94,653         5,360
   The Gap, Inc.                                  105,680         5,264
   Schlumberger Ltd.                               68,026         5,204
-  Veritas Software Corp.                          39,600         5,188
   Honeywell International Inc.                    97,867         5,156
   Gillette Co.                                   133,056         5,015
   Bank One Corp.                                 142,268         4,890
   Merrill Lynch & Co., Inc.                       45,800         4,809
   First Union Corp.                              122,564         4,566
   U S WEST, Inc.                                  62,804         4,561
-  Viacom Inc. Class B                             84,134         4,438
   Minnesota Mining &
    Manufacturing Co.                              49,309         4,367
-  Comcast Corp.-Special Class A                   99,189         4,302
-  Micron Technology, Inc.                         33,397         4,208
-  Computer Associates
    International, Inc.                            70,391         4,166
   FleetBoston Financial Corp.                    113,135         4,129
   The Boeing Co.                                 107,893         4,093
   Colgate-Palmolive Co.                           72,236         4,072
   Target Corp.                                    54,216         4,053
   Monsanto Co.                                    78,405         4,038
-  Global Crossing Ltd.                            95,550         3,912
   Kimberly-Clark Corp.                            68,288         3,824
   Freddie Mac                                     86,156         3,807
   Pharmacia & Upjohn, Inc.                        64,089         3,797
   The Bank of New York Co., Inc.                  90,996         3,782
   Electronic Data Systems Corp.                   58,400         3,749
   Automatic Data Processing, Inc.                 77,672         3,748
   United Technologies Corp.                       59,127         3,736
   Texaco Inc.                                     68,400         3,668
   Marsh & McLennan Cos., Inc.                     32,785         3,617
   Anheuser-Busch Cos., Inc.                       57,670         3,590
-  Analog Devices, Inc.                            43,300         3,488
   Unilever NV ADR                                 70,849         3,410
   Atlantic Richfield Co.                          39,938         3,395
-  Xilinx, Inc.                                    39,800         3,296
   Walgreen Co.                                   124,012         3,193
   The Seagram Co. Ltd.                            53,619         3,190
   Alcoa Inc.                                      45,286         3,181
-  Tellabs, Inc.                                   49,592         3,124
   Dow Chemical Co.                                26,977         3,075
-  Network Appliance, Inc.                         37,000         3,062
-  Solectron Corp.                                 72,900         2,921
-  Costco Wholesale Corp.                          55,336         2,909
-  Clear Channel
    Communications, Inc.                           41,810         2,888
-  Safeway, Inc.                                   63,500         2,873
   Emerson Electric Co.                            53,480         2,828
   J.P. Morgan & Co., Inc.                         21,443         2,825
   Firstar Corp.                                  121,269         2,782

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
EQUITY INDEX PORTFOLIO                             SHARES         (000)
-----------------------------------------------------------------------
   Lowe's Cos., Inc.                               47,578      $  2,777
-  Apple Computer, Inc.                            20,046         2,723
-  LSI Logic Corp.                                 36,800         2,673
   MBNA Corp.                                      99,810         2,545
   PE Corp. - PE Biosystems Group                  25,632         2,473
   Gannett Co., Inc.                               34,692         2,441
   ALLTEL Corp.                                    38,696         2,440
   Fifth Third Bancorp                             38,477         2,424
   Duke Energy Corp.                               45,573         2,393
   Allstate Corp.                                 100,316         2,389
   Williams Cos., Inc.                             54,129         2,378
-  3Com Corp.                                      42,300         2,353
   First Data Corp.                                52,264         2,313
   SunTrust Banks, Inc.                            39,818         2,299
   Baxter International, Inc.                      36,221         2,271
   Halliburton Co.                                 54,891         2,251
-  Guidant Corp.                                   38,000         2,235
   International Paper Co.                         51,612         2,206
   Household International, Inc.                   58,460         2,181
-  Best Buy Co., Inc.                              25,100         2,159
   Eastman Kodak Co.                               39,406         2,140
   Xerox Corp.                                     81,694         2,124
-  Gateway, Inc.                                   39,500         2,094
-  Seagate Technology Inc.                         34,500         2,079
   Illinois Tool Works, Inc.                       37,493         2,071
   Omnicom Group Inc.                              22,100         2,065
-  Kohl's Corp.                                    19,900         2,040
   Sara Lee Corp.                                 113,008         2,034
-  AES Corp.                                       25,400         2,000
   U.S. Bancorp                                    91,342         1,998
-  ADC Telecommunications, Inc.                    36,700         1,977
   Conoco Inc. Class B                             76,696         1,965
   Associates First Capital Corp.                  89,556         1,920
   Carnival Corp.                                  76,300         1,893
   State Street Corp.                              19,500         1,889
   Washington Mutual, Inc.                         70,827         1,877
   Mellon Financial Corp.                          63,120         1,862
-  KLA-Tencor Corp.                                22,100         1,862
-  Conexant Systems, Inc.                          26,000         1,846
   Northern Trust Corp.                            27,108         1,831
-  The Kroger Co.                                 102,804         1,806
   Southern Co.                                    82,825         1,801
   CVS Corp.                                       47,804         1,796
-  Comverse Technology, Inc.                        9,400         1,777
   Columbia/HCA Healthcare Corp.                   68,957         1,745
-  Teradyne, Inc.                                  21,100         1,735
   Caterpillar, Inc.                               43,566         1,718
   American General Corp.                          30,211         1,696
   Wachovia Corp.                                  24,849         1,679
   PNC Financial Services Group                    36,857         1,661
-  Lexmark International Group,
    Inc. Class A                                   15,700         1,660
   Weyerhaeuser Co.                                28,714         1,637
   Adobe Systems, Inc.                             14,700         1,636
   Interpublic Group of Cos., Inc.                 34,398         1,625
   Computer Sciences Corp.                         20,464         1,619
-  Cendant Corp.                                   87,172         1,613
   Campbell Soup Co.                               52,274         1,607
   Albertson's, Inc.                               51,456         1,595
   Bestfoods                                       33,998         1,592
   CIGNA Corp.                                     20,967         1,588
   Paychex, Inc.                                   30,150         1,579
   National City Corp.                             76,256         1,573
   Cardinal Health, Inc.                           34,280         1,573
   H.J. Heinz Co.                                  43,711         1,524
   Circuit City Stores, Inc.                       24,924         1,517
   Linear Technology Corp.                         27,400         1,507
   AFLAC, Inc.                                     32,900         1,499
   Providian Financial Corp.                       17,212         1,491
   Harley-Davidson, Inc.                           18,700         1,484
   The Chubb Corp.                                 21,818         1,474
-  Citrix Systems, Inc.                            22,100         1,464
-  BMC Software, Inc.                              29,583         1,461
   Sysco Corp.                                     40,780         1,455
   Pitney Bowes, Inc.                              32,454         1,450
   Phillips Petroleum Co.                          31,309         1,448
   The Hartford Financial
    Services Group Inc.                            27,376         1,444
   Sears, Roebuck & Co.                            46,707         1,442
   Lehman Brothers Holdings, Inc.                  14,800         1,436
   Dominion Resources, Inc.                        37,142         1,428
   Molex, Inc.                                     24,250         1,425
   FedEx Corp.                                     35,888         1,400
   General Mills, Inc.                             37,434         1,355
   NIKE, Inc. Class B                              34,180         1,354
   Transocean Sedco Forex Inc.                     26,100         1,339
   Southwest Airlines Co.                          63,584         1,323
-  National Semiconductor Corp.                    21,254         1,289
   Kellogg Co.                                     50,158         1,285
-  Biogen, Inc.                                    18,200         1,272
   Baker Hughes, Inc.                              41,526         1,256
   United Healthcare Corp.                         20,988         1,251
   Burlington Northern
    Santa Fe Corp.                                 56,498         1,250
   Coastal Corp.                                   26,926         1,239
   Tandy Corp.                                     24,388         1,238
   General Dynamics Corp.                          24,860         1,237
   Scientific-Atlanta, Inc.                        19,190         1,217
   BB&T Corp.                                      43,114         1,210
   Dover Corp.                                     25,160         1,205
   Union Pacific Corp.                             30,698         1,201
   Rohm & Haas Co.                                 26,901         1,200
   Capital One Financial Corp.                     24,900         1,194
-  Staples, Inc.                                   58,800         1,176
   May Department Stores Co.                       41,104         1,171
   Kansas City Southern
    Industries, Inc.                               13,600         1,169
   El Paso Energy Corp.                            28,766         1,161
-  Novell, Inc.                                    40,345         1,155
   Delphi Automotive Systems Corp.                 71,360         1,142
   Coca-Cola Enterprises, Inc.                     52,600         1,134
   Masco Corp.                                     55,258         1,133
   ConAgra, Inc.                                   62,302         1,129
   Wrigley, (Wm.) Jr. Co.                          14,629         1,124
   Deere & Co.                                     29,538         1,122
   Textron, Inc.                                   18,420         1,121
   PPG Industries, Inc.                            21,425         1,121
-  Boston Scientific Corp.                         51,884         1,106
   The McGraw-Hill Cos., Inc.                      24,268         1,104
   The Limited, Inc.                               26,192         1,103

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                   SHARES         (000)
-----------------------------------------------------------------------
   Tribune Co.                                     29,404      $  1,075
   KeyCorp                                         56,516         1,074
-  Federated Department Stores, Inc.               25,400         1,060
   Waste Management, Inc.                          76,661         1,049
   FPL Group, Inc.                                 22,546         1,039
   Ralston-Ralston Purina Group                    37,692         1,032
   Franklin Resources Corp.                        30,800         1,030
   The Quaker Oats Co.                             16,859         1,022
   Lockheed Martin Corp.                           49,896         1,020
   PG&E Corp.                                      48,405         1,017
   Texas Utilities Co.                             34,174         1,015
-  Advanced Micro Devices, Inc.                    17,716         1,011
   Rockwell International Corp.                    24,009         1,004
   Unicom Corp.                                    27,454         1,002
-  Unisys Corp.                                    39,205         1,000
   Aon Corp.                                       30,800           993
   Aetna Inc.                                      17,775           990
   USX-Marathon Group                              37,519           978
   St. Paul Cos., Inc.                             28,596           976
   The Clorox Co.                                  29,926           973
   Burlington Resources, Inc.                      26,211           970
   Marriott International, Inc. Class A            30,406           958
   Union Carbide Corp.                             16,418           957
-  Compuware Corp.                                 45,100           950
   Alcan Aluminium Ltd.                            27,712           939
   Occidental Petroleum Corp.                      44,969           933
   Unocal Corp.                                    30,499           907
   New York Times Co. Class A                      20,964           900
   Danaher Corp.                                   17,500           893
   Newell Rubbermaid, Inc.                         35,574           883
   Ingersoll-Rand Co.                              19,900           881
   Tenet Healthcare Corp.                          37,397           860
   Avon Products, Inc.                             29,588           860
   TRW, Inc.                                       14,686           859
   Dollar General Corp.                            31,800           855
   Georgia Pacific Group                           21,464           849
   Delta Air Lines, Inc.                           15,942           849
   Avery Dennison Corp.                            13,810           843
   PECO Energy Corp.                               22,785           840
   TJX Cos., Inc.                                  37,844           840
   Reliant Energy, Inc.                            35,586           834
   Jefferson-Pilot Corp.                           12,457           829
   Allergan, Inc.                                  16,536           827
   Hershey Foods Corp.                             16,690           814
   Becton, Dickinson & Co.                         30,620           806
   Praxair, Inc.                                   19,321           804
   Air Products & Chemicals, Inc.                  28,106           799
   Public Service Enterprise
    Group, Inc.                                    26,668           790
   Comerica, Inc.                                  18,750           785
   Lincoln National Corp.                          23,374           783
   Dow Jones & Co., Inc.                           10,731           771
   Consolidated Edison Inc.                        26,555           770
   Archer-Daniels-Midland Co.                      74,155           769
   PaineWebber Group, Inc.                         17,200           757
   Barrick Gold Corp.                              48,201           756
   Cincinnati Financial Corp.                      19,500           734
   Eaton Corp.                                      9,400           733
   Edison International                            43,894           727
   AmSouth Bancorp                                 47,742           713
   McKesson HBOC, Inc.                             33,603           706
   Apache Corp.                                    14,100           702
   Amerada Hess Corp.                              10,778           697
-  Parametric Technology Corp.                     32,900           693
   American Electric Power Co., Inc.               23,200           692
   The Times Mirror Co. Class A                     7,438           691
-  Bed Bath & Beyond, Inc.                         17,400           685
   Progressive Corp. of Ohio                        9,000           685
-  PeopleSoft, Inc.                                33,800           676
-  Cabletron Systems, Inc.                         22,886           671
   Norfolk Southern Corp.                          46,389           667
   SLM Holding Corp.                               19,800           660
   Loews Corp.                                     13,100           655
   Synovus Financial Corp.                         34,650           654
   Huntington Bancshares Inc.                      29,138           652
   Bear Stearns Co., Inc.                          14,207           648
   Carolina Power & Light Co.                      19,775           641
   Kerr-McGee Corp.                                11,105           641
   MBIA, Inc.                                      12,300           640
   IMS Health, Inc.                                37,568           636
   Golden West Financial Corp.                     19,978           623
   Champion International Corp.                    11,604           618
   Entergy Corp.                                   30,550           617
   Regions Financial Corp.                         27,000           616
-  Comcast Corp. Class A                           14,931           616
   CenturyTel, Inc.                                16,550           614
   Raytheon Co. Class B                            34,460           612
   Anadarko Petroleum Corp.                        15,800           611
   CSX Corp.                                       25,908           609
   Sabre Holdings Corp.                            16,403           606
-  AMR Corp.                                       18,686           596
   FirstEnergy Corp.                               28,773           593
   Columbia Energy Group                           10,009           593
   W.W. Grainger, Inc.                             10,860           589
   Fort James Corp.                                26,741           588
   Constellation Energy Group                      18,451           588
   Ecolab, Inc.                                    16,026           588
-  Kmart Corp.                                     60,253           584
   Dana Corp.                                      20,326           573
   MGIC Investment Corp.                           13,100           571
   Dun & Bradstreet Corp.                          19,934           571
   Johnson Controls, Inc.                          10,536           570
   Vulcan Materials Co.                            12,400           568
   Summit Bancorp                                  21,600           567
-  Sealed Air Corp.                                10,345           562
-  Tricon Global Restaurants, Inc.                 18,030           560
   T. Rowe Price                                   14,000           553
   Willamette Industries, Inc.                     13,774           553
-  Wellpoint Health Networks Inc.
    Class A                                         7,900           552
   Mattel, Inc.                                    52,042           543
   Parker Hannifin Corp.                           13,142           543
   Nucor Corp.                                     10,769           538
   Union Planters Corp.                            17,400           536
   Florida Progress Corp.                          11,600           532
   Biomet, Inc.                                    14,619           532
   SouthTrust Corp.                                20,800           529
   UnumProvident Corp.                             31,123           529
   Ameren Corp.                                    16,955           525
   Reynolds Metals Co.                              7,833           524

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
EQUITY INDEX PORTFOLIO                             SHARES         (000)
-----------------------------------------------------------------------
   Leggett & Platt, Inc.                           24,300      $    522
   Tosco Corp.                                     16,900           514
   H & R Block, Inc.                               11,468           513
   Whirlpool Corp.                                  8,690           509
   Nabisco Group Holdings Corp.                    42,400           509
   Fortune Brands, Inc.                            20,339           508
   PACCAR, Inc.                                    10,160           508
   Knight Ridder                                    9,836           501
   DTE Energy Co.                                  17,086           495
-  Adaptec, Inc.                                   12,800           494
   Old Kent Financial Corp.                        15,300           494
   Genuine Parts Co.                               20,669           493
   Nordstrom, Inc.                                 16,686           492
-  Watson Pharmaceuticals, Inc.                    12,400           492
-  Mirage Resorts, Inc.                            25,100           486
-  Office Depot, Inc.                              41,900           484
   Brown-Forman Corp. Class B                       8,899           484
   J.C. Penney Co., Inc.                           32,256           480
   Phelps Dodge Corp.                              10,059           478
-  NCR Corp.                                       11,900           477
-  AutoZone Inc.                                   17,200           477
-  ALZA Corp.                                      12,609           474
   Union Pacific Resources
    Group, Inc.                                    32,616           473
   Sherwin-Williams Co.                            21,524           472
   The Goodyear Tire & Rubber Co.                  20,249           472
   Central & South West Corp.                      27,626           471
   The Mead Corp.                                  13,316           465
   Equifax, Inc.                                   18,300           462
   Eastman Chemical Co.                            10,094           459
-  Inco Ltd.                                       25,007           458
   International Flavors &
    Fragrances, Inc.                               13,007           456
   Conseco Inc.                                    39,838           456
   Northrop Grumman Corp.                           8,562           453
   New Century Energies, Inc.                      15,000           451
   SAFECO Corp.                                    16,880           448
   Cinergy Corp.                                   20,573           442
   GPU, Inc.                                       16,092           441
-  Toys R Us, Inc.                                 29,718           440
   Newmont Mining Corp.                            19,555           439
   Westvaco Corp.                                  13,040           435
   Cooper Industries, Inc.                         12,284           430
   Black & Decker Corp.                            11,412           429
   Young & Rubicam Inc.                             9,000           423
-  Thermo Electron Corp.                           20,500           418
   The BFGoodrich Co.                              14,358           412
   Countrywide Credit Industries, Inc.             14,700           401
   Torchmark Corp.                                 17,294           400
   PerkinElmer, Inc.                                5,993           399
   Northern States Power Co.                       20,008           398
   Hasbro, Inc.                                    24,000           396
   PPL Corp.                                       18,791           393
   Bausch & Lomb, Inc.                              7,416           387
   Winn-Dixie Stores, Inc.                         19,326           376
   Hilton Hotels Corp.                             48,357           375
   VF Corp.                                        15,560           374
   Temple-Inland Inc.                               7,301           364
   Maytag Corp.                                    10,978           364
-  Ceridian Corp.                                  18,780           360
   Pall Corp.                                      16,056           360
   ITT Industries, Inc.                            11,488           357
   Liz Claiborne, Inc.                              7,724           354
   Sigma-Aldrich Corp.                             13,138           353
   Autodesk, Inc.                                   7,660           349
-  Rowan Cos., Inc.                                11,831           348
   UST, Inc.                                       22,193           347
   SuperValu Inc.                                  18,276           346
   R.R. Donnelley & Sons Co.                       16,527           346
   Harcourt General, Inc.                           9,285           346
   Placer Dome, Inc.                               42,388           344
   Sempra Energy                                   20,459           343
   Tektronix, Inc.                                  6,052           339
-  Navistar International Corp.                     8,235           330
-  Owens-Illinois, Inc.                            19,550           330
-  Niagara Mohawk Holdings Inc.                    24,362           329
   Sunoco, Inc.                                    11,905           326
   Millipore Corp.                                  5,765           325
   Wendy's International, Inc.                     15,641           316
   Ashland, Inc.                                    9,426           315
-  Harrah's Entertainment, Inc.                    16,757           311
   The Stanley Works                               11,670           308
   Pinnacle West Capital Corp.                     10,900           307
   Fluor Corp.                                      9,842           305
   Darden Restaurants Inc.                         17,067           304
   USX-U.S. Steel Group                            11,578           289
-  St. Jude Medical, Inc.                          10,988           284
-  HEALTHSOUTH Corp.                               50,227           279
   CMS Energy Corp.                                15,100           274
   Crown Cork & Seal Co., Inc.                     16,780           268
   Boise Cascade Corp.                              7,536           262
-  US Airways Group, Inc.                           9,401           261
   Mallinckrodt, Inc.                               9,010           259
   C.R. Bard, Inc.                                  6,683           259
-  Quintiles Transnational Corp.                   15,100           258
   Engelhard Corp.                                 16,733           253
   Deluxe Corp.                                     9,549           253
   Great Lakes Chemical Corp.                       7,425           252
   Bemis Co., Inc.                                  6,777           250
-  Silicon Graphics, Inc.                          23,639           250
   Allegheny Technologies Inc.                     12,366           248
-  Andrew Corp.                                    10,711           245
-  Freeport-McMoRan Copper &
    Gold Inc. Class B                              19,600           236
-  FMC Corp.                                        4,094           231
   Brunswick Corp.                                 12,102           229
   Dillard's Inc.                                  13,906           229
   Adolph Coors Co. Class B                         4,705           225
   Hercules, Inc.                                  13,878           224
   Eastern Enterprises                              3,513           210
   Thomas & Betts Corp.                             7,402           209
   Crane Co.                                        8,798           207
   Cummins Engine Co., Inc.                         5,499           207
   NICOR, Inc.                                      6,189           204
   Homestake Mining Co.                            33,867           203
   Snap-On Inc.                                     7,678           201
-  Pactiv Corp.                                    22,361           196
   Louisiana-Pacific Corp.                         13,982           194
   Ryder System, Inc.                               8,315           189
   Rite Aid Corp.                                  33,904           186

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                   SHARES         (000)
-----------------------------------------------------------------------
   Meredith Corp.                                   6,722      $    186
   Centex Corp.                                     7,714           184
   Shared Medical Systems Corp.                     3,523           183
-  Manor Care, Inc.                                13,426           181
   Alberto-Culver Co. Class B                       7,302           174
-  Consolidated Stores, Inc.                       14,828           169
-  Humana, Inc.                                    21,700           159
   Potlatch Corp.                                   3,657           157
-  Allied Waste Industries, Inc.                   23,800           156
   American Greetings Corp. Class A                 8,378           153
   Worthington Industries, Inc.                    11,886           147
   Polaroid Corp.                                   5,853           139
   Owens Corning                                    7,153           139
   Ball Corp.                                       3,846           133
   Kaufman & Broad Home Corp.                       6,165           132
   Raytheon Co. Class A                             6,777           127
   The Timken Co.                                   7,830           127
   Briggs & Stratton Corp.                          3,091           127
   Cooper Tire & Rubber Co.                         9,848           124
   Peoples Energy Corp.                             4,485           123
   IKON Office Solutions, Inc.                     19,438           120
   Tupperware Corp.                                 7,529           119
   Longs Drug Stores, Inc.                          5,120           116
   Pulte Corp.                                      5,578           116
-  Viacom Inc. Class A                              2,112           113
-  W.R. Grace & Co.                                 8,892           113
   National Service Industries, Inc.                5,263           111
   Jostens Inc.                                     4,412           108
   ONEOK, Inc.                                      4,145           104
-  Bethlehem Steel Corp.                           17,063           102
   Great Atlantic & Pacific
    Tea Co., Inc.                                   4,906            96
   Armstrong World Industries Inc.                  5,201            93
   Springs Industries Inc. Class A                  2,303            88
-  Sterling Software, Inc.                          2,500            76
   Milacron Inc.                                    4,770            69
   McDermott International, Inc.                    7,471            69
-  Reebok International Ltd.                        7,286            67
   Russell Corp.                                    4,414            63
   NACCO Industries, Inc. Class A                     925            44
   Service Corp. International                      9,824            29
   The Pep Boys
    (Manny, Moe & Jack)                             3,464            21
-  Freeport-McMoRan Copper &
    Gold, Inc. Class A                              1,600            18
   Arch Coal, Inc.                                  1,320             9
-----------------------------------------------------------------------
   TOTAL COMMON STOCKS
   (COST $782,376)                                            1,576,710
-----------------------------------------------------------------------


------------------------------------------------------------------------
                                                     FACE        MARKET
                                                   AMOUNT        VALUE*
                                                    (000)         (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)
------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 5.86%, 5/11/2000                              $   500    $      497
(2) 5.93%, 5/4/2000                                   500           497
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000                                  7,142         7,142
------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $8,136)                                                  8,136
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $790,512)                                            1,584,846
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
------------------------------------------------------------------------
Other Assets--Note C                                              2,484
Liabilities                                                      (9,390)
                                                             -----------
                                                                 (6,906)
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 40,462,289 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                        $1,577,940
========================================================================

NET ASSET VALUE PER SHARE                                        $39.00
========================================================================

  * See Note A in Notes to Financial Statements.
  - Non-Income-Producing Security.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Securities segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.


-----------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
                                                   AMOUNT           PER
                                                    (000)         SHARE
-----------------------------------------------------------------------
 Paid in Capital                                  $ 782,375      $19.34
 Undistributed Net
   Investment Income                                  6,980         .17
 Accumulated Net
   Realized Losses                                   (5,716)       (.14)
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities                            794,334       19.63
   Futures Contracts                                    (33)         --
-----------------------------------------------------------------------
 NET ASSETS                                      $1,577,940      $39.00
=======================================================================

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
MID-CAP INDEX PORTFOLIO                              SHARES       (000)
-----------------------------------------------------------------------
COMMON STOCKS (100.6%)(1)
-----------------------------------------------------------------------
-  Siebel Systems, Inc.                              22,660     $ 2,706
-  Maxim Integrated Products, Inc.                   32,680       2,322
-  Altera Corp.                                      23,440       2,092
-  Vitesse Semiconductor Corp.                       18,500       1,781
-  MedImmune Inc.                                     7,900       1,376
-  Univision Communications Inc.                     12,000       1,356
-  Atmel Corp.                                       25,900       1,337
-  Intuit, Inc.                                      22,950       1,248
-  QLogic Corp.                                       8,600       1,165
-  Chiron Corp.                                      21,370       1,066
   Dynegy, Inc.                                      16,390       1,028
-  E*TRADE Group, Inc.                               33,955       1,023
-  Sanmina Corp.                                     14,950       1,010
-  American Power Conversion Corp.                   22,620         970
-  Starbucks Corp.                                   21,560         966
   BroadWing Inc.                                    25,400         945
-  SCI Systems, Inc.                                 17,020         916
-  Jabil Circuit, Inc.                               19,800         856
   Symbol Technologies, Inc.                         10,375         854
-  Forest Laboratories, Inc.                          9,900         837
   Montana Power Co.                                 12,920         827
   Telephone & Data Systems, Inc.                     7,270         807
-  Rational Software Corp.                           10,430         798
   Comdisco, Inc.                                    17,980         793
   Stryker Corp.                                     11,360         792
-  Novellus Systems, Inc.                            13,800         774
   Cintas Corp.                                      19,640         770
   Weatherford International, Inc.                   12,670         747
   Marshall & Ilsley Corp.                           12,570         726
-  Hispanic Broadcasting Corp.                        6,400         725
   Tiffany & Co.                                      8,480         709
-  Calpine Corp.                                      7,400         696
-  Waters Corp.                                       7,300         695
-  Convergys Corp.                                   17,980         694
-  Millennium Pharmaceuticals, Inc.                   5,200         675
-  BJ Services Co.                                    9,000         665
-  Noble Drilling Corp.                              15,450         640
-  Cypress Semiconductor Corp.                       12,850         634
-  Nabors Industries, Inc.                           16,285         632
-  Cadence Design Systems, Inc.                      28,590         593
-  Microchip Technology, Inc.                         9,005         592
   ENSCO International, Inc.                         16,120         582
-  Sepracor Inc.                                      7,820         569
-  SunGard Data Systems, Inc.                        15,060         568
-  Concord EFS, Inc.                                 24,220         556
-  Vishay Intertechnology, Inc.                       9,937         553
   Washington Post Co. Class B                        1,000         541
-  Electronic Arts Inc.                               7,570         539
-  Fiserv, Inc.                                      14,400         535
-  Informix Corp.                                    31,600         535
-  Network Associates, Inc.                          16,330         527
-  Symantec Corp.                                     7,010         527
   Charter One Financial                             24,956         524
-  Macromedia, Inc.                                   5,800         524
-  Global Marine, Inc.                               20,510         520
-  IVAX Corp.                                        18,635         508
-  Robert Half International, Inc.                   10,510         499
-  Genzyme Corp.                                      9,890         496
   Devon Energy Corp.                                10,118         491
-  DST Systems, Inc.                                  7,500         487
-  MiniMed, Inc.                                      3,700         479
-  Westwood One, Inc.                                13,000         471
-  Jones Apparel Group, Inc.                         14,446         460
   Kinder Morgan, Inc.                               13,260         457
-  CheckFree Holdings Corp.                           6,400         451
-  Legato Systems, Inc.                              10,020         447
-  Smith International, Inc.                          5,730         444
   Reader's Digest Assn., Inc.
    Class A                                          12,500         442
-  TranSwitch Corp.                                   4,600         442
-  Integrated Device Technology Inc.                 11,010         436
   KeySpan Corp.                                     15,750         435
-  CDW Computer Centers, Inc.                         5,100         431
   Family Dollar Stores, Inc.                        20,300         422
   Zions Bancorp                                     10,060         419
   Mylan Laboratories, Inc.                          15,220         419
   A.G. Edwards & Sons, Inc.                         10,440         418
-  SPX Corp.                                          3,640         415
-  Park Place Entertainment Corp.                    35,800         414
   AMBAC Financial Group Inc.                         8,170         412
   Consolidated Papers, Inc.                         10,700         411
   DQE Inc.                                           8,900         405
-  Health Management Associates
    Class A                                          28,370         404
-  Synopsys, Inc.                                     8,140         397
-  Arrow Electronics, Inc.                           11,250         397
-  Dollar Tree Stores, Inc.                           7,250         378
   North Fork Bancorp, Inc.                          20,770         371
   Hannaford Brothers Co.                             4,970         366
   Northeast Utilities                               16,840         362
   Allegheny Energy, Inc.                            12,950         357
-  Sybron International Corp.                        12,210         354
   Reliastar Financial Corp.                         10,410         353
   LG&E Energy Corp.                                 15,230         348
   DPL Inc.                                          15,680         348
-  Acxiom Corp.                                      10,200         339
-  BJ's Wholesale Club, Inc.                          8,640         334
   Unitrin, Inc.                                      8,300         330
-  Gilead Sciences, Inc.                              5,200         330
   Avnet, Inc.                                        5,200         328
   Allmerica Financial Corp.                          6,400         326
   Bowater Inc.                                       6,100         326
-  TriQuint Semiconductor, Inc.                       4,400         323
   Manpower Inc.                                      8,870         315
   Potomac Electric Power Co.                        13,910         315
   First Tennessee National Corp.                    15,310         311
-  Polycom, Inc.                                      3,900         309
-  U.S. Foodservice                                  11,940         307
-  American Standard Cos., Inc.                       8,280         306
   Murphy Oil Corp.                                   5,300         305
-  NVIDIA Corp.                                       3,600         304
-  Powerwave Technologies, Inc.                       2,400         300
   SCANA Corp.                                       12,208         300
   NSTAR                                              7,100         298
-  CSG Systems International, Inc.                    6,100         298
   Tyson Foods, Inc.                                 26,650         296
   TECO Energy, Inc.                                 15,250         296
   Legg Mason Inc.                                    6,800         294
   Energy East Corp.                                 14,600         289
-  Outback Steakhouse                                 8,810         282

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                     SHARES       (000)
-----------------------------------------------------------------------
   Sonoco Products Co.                               12,020     $   282
-  Ocean Energy, Inc.                                19,620         282
   Alliant Energy Corp.                               9,250         282
   Harris Corp.                                       8,100         280
   International Speedway Corp.                       6,200         279
   Wisconsin Energy Corp.                            13,870         277
   Hormel Foods Corp.                                16,820         276
   First Security Corp.                              22,980         276
-  Adtran, Inc.                                       4,600         273
   American Water Works Co., Inc.                    11,390         271
   McCormick & Co., Inc.                              8,300         268
   Compass Bancshares Inc.                           13,400         267
-  Sawtek Inc.                                        5,000         263
   Martin Marietta Materials, Inc.                    5,510         262
-  Chris-Craft Industries, Inc.                       4,083         260
   Herman Miller, Inc.                                9,250         259
   Ultramar Diamond Shamrock Corp.                   10,170         258
   Viad Corp.                                        11,200         256
-  Pacificare Health Systems, Inc.                    5,100         254
-  Nova Corp. (Georgia)                               8,690         253
   Hillenbrand Industries, Inc.                       7,440         253
-  Apollo Group, Inc. Class A                         8,950         252
   ICN Pharmaceuticals, Inc.                          9,240         252
   MCN Energy Group Inc.                             10,070         252
   Ross Stores, Inc.                                 10,440         251
-  Devry, Inc.                                        8,200         250
   NiSource, Inc.                                    14,800         250
   The Timber Co.                                     9,720         249
   A. H. Belo Corp. Class A                          13,930         249
   Southdown, Inc.                                    4,220         249
   The PMI Group Inc.                                 5,245         249
   Green Point Financial Corp.                       12,640         248
   Mercantile Bankshares Corp.                        8,090         247
-  Saks Inc.                                         16,870         245
   Dime Bancorp, Inc.                                13,160         243
   USG Corp.                                          5,800         243
   Cordant Technologies, Inc.                         4,300         243
   Reynolds & Reynolds Class A                        8,960         242
   Protective Life Corp.                              7,610         242
   Cabot Corp.                                        7,860         240
   Shaw Industries, Inc.                             15,750         239
-  Litton Industries, Inc.                            5,400         239
   National Community Bancorp                        12,700         235
   TCF Financial Corp.                                9,760         232
   Whitman Corp.                                     16,610         231
   Associated Banc-Corp.                              7,700         230
-  Quantum Corp.- DLT & Storage
    Systems                                          19,060         228
-  Brinker International, Inc.                        7,620         226
-  Lear Corp.                                         8,040         226
   GATX Corp.                                         5,840         222
   Diebold, Inc.                                      8,060         222
   R.J. Reynolds Tobacco
    Holdings, Inc.                                   13,000         221
   Noble Affiliates, Inc.                             6,730         221
-  Affiliated Computer Services, Inc.
    Class A                                           5,800         220
   Puget Sound Energy Inc.                            9,930         220
-  Valassis Communications, Inc.                      6,600         220
   First Virginia Banks, Inc.                         5,850         220
   Beckman Coulter, Inc.                              3,420         220
-  Lands' End, Inc.                                   3,530         217
   Fastenal Co.                                       4,420         212
-  Keane, Inc.                                        8,380         212
   Kansas City Power & Light Co.                      7,280         211
   CCB Financial Corp.                                4,750         210
   Hubbell Inc. Class B                               7,630         209
-  Santa Fe Snyder Corp.                             21,700         209
-  American Eagle Outfitters, Inc.                    5,500         209
   Pentair, Inc.                                      5,620         208
   Tidewater Inc.                                     6,530         208
-  Williams Sonoma, Inc.                              6,700         208
-  Sensormatic Electronics Corp.                      9,230         207
   National Fuel Gas Co.                              4,620         206
   Lyondell Chemical Co.                             13,850         204
   Old Republic International Corp.                  14,800         203
   Hibernia Corp. Class A                            19,320         203
-  L-3 Communications Holdings, Inc.                  3,900         203
-  Tech Data Corp.                                    6,160         203
   Valero Energy Corp.                                6,520         200
   IMC Global Inc.                                   13,460         198
   UtiliCorp United, Inc.                            10,940         198
   IBP, Inc.                                         12,520         197
   IPALCO Enterprises, Inc.                          10,100         197
   American Financial Group, Inc.                     6,870         197
   Sovereign Bancorp, Inc.                           25,860         196
   FirstMerit Corp.                                  10,600         195
-  Sybase, Inc.                                       9,600         195
-  Hanover Compressor Co.                             3,400         193
-  Premier Parks Inc.                                 9,200         193
   Provident Financial Group, Inc.                    5,670         193
   Conectiv, Inc.                                    10,958         192
-  International Game Technology                      8,828         191
   Pacific Century Financial Corp.                    9,380         191
-  Barnes & Noble, Inc.                               8,260         190
-  Express Scripts, Inc.                              4,500         189
   City National Corp.                                5,610         189
   Wilmington Trust Corp.                             3,870         188
-  Storage Technology Corp.                          11,800         188
-  Abercrombie & Fitch Co.                           11,640         186
-  Payless ShoeSource, Inc.                           3,570         185
   Lubrizol Corp.                                     6,410         185
   Harte-Hanks, Inc.                                  8,100         184
-  First Health Group Corp.                           5,770         182
   Questar Corp.                                      9,810         182
   Astoria Financial Corp.                            6,400         182
   Everest Re Group, Ltd.                             5,550         181
   C.H. Robinson Worldwide, Inc.                      4,830         180
-  Lincare Holdings, Inc.                             6,340         180
   Helmerich & Payne, Inc.                            5,800         180
   HON Industries, Inc.                               6,980         180
-  Mandalay Resort Group                             10,650         180
   OGE Energy Corp.                                   9,190         176
   DENTSPLY International Inc.                        6,180         175
   Flowers Industries, Inc.                          11,500         175
   Solutia, Inc.                                     12,940         173
   Dial Corp.                                        12,340         170
   Clayton Homes Inc.                                16,700         169
-  Trigon Healthcare, Inc.                            4,570         163
   Media General, Inc. Class A                        3,100         162

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
MID-CAP INDEX PORTFOLIO                              SHARES       (000)
-----------------------------------------------------------------------
   Teleflex Inc.                                      4,510     $   160
   CNF Transportation, Inc.                           5,730         159
-  Mohawk Industries, Inc.                            7,100         159
-  INCYTE Pharmaceuticals, Inc.                       1,800         157
   Rayonier Inc.                                      3,210         156
-  Blyth Industries, Inc.                             5,700         156
-  Borders Group, Inc.                                9,050         156
   Houghton Mifflin Co.                               3,630         154
-  ACNielson Corp.                                    6,830         154
   IDACORP, Inc.                                      4,410         153
-  Suiza Foods Corp.                                  3,790         153
-  Cytec Industries, Inc.                             4,980         153
-  Swift Transportation Co., Inc.                     7,300         150
   Washington Gas Light Corp.                         5,500         150
   Minnesota Power, Inc.                              8,800         146
-  Oxford Health Plan                                 9,590         146
   Federal-Mogul Corp.                                8,640         144
   RPM Inc. (Ohio)                                   13,020         143
   Lancaster Colony Corp.                             4,670         143
-  Cirrus Logic                                       7,800         142
   CK Witco Corp.                                    13,954         142
   Carlisle Co., Inc.                                 3,530         141
   Dexter Corp.                                       2,660         141
-  Modis Professional Services Inc.                  11,330         140
-  VISIX Inc.                                         7,600         139
   Harsco Corp.                                       4,790         139
   AK Steel Corp.                                    13,353         139
   Callaway Golf Co.                                  8,930         138
   Airborne Freight Corp.                             5,730         138
   Lee Enterprises, Inc.                              5,190         136
-  Investment Technology Group, Inc.                  3,800         134
   Dole Food Co.                                      6,750         131
   Omnicare, Inc.                                    10,690         129
   Sotheby's Holdings Class A                         6,930         128
   COMSAT Corp.                                       6,180         127
   Ohio Casualty Corp.                                7,100         127
-  Pioneer Natural Resources Co.                     11,810         125
   Universal Foods Corp.                              5,860         125
   AGL Resources Inc.                                 6,730         124
   FINOVA Group, Inc.                                 7,310         123
   Donaldson Co., Inc.                                5,430         123
   WestAmerica Bancorporation                         4,400         122
-  Papa John's International, Inc.                    3,700         122
   Webster Financial Corp.                            5,300         122
   Claire's Stores, Inc.                              6,060         122
   Borg-Warner Automotive, Inc.                       3,060         120
   Hawaiian Electric Industries Inc.                  3,750         119
   Albemarle Corp.                                    5,720         119
   Newport News Shipbuilding Inc.                     3,890         118
   Indiana Energy, Inc.                               6,030         118
-  Foundation Health Systems
    Class A                                          14,650         117
-  Mentor Graphics Corp.                              7,720         117
   Meritor Automotive, Inc.                           7,360         116
   Westpoint Stevens, Inc.                            6,120         116
-  Imation Corp.                                      4,350         116
   Dean Foods Corp.                                   4,330         116
-  Transaction Systems
    Architects, Inc.                                  4,000         115
   Sierra Pacific Resources                           9,210         115
   Mark IV Industries, Inc.                           5,200         115
   Interstate Bakeries Corp.                          7,990         114
   CMP Group Inc.                                     3,860         112
   Kennametal, Inc.                                   3,730         112
-  Furniture Brands International Inc.                5,870         110
   Minerals Technologies, Inc.                        2,440         109
   York International Corp.                           4,640         108
   Precision Castparts Corp.                          2,970         108
   Keystone Financial, Inc.                           5,870         108
-  Gartner Group, Inc. Class B                        8,100         108
-  Scholastic Corp.                                   1,980         107
   Bergen Brunswig Corp. Class A                     15,805         107
   Alexander & Baldwin, Inc.                          5,090         105
   Trinity Industries, Inc.                           4,380         104
   Tecumseh Products Co. Class A                      2,330         103
   Federal Signal Corp.                               5,600         101
   Kaydon Corp.                                       3,650         100
-  Cambridge Technology Partners                      7,350         100
-  Jacobs Engineering Group Inc.                      3,080          99
-  Sykes Enterprises, Inc.                            5,200          99
   HSB Group Inc.                                     3,420          99
   Kelly Services, Inc. Class A                       4,110          98
   Superior Industries
    International, Inc.                               3,100          98
   Olin Corp.                                         5,520          98
   Carter-Wallace, Inc.                               5,200          97
   Pittston Brink's Group                             5,728          97
   Georgia Gulf Corp.                                 3,740          97
-  Sylvan Learning Systems, Inc.                      6,000          96
   Longview Fibre Co.                                 6,370          94
-  Varco International, Inc.                          7,410          94
   Pennzoil-Quaker State Co.                          8,960          94
-  NCO Group, Inc.                                    2,900          93
   Overseas Shipholding Group Inc.                    4,010          92
   Cleco Corp.                                        2,750          91
   Nordson Corp.                                      1,980          91
-  Alaska Air Group, Inc.                             2,990          90
   Horace Mann Educators Corp.                        4,870          90
-  Apria Healthcare Group Inc.                        6,170          89
-  Quorum Health Group, Inc.                          8,600          87
   Granite Construction Co.                           3,200          86
   Modine Manufacturing Co.                           3,430          86
-  OfficeMax, Inc.                                   13,080          85
   Dreyer's Grand Ice Cream, Inc.                     3,300          85
-  The Neiman Marcus Group, Inc.
    Class B                                           3,000          83
-  STERIS Corp.                                       7,950          81
   AGCO Corp.                                         7,060          80
   Wellman, Inc.                                      3,950          78
   Public Service Co. of New Mexico                   4,960          78
-  The Neiman Marcus Group, Inc.
    Class A                                           2,800          78
   Church & Dwight, Inc.                              4,520          78
   Wausau-Mosinee Paper Corp.                         6,000          78
   Ferro Corp.                                        4,290          76
-  GTech Holdings Corp.                               4,060          75
-  Wisconsin Central
    Transportation Corp.                              6,060          74
   The Warnaco Group, Inc. Class A                    6,260          74
-  UCAR International, Inc.                           5,500          73
-  Covance, Inc.                                      6,740          72
   Ametek Aerospace Products Inc.                     3,750          72

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                     SHARES       (000)
-----------------------------------------------------------------------
-  Airgas, Inc.                                       8,580     $    71
   H.B. Fuller Co.                                    1,750          70
   Ogden Corp.                                        5,840          70
   CBRL Group, Inc.                                   6,970          70
   M.A. Hanna Co.                                     6,050          68
-  Perrigo Co.                                        8,610          65
   Arvin Industries, Inc.                             2,870          65
   J.M. Smucker Co. Class A                           3,520          65
   Bandag, Inc.                                       2,740          63
   Stewart Enterprises, Inc. Class A                 12,610          62
   Banta Corp.                                        3,320          61
-  Unifi, Inc.                                        6,770          60
   Ruddick Corp.                                      5,410          59
   Universal Corp.                                    3,870          58
-  PSS World Medical, Inc.                            8,580          58
   Bob Evans Farms, Inc.                              4,650          58
   Wallace Computer Services, Inc.                    4,880          58
   Chesapeake Corp. of Virginia                       1,940          57
   Flowserve Corp.                                    4,420          57
-  Policy Management Systems Corp.                    4,600          55
   P.H. Glatfelter Co.                                5,160          55
   J.B. Hunt Transport Services, Inc.                 3,990          55
   Black Hills Corp.                                  2,440          54
   Rollins, Inc.                                      3,540          53
-  Structural Dynamics
    Research Corp.                                    3,900          53
   A. Schulman Inc.                                   3,770          50
-  Navigant Consulting, Inc.                          4,500          49
-  Acuson Corp.                                       3,300          49
-  Albany International Corp.                         3,288          49
   Carpenter Technology Corp.                         2,340          49
   The Standard Register Co.                          3,600          46
-  Buffets Inc.                                       5,000          45
-  Lone Star Steakhouse
    & Saloon, Inc.                                    4,330          44
-  Sequa Corp. Class A                                1,110          44
-  Beverly Enterprises, Inc.                         11,630          43
   Gartner Group, Inc. Class A                        2,600          41
   Ryerson Tull, Inc.                                 2,640          41
   Lance, Inc.                                        3,830          41
   Stewart & Stevenson Services, Inc.                 3,610          41
   Arnold Industries, Inc.                            3,080          39
   Cleveland-Cliffs Iron Co.                          1,420          34
   International Multifoods Corp.                     2,410          32
   Ethyl Corp.                                       10,320          32
-  Burlington Industries, Inc.                        6,840          30
   NCH Corp.                                            660          30
-  MagnaTek, Inc.                                     3,150          29
   Heilig-Meyers Co.                                  7,060          28
-  Total Renal Care Holdings, Inc.                    7,790          24
-  Maxxam Inc.                                          780          22
   SIG Corp.                                            600          15
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $100,504)                                              113,692
-----------------------------------------------------------------------


------------------------------------------------------------------------
                                                     FACE        MARKET
                                                   AMOUNT        VALUE*
                                                    (000)         (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)
-----------------------------------------------------------------------
U.S. TREASURY BILL
(2) 5.70%, 4/27/2000                               $   50      $     50
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   6.12%, 4/3/2000                                    471           471
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $521)                                                      521
-----------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
   (COST $101,025)                                              114,213
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.1%)                        (1,277)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 8,185,998 outstanding
   $0.001 par value shares of beneficial
   interest (unlimited authorization)                          $112,936
=======================================================================

NET ASSET VALUE PER SHARE                                        $13.80
=======================================================================

*   See Note A in Notes to Financial Statements.
-   Non-Income-Producing Security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 101.1% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.

-----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                            $114,213
Receivables for Investment Securities Sold                        7,733
Other Assets--Note C                                                393
                                                                -------
   Total Assets                                                 122,339
                                                                -------
LIABILITIES
Payables for Investment Securities Purchased                     (9,004)
Other Liabilities                                                  (399)
                                                                -------
   Total Liabilities                                             (9,403)
                                                                -------
-----------------------------------------------------------------------
 NET ASSETS (100%)                                             $112,936
=======================================================================

-----------------------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------
                                                    AMOUNT          PER
                                                     (000)        SHARE
-----------------------------------------------------------------------
 Paid in Capital                                  $ 93,219       $11.39
 Undistributed Net
   Investment Income                                   263          .03
 Accumulated Net Realized Gains                      6,236          .76
 Unrealized Appreciation--Note F
   Investment Securities                            13,188         1.61
   Futures Contracts                                    30          .01
-----------------------------------------------------------------------
 NET ASSETS                                       $112,936       $13.80
=======================================================================

-----------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
GROWTH PORTFOLIO                                    SHARES        (000)
-----------------------------------------------------------------------
COMMON STOCKS (99.0%)
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY (11.5%)
-  America Online, Inc.                            635,100    $  42,710
   Wal-Mart Stores, Inc.                           435,600       24,176
   Home Depot, Inc.                                366,900       23,665
   Time Warner, Inc.                               176,500       17,650
   Gillette Co.                                    341,600       12,874
   The Walt Disney Co.                             177,500        7,344
-  Bed Bath & Beyond, Inc.                         139,600        5,497
-  Amazon.com, Inc.                                 80,800        5,414
-  Clear Channel
    Communications, Inc.                            45,900        3,170
                                                             ----------
                                                                142,500
                                                             ----------
CONSUMER STAPLES (7.5%)
   Procter & Gamble Co.                            390,200       21,949
   The Coca-Cola Co.                               465,700       21,859
   PepsiCo, Inc.                                   407,400       14,081
   CVS Corp.                                       374,800       14,078
   Colgate-Palmolive Co.                           208,600       11,760
   Walgreen Co.                                    292,600        7,534
-  The Kroger Co.                                  134,100        2,355
                                                             ----------
                                                                 93,616
                                                             ----------
FINANCIAL SERVICES (8.1%)
   American Express Co.                            104,200       15,519
   American International
    Group, Inc.                                    141,000       15,439
   MBNA Corp.                                      580,300       14,798
   State Street Corp.                              139,100       13,475
   Capital One Financial Corp.                     251,000       12,032
   Automatic Data Processing, Inc.                 248,800       12,005
   Paychex, Inc.                                   165,600        8,673
   Charles Schwab Corp.                             90,700        5,153
-  Concord EFS, Inc.                               180,950        4,151
                                                             ----------
                                                                101,245
                                                             ----------
HEALTH CARE (9.2%)
   Warner-Lambert Co.                              366,600       35,744
   Eli Lilly & Co.                                 341,700       21,527
   American Home Products Corp.                    294,200       15,776
   Schering-Plough Corp.                           315,500       11,595
-  Amgen, Inc.                                     179,200       10,998
   AstraZeneca Group PLC ADR                       173,900        7,043
   Johnson & Johnson                                89,200        6,250
-  Genentech, Inc.                                  31,900        4,849
                                                             ----------
                                                                113,782
                                                             ----------
MATERIALS & PROCESSING (0.6%)
-  Sealed Air Corp.                                 99,000        5,377
-  W.R. Grace & Co.                                161,800        2,053
                                                             ----------
                                                                  7,430
                                                             ----------
PRODUCER DURABLES (4.8%)
-  Applied Materials, Inc.                         368,800       34,759
   Nokia Corp. ADR                                 113,500       24,658
                                                             ----------
                                                                 59,417
                                                             ----------
TECHNOLOGY (43.0%)
   COMMUNICATIONS TECHNOLOGY (18.2%)
-  Cisco Systems, Inc.                           1,491,000      115,273
   Lucent Technologies, Inc.                       610,500       37,088
   Corning, Inc.                                    72,800       14,123
-  QUALCOMM, Inc.                                   92,600       13,826
-  JDS Uniphase Corp.                               90,800       10,947
-  Juniper Networks, Inc.                           31,500        8,302
-  Inktomi Corp.                                    40,300        7,859
-  CIENA Corp.                                      37,900        4,780
-  Brocade Communications
    Systems, Inc.                                   24,700        4,429
-  Redback Networks Inc.                            14,400        4,319
-  Sycamore Networks, Inc.                          33,300        4,296
   Computer Services

   SOFTWARE & SYSTEMS (8.3%)
-  Microsoft Corp.                                 606,300       64,419
-  Oracle Corp.                                    327,700       25,581
-  Veritas Software Corp.                           98,200       12,864

   COMPUTER TECHNOLOGY (7.9%)
-  EMC Corp.                                       352,800       44,100
-  Sun Microsystems, Inc.                          373,900       35,036
-  Dell Computer Corp.                             353,200       19,051

   ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.8%)
   Intel Corp.                                     358,000       47,234
   Texas Instruments, Inc.                         232,400       37,184
-  Broadcom Corp.                                   49,300       11,974

   ELECTRONICS--TECHNOLOGY (0.8%)
-  Solectron Corp.                                 262,800       10,528
                                                             ----------
                                                                533,213
                                                             ----------
UTILITIES (3.7%)
-  MCI WORLDCOM, INC.                              378,600       17,155
   SBC Communications Inc.                         267,900       11,252
-  Comcast Corp.-Special Class A                   257,100       11,152
-  Level 3 Communications, Inc.                     63,400        6,705
                                                             ----------
                                                                 46,264
                                                             ----------
OTHER (10.6%)
   General Electric Co.                            478,100       74,195
   Monsanto Co.                                    586,200       30,189
   Tyco International Ltd.                         364,600       18,184
   Illinois Tool Works, Inc.                       167,500        9,254
                                                             ----------
                                                                131,822
                                                             ----------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $743,351)                                            1,229,289
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.4%)
-----------------------------------------------------------------------
Sealed Air Corp. $2.00 Cvt. Pfd.
   (COST $3,779)                                    94,800        4,924
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)

-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000                                 $14,944       14,944
   6.14%, 4/3/2000--Note G                           3,591        3,591
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $18,535)                                                18,535
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
   (COST $765,665)                                            1,252,748
-----------------------------------------------------------------------

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
---------------------------------------------------------
Other Assets--Note C                           $    5,483
Liabilities--Note G                               (16,992)
                                                 --------
                                                  (11,509)
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
Applicable to 35,792,589 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)          $1,241,239
=========================================================

NET ASSET VALUE PER SHARE                          $34.68
=========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.


------------------------------------------------------
                                   AMOUNT          PER
                                    (000)        SHARE
------------------------------------------------------
AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------
Paid in Capital                  $  684,573     $19.13
Undistributed Net
 Investment Income                    1,398        .04
Accumulated Net Realized Gains       68,185       1.90
Unrealized Appreciation--Note F     487,083      13.61
------------------------------------------------------
NET ASSETS                       $1,241,239     $34.86
======================================================



-------------------------------------------------------------------------------
                                                   MARKET
SMALL COMPANY                                      VALUE*
GROWTH PORTFOLIO                    SHARES          (000)
-------------------------------------------------------------------------------
COMMON STOCKS (85.2%)
-------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.2%)
   Tidewater Inc.                   106,000       $ 3,372
   Oshkosh Truck Corp.               78,500         2,438
   Wabash National Corp.            170,000         2,369
-  Heartland Express, Inc.          160,750         2,258
-  Covenant Transport, Inc.         119,500         1,897
   C.H. Robinson Worldwide, Inc.     37,000         1,378
-  M.S. Carriers, Inc.               57,000         1,339
-  Swift Transportation Co., Inc.    61,250         1,256
   Polaris Industries, Inc.          30,000           904
   Werner Enterprises, Inc.          44,000           748
-  Knight Transportation, Inc.       35,000           612
                                                  --------
                                                   18,571
                                                  --------
CONSUMER DISCRETIONARY (14.9%)
-  Linens 'n Things, Inc.           234,000         8,014
-  Jones Apparel Group, Inc.        169,000         5,387
-  Latitude Communications, Inc.    148,000         3,885
-  Learning Tree International,
    Inc.                            104,500         3,710
   Regis Corp.                      237,000         3,511
-  Williams Sonoma, Inc.            106,200         3,292
-  ValueVision International, Inc.
    Class A                          76,000         3,145
-  The Corporate Executive
    Board Co.                        61,000         3,096
-  Nautica Enterprises, Inc.        225,000         2,644
-  MP3.com, Inc.                    125,800         2,642
-  NCO Group, Inc.                   74,000         2,363
-  Championship Auto Racing
    Teams, Inc.                     100,000         2,200
-  Ames Department Stores, Inc.      89,500         2,198
-  Vans, Inc.                       135,000         2,177
-  Insight Communications Co., Inc. 100,000         2,063
-  BJ's Wholesale Club, Inc.         44,500         1,719
-  Wink Communications, Inc.         50,000         1,669
-  Collectors Universe, Inc.        230,000         1,495
   Dover Downs Entertainment, Inc.  117,000         1,492
-  New Horizons Worldwide, Inc.      76,500         1,358
-  Brightpoint, Inc.                110,000         1,347
-  DAMARK International, Inc.        35,000         1,334
-  Rent-A-Center, Inc.               76,000         1,140
-  Too Inc.                          31,000           978
-  eMerge Interactive, Inc.          28,000           843
   Oneida Ltd.                       43,000           833
   Tupperware Corp.                  34,000           538
-  On Command Corp.                  35,000           525
-  ShopKo Stores, Inc.               25,000           444
                                                  --------
                                                   66,042
                                                  --------
CONSUMER STAPLES (1.3%)
-  Rexall Sundown, Inc.             358,500         5,064
   Fleming Cos., Inc.                63,000           949
                                                  --------
                                                    6,013
                                                  --------
ENERGY (4.5%)
-  Core Laboratories N.V.           210,000         6,103
-  Hanover Compressor Co.            85,400         4,857
-  Marine Drilling Co., Inc.        133,500         3,663
-  Chieftain International, Inc.    135,000         2,717
   St. Mary Land & Exploration Co.   62,500         1,867
   Carbo Ceramics Inc.               30,000           844
                                                  --------
                                                   20,051
                                                  --------
FINANCIAL SERVICES (9.0%)
-  Investment Technology
    Group, Inc.                     193,554         6,823
   Equity Residential Properties
    Trust REIT                      167,000         6,711
   Sun Communities, Inc. REIT       196,300         5,668
-  Concord EFS, Inc.                204,561         4,692
   Dain Rauscher Corp.               52,000         3,429
   Manufactured Home
    Communities, Inc. REIT          112,000         2,590
   Jefferies Group, Inc.            106,000         2,425
   Federal Realty Investment
    Trust REIT                      112,500         2,173
   Saul Centers, Inc. REIT          124,900         2,014
   First Washington Realty
    Trust, Inc. REIT                106,700         1,981
   Fidelity National Financial, Inc. 91,400         1,262
                                                  --------
                                                   39,768
                                                  --------
HEALTH CARE (15.4%)
-  Vertex Pharmaceuticals, Inc.     125,000         5,852
-  Chiron Corp.                      90,000         4,489
-  Forest Laboratories, Inc.         53,000         4,478
-  BioChem Pharma Inc.              200,000         4,425
-  Regeneron
    Pharmaceuticals, Inc.           122,000         3,607
-  Cytyc Corp.                       74,000         3,570
-  United Therapeutics Corp.         45,500         3,538
-  Genzyme Corp.                     69,500         3,484
   Arrow International, Inc.        107,000         3,357
   DENTSPLY International Inc.      115,000         3,263
-  Medarex, Inc.                     64,500         3,241
-  Millennium Pharmaceuticals, Inc.  21,132         2,745
-  Abgenix, Inc.                     19,800         2,735
-  Human Genome Sciences, Inc.       31,200         2,591
-  Cell Genesys, Inc.               114,850         2,448
-  PE Corp. - Celera
    Genomics Group                   25,900         2,371
-  Cubist Pharmaceuticals, Inc.      51,000         2,136
-  Acuson Corp.                     110,000         1,629
-  Isis Pharmaceuticals, Inc.       106,000         1,491
-  Transkaryotic Therapies, Inc.     25,000         1,391
-  Protein Design Labs, Inc.         16,500         1,312
-  Cephalon, Inc.                    32,000         1,200
-  Onyx Pharmaceuticals, Inc.        85,000         1,185
   Bindly Western Industries, Inc.   81,000         1,098
-  Ribozyme Pharmaceuticals, Inc.    10,500           266
-  Beverly Enterprises, Inc.         60,000           221
-  Orapharma Inc.                     6,600           122
-  Patterson Dental Co.                 100             4
                                                  --------
                                                   68,249
                                                  --------
MATERIALS & PROCESSING (2.6%)
-  Trex Co., Inc.                    90,000         3,443
-  AG Services of America, Inc.     100,000         2,425
-  U.S. Plastic Lumber Corp.        261,000         2,414
   Polymer Group, Inc.              163,500         2,085
-  Uniroyal Technology Corp.         30,000         1,410
                                                  --------
                                                   11,777
                                                  --------


-------------------------------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
-------------------------------------------------------------------------------
PRODUCER DURABLES (10.7%)
-  Mettler-Toledo International
    Inc.                            155,100      $  6,349
-  AstroPower, Inc.                 162,000         5,235
-  Waters Corp.                      52,000         4,953
-  Zygo Corp.                        78,700         3,797
-  American Power Conversion Corp.   88,000         3,773
-  Plantronics, Inc.                 39,700         3,700
-  Polycom, Inc.                     39,000         3,088
   Clayton Homes Inc.               299,000         3,027
-  Adaptive Broadband Corp.          48,000         2,568
-  SpectraLink Corp.                135,000         2,430
-  MKS Instruments, Inc.             46,000         2,323
   Cohu, Inc.                        51,500         2,147
-  Palm Harbor Homes, Inc.          103,953         1,598
   Lindsay Manufacturing Co.         70,050         1,200
-  Rayovac Corp.                     46,000         1,070
                                                  --------
                                                   47,258
                                                  --------

TECHNOLOGY (22.6%)
-  Burr-Brown Corp.                 170,250         9,257
-  SeaChange International, Inc.     95,600         5,891
-  Macrovision Corp.                 68,000         5,856
-  Remedy Corp.                     130,000         5,476
-  Internet Pictures Corp.          156,000         5,294
-  Sybase, Inc.                     236,500         4,804
-  Marimba, Inc.                    103,000         4,545
-  Entrust Technologies, Inc.        51,000         4,339
-  Oak Technology, Inc.             205,500         3,956
-  Western Digital Corp.            525,000         3,905
-  Acxiom Corp.                      97,500         3,242
-  Exchange Applications, Inc.       60,000         3,175
   Keithley Instruments Inc.         65,000         3,096
-  Moldflow Corp.                   167,000         2,829
-  CAIS Internet, Inc.              110,000         2,661
-  Saga Systems, Inc.                74,000         2,646
-  Verity, Inc.                      64,500         2,628
-  Maxtor Corp.                     200,000         2,587
-  ISS Group, Inc.                   21,700         2,528
-  Aspect Development, Inc.          35,500         2,285
-  Quantum Corp.-Hard Disk Drive    200,000         2,250
-  Internet.com Corp.                45,000         1,884
-  iVillage Inc.                    115,000         1,802
-  Optimal Robotics Corp.            33,000         1,551
-  AVANT! CORP.                     119,500         1,494
-  BSQUARE Corp.                     58,800         1,301
-  Trimble Navigation Ltd.           49,600         1,277
-  DSET Corp.                        68,500         1,263
-  Hutchinson Technology, Inc.       70,000         1,234
-  RealNetworks, Inc.                20,000         1,139
-  Del Global Technologies Corp.    120,000         1,020
-  Diversinet Corp.                  50,000           894
   BEI Technologies, Inc.            48,800           863
-  QAD Inc.                          62,000           550
-  RSA Security Inc.                  6,500           337
-  Net Perceptions, Inc.              5,100           188
-  Maxwell Technologies, Inc.        13,500           186
-  White Pine Software, Inc.          3,000           108
                                                  --------
                                                  100,341
                                                  --------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $308,746)                                378,070
-------------------------------------------------------------------------------



                                       FACE        MARKET
                                     AMOUNT        VALUE*
                                       (000)        (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   6.12%, 4/3/2000                  $61,180       $61,180
   6.14%, 4/3/2000--Note G           16,195        16,195
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $77,375)                                  77,375
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
   (COST $386,121)                                455,445
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
-------------------------------------------------------------------------------
Other Assets--Note C                               10,448
Security Lending Collateral
   Payable to Brokers--Note G                     (16,195)
Other Liabilities                                  (6,043)
                                                  --------
                                                  (11,790)
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 20,284,823 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)            $443,655
===============================================================================
NET ASSET VALUE PER SHARE                          $21.87
-------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.
-------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
                                     AMOUNT        PER
                                      (000)        SHARE
-------------------------------------------------------------------------------
 Paid in Capital                   $281,823        $13.89
 Undistributed Net
   Investment Income                  1,113           .05
 Accumulated Net
   Realized Gains                    91,395          4.51
 Unrealized Appreciation--Note F     69,324          3.42
-------------------------------------------------------------------------------
 NET ASSETS                        $443,655        $21.87
===============================================================================



-------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE*
INTERNATIONAL PORTFOLIO               SHARES        (000)
-------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
-------------------------------------------------------------------------------
AUSTRALIA (0.2%)
   Broken Hill Proprietary Co. Ltd.  66,000        $  715
                                                  --------
BRAZIL (1.9%)
-  Telecomunicacoes de
    Sao Paulo SA                     82,000         2,434
   Tele Celular Sul
    Participacoes ADR                38,000         1,900
   Tele Centro Sul
    Participacoes ADR                20,600         1,669
   Petroleo Brasileiro SA Pfd.    4,550,000         1,237
   Telesp Participacoes SA Pfd.  22,481,795           663
                                                  --------
                                                    7,903
                                                  --------
DENMARK (0.4%)
   Den Danske Bank A/S               16,000         1,676
                                                  --------

FINLAND (2.0%)
   Nokia Oyj                         39,000         8,247
                                                  --------

FRANCE (14.3%)
   Total Fina SA B Shares            84,148        12,601
   Vivendi                          100,000        11,530
   Suez Lyonnaise des Eaux           45,600         7,837
   Canal Plus SA                     32,000         7,043
   Alcatel                           29,000         6,363
   Thomson-CSF SA                   130,000         5,287
   Bouygues SA                        3,470         2,749
   Aventis SA                        31,507         1,715
   AXA                               11,473         1,626
   Accor SA                          36,000         1,412
   STMicroelectronics                 5,500         1,010
-  Vivendi Warrants Exp. 2/5/2001    18,200            98
                                                  --------
                                                   59,271
                                                  --------
GERMANY (3.2%)
   SAP AG Pfd.                        7,000         4,983
   Deutsche Telekom AG               51,000         4,099
   Viag AG                          124,800         2,515
   Muenchener
    Rueckversicherungs-
    Gesellschaft AG (Registered)      3,000           933
   Buderus AG                        39,000           657
-  Infineon Technologies AG           2,500           136
                                                  --------
                                                   13,323
                                                  --------
HONG KONG (2.4%)
-  China Telecom (Hong Kong) Ltd.   400,000         3,506
   Hutchison Whampoa Ltd.           158,000         2,851
   Cheung Kong Holdings Ltd.        105,000         1,571
   Swire Pacific Ltd. A Shares      248,500         1,283
   Sun Hung Kai Properties Ltd.      66,000           572
   Johnson Electric Holdings Ltd.    45,500           311
-  Sunevision Holdings Ltd.             471             1
                                                  --------
                                                   10,095
                                                  --------
IRELAND (1.3%)
-  Elan Corp. PLC ADR                77,000         3,658
   Bank of Ireland PLC              250,000         1,770
                                                  --------
                                                    5,428
                                                  --------

ITALY (4.6%)
-  Olivetti SpA                   1,954,080         7,012
   Telecom Italia Mobile SpA        550,000         6,747
   Banca di Roma SpA              2,080,000         2,295
   Fiat SpA                          57,800         1,524
-  Tecnost SpA                      347,580         1,314
                                                  --------
                                                   18,892
                                                  --------
JAPAN (18.0%)
   MURATA MANUFACTURING CO., LTD.    60,000        14,596
   Fuji Photo Film Co., Ltd.        231,000        10,180
   Takeda Chemical Industries Ltd.  124,000         8,826
   Nippon Telegraph and
    Telephone Corp.                     384         6,103
   Matsushita Electric
    Industrial Co., Ltd.            159,000         4,759
   Mabuchi Motor Co.                 32,000         3,401
   Tokyo Electron Ltd.               19,599         2,962
   Nippon Television Network Corp.    3,700         2,630
   Sumitomo Electric Industries
    Ltd.                            180,000         2,539
   Mitsui & Co., Ltd.               280,000         2,266
   Toho Co., Ltd.                     8,200         2,203
   East Japan Railway Co.               355         1,841
   TDK Corp.                         13,000         1,772
   Mitsubishi Corp.                 192,000         1,743
   Yamanouchi
    Pharmaceuticals Co., Ltd.        27,000         1,479
   Sony Corp.                        10,000         1,414
   Fujitsu Ltd.                      44,000         1,351
-  Dowa Fire & Marine
    Insurance Co.                   500,000         1,292
   Tokio Marine & Fire
    Insurance Co.                    90,000           926
   Hirose Electric Co., Ltd.          5,700           805
-  Yasuda Fire & Marine
    Insurance Co.                   143,000           648
   Toppan Printing Co., Ltd.         57,000           639
   Kuraray Co., Ltd.                 36,000           329
                                                  --------
                                                   74,704
                                                  --------
MALAYSIA (1.2%)
   Tenaga Nasional Bhd.             596,041         2,008
   Genting Bhd.                     317,700         1,321
   Malayan Banking Bhd.             211,000           927
   Telekom Malaysia Bhd.            207,500           852
                                                  --------
                                                    5,108
                                                  --------
MEXICO (1.5%)
-  Telefonos de Mexico SA
    Class L ADR                      39,000         2,613
-  Grupo Televisa SA GDR             22,900         1,557
-  Cemex SA de CV ADR                37,504           849
   Fomento Economico
    Mexicano SA de CV               182,000           817
-  Grupo Bimbo SA                    98,500           164
-  Cemex SA de CV ADR Warrants
    Exp. 12/13/2002                   2,344             8
                                                  --------
                                                    6,008
                                                  --------
NETHERLANDS (9.1%)
   Philips Electronics NV            79,260        13,318
   ING Groep NV                     197,099        10,675
-  Getronics NV                      65,283         4,991
   TNT Post Group NV                108,000         2,425


-------------------------------------------------------------------------------
                                                   MARKET
                                                    VALUE*
                                     SHARES          (000)
-------------------------------------------------------------------------------
   Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit NV                         41,000         2,415
   Heineken NV                       40,300         2,154
-  Equant NV                         10,900           904
   Oce NV                            33,000           448
-  Versatel Telecom
    International NV                  7,000           324
                                                  --------
                                                   37,654
                                                  --------
SINGAPORE (1.7%)
-  DBS Group Holdings Ltd.          148,864         1,967
   United Overseas Bank Ltd.        249,216         1,530
   City Developments Ltd.           334,000         1,513
   Singapore Press Holdings Ltd.     81,138         1,295
   Singapore Airlines Ltd.           57,000           533
                                                  --------
                                                    6,838
                                                  --------
SOUTH KOREA (4.4%)
   Samsung Electronics Co., Ltd.     45,617        13,826
   Korea Electric Power Corp.        72,700         2,072
-  Korea Telephone Warrants
    Exp. 5/22/2000                    8,500           753
   Kookmin Bank                      69,500           704
   Shinhan Bank Co.                  47,500           509
-  Korea Telecom Corp. ADR            7,400           324
                                                  --------
                                                   18,188
                                                  --------
SPAIN (1.0%)
   Bankinter SA                      30,000         1,892
   Endesa SA                         72,000         1,651
   Altadis SA                        38,000           502
                                                  --------
                                                    4,045
                                                  --------
SWEDEN (3.3%)
-  LM Ericsson Telephone
    AB B Shares                      60,000         5,271
   Skandia Forsakrings AB            87,000         4,118
   Svenska Handelsbanken
    A Shares                        210,000         2,589
   Investor AB                      120,000         1,875
                                                  --------
                                                   13,853
                                                  --------
SWITZERLAND (3.5%)
   ABB Ltd.                          49,000         5,629
   Novartis AG (Registered)           2,640         3,611
   UBS AG                            11,400         2,996
   Compagnie Financiere
    Richemont AG                        570         1,448
   Clariant AG                        1,800           678
                                                  --------
                                                   14,362
                                                  --------
TAIWAN (3.3%)
-  United Microelectronics
    Warrants Exp. 2/12/2001       1,011,000         3,913
-  Asustek Computer Inc.
    Warrants Exp.  2/12/2001        150,000         1,874
-  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 1/29/2001                  255,000         1,715
-  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 4/25/2000                  179,129         1,481
-  Honhai Precision Warrants
    Exp. 2/15/2001                  117,000         1,354
-  Honhai Precision Warrants
    Exp. 3/5/2001                    94,000         1,090
-  Far East Textiles Warrants
    Exp. 8/11/2000                  482,000           998
-  Honhai Precision Warrants
    Exp. 8/11/2000                   54,000           625
-  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 2/15/2001                   75,000           504
-  Asustek Computer Inc. Warrants
    Exp.  6/21/2000                  24,000           300
                                                  --------
                                                   13,854
                                                  --------
UNITED KINGDOM (18.5%)
   Vodafone Airtouch PLC          3,189,500        17,732
   Standard Chartered PLC           372,500         5,078
   Kingfisher PLC                   569,030         4,675
   Bass PLC                         337,000         4,242
   Tesco PLC                      1,210,000         4,029
-  British Sky Broadcasting
    Group PLC                       151,000         3,999
   New Dixons Group PLC             816,000         3,778
   Centrica PLC                     934,000         3,568
   British Telecommunications PLC   189,000         3,543
   Rolls-Royce PLC                  902,000         2,925
   Allied Zurich PLC                232,000         2,548
   Boots Co. PLC                    265,000         2,271
   United News & Media PLC          157,000         2,065
   Scottish & Newcastle PLC         264,000         1,844
   BP Amoco PLC                     192,000         1,757
   Electrocomponents PLC            166,000         1,683
   Reckitt Benckiser PLC            174,000         1,655
   Provident Financial PLC          167,000         1,485
   Cable and Wireless PLC            78,000         1,466
   Airtours PLC                     203,300         1,092
   Marconi PLC                       81,000           968
   Tomkins PLC                      296,000           946
   IMI PLC                          244,000           884
-  Telewest Communications PLC      112,560           865
-  Arm Holdings PLC                  12,000           725
   Bodycote International PLC       191,000           662
   Johnson Matthey PLC               28,000           320
                                                  --------
                                                   76,805
                                                  --------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $262,585)                                396,969
-------------------------------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
COLLATERALIZED BY U.S. GOVERNMENT
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000                  $18,355       $18,355
   6.14%, 4/3/2000--Note G           43,004        43,004
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $61,359)                                  61,359
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.6%)
   (COST $323,944)                                458,328
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE*
INTERNATIONAL PORTFOLIO                              (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.6%)
-------------------------------------------------------------------------------
Other Assets--Note C                              $ 2,959
Security Lending Collateral
   Payable to Brokers--Note G                     (43,004)
Other Liabilities                                  (3,958)
                                                  --------
                                                  (44,003)
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 21,482,950 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                     $414,325
===============================================================================

NET ASSET VALUE PER SHARE                          $19.29
===============================================================================


*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


-------------------------------------------------------------------------------
                                     AMOUNT           PER
                                       (000)        SHARE
-------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
 Paid in Capital                    $276,894       $12.89
 Undistributed Net
   Investment Income--Note E           1,010          .05
 Accumulated Net
   Realized Gains--Note E              4,469          .21
 Unrealized Appreciation
   (Depreciation)--Note F
   Investment Securities             134,384         6.25
   Foreign Currencies and
    Forward Currency Contracts        (2,432)        (.11)
-------------------------------------------------------------------------------
 NET ASSETS                         $414,325       $19.29
===============================================================================

-------------------------------------------------------------------------------
                                                   MARKET
                                                   VALUE*
 REIT INDEX PORTFOLIO                SHARES         (000)
-------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (97.2%)
-------------------------------------------------------------------------------
   Equity Office Properties Trust
    REIT                              60,710         1,525
   Equity Residential Properties
    Trust REIT                        30,544         1,227
   Simon Property Group, Inc. REIT    41,890         1,005
   ProLogis Trust REIT                39,110           753
   Spieker Properties, Inc. REIT      15,600           694
   Public Storage, Inc. REIT          33,046           694
   Vornado Realty Trust REIT          20,590           690
   Archstone Communities Trust REIT   33,510           668
   Apartment Investment &
    Management Co. Class A REIT       15,970           610
   Duke Realty
    Investments, Inc. REIT            30,378           581
   Avalonbay
    Communities, Inc. REIT            15,700           575
   Kimco Realty Corp. REIT            14,560           546
   Cornerstone Properties, Inc. REIT  31,170           544
   Boston Properties, Inc. REIT       16,200           515
   Crescent Real Estate, Inc. REIT    28,800           504
   Host Marriott Corp. REIT           54,900           487
   AMB Property Corp. REIT            21,000           452
   Liberty Property Trust REIT        16,300           390
   Post Properties, Inc. REIT          9,400           379
   General Growth Properties
    Inc. REIT                         12,300           374
   Rouse Co. REIT                     17,350           367
   Mack-Cali Realty Corp. REIT        13,950           356
   CarrAmerica Realty Corp. REIT      16,150           341
   Arden Realty Group, Inc. REIT      15,350           321
   Highwood Properties, Inc. REIT     14,810           315
   Franchise Finance Corp. of
    America REIT                      13,400           312
   New Plan Excel Realty Trust REIT   21,300           293
   Cousins Properties, Inc. REIT       7,900           291
   Regency Realty Corp. REIT          14,400           284
   FelCor Lodging Trust, Inc. REIT    16,000           283
   HRPT Properties Trust REIT         31,900           277
   BRE PROPERTIES INC. CLASS A REIT   10,600           274
   Hospitality Properties Trust REIT  13,400           271
   Camden Property Trust REIT          9,500           257
   United Dominion Realty Trust REIT  24,700           249
   First Industrial Realty Trust REIT  9,100           248
   Westfield America, Inc. REIT       17,580           238
   Weingarten Realty Investors REIT    6,400           235
   Storage USA, Inc. REIT              6,600           202
   Prentiss Properties Trust REIT      9,000           201
   Reckson Associates Realty
    Corp. REIT                        10,700           201
   Developers Diversified Realty
    Corp. REIT                        14,350           199
   MeriStar Hospitality Corp. REIT    11,400           199
   Federal Realty Investment
    Trust REIT                         9,900           191
   Shurgard Storage Centers, Inc.
    Class A REIT                       7,200           188
   Cabot Industrial Trust REIT        10,000           186
   CenterPoint Properties Corp. REIT   5,000           182
   Chateau Communities, Inc. REIT      6,900           176
   Charles E. Smith Residential
    Realty, Inc. REIT                  4,840           175
   The Macerich Co. REIT               8,100           167
   Essex Property Trust, Inc. REIT     4,500           162
   Brandywine Realty Trust REIT        9,300           159
   Taubman Co. REIT                   13,200           147
   Kilroy Realty Corp. REIT            6,770           143
   SL Green Realty Corp. REIT          5,900           140
   Gables Residential Trust REIT       6,100           137
   Manufactured Home
    Communities, Inc. REIT             5,800           134
   Colonial Properties Trust REIT      5,500           131
   Summit Properties, Inc. REIT        6,800           130
   Urban Shopping Centers, Inc. REIT   4,400           128
   Realty Income Corp. REIT            6,600           127
   Washington REIT                     8,300           125
   Sun Communities, Inc. REIT          4,300           124
   Home Properties of
    New York, Inc. REIT                4,600           123
   PS Business Parks, Inc. REIT        5,800           118
   CBL & Associates
    Properties, Inc. REIT              5,710           117
   Chelsea GCA Realty, Inc. REIT       4,000           116
   Glenborough Realty Trust, Inc. REIT 7,700           112
   Koger Equity, Inc. REIT             6,200           107
   Mills Corp. REIT                    5,900           106
   Cornerstone Realty Income
    Trust, Inc. REIT                   9,800           106
   Mid-America Apartment
    Communities, Inc. REIT             4,500           101
   Bradley Real Estate Inc. REIT       5,800            99
   Pan Pacific Retail
    Properties, Inc. REIT              5,300            98
   Alexandria Real Estate
    Equities, Inc. REIT                3,200            96
   Pacific Gulf Properties, Inc. REIT  4,700            92
   Bedford Property
    Investors, Inc. REIT               5,700            92
   JDN Realty Corp. REIT               8,600            89
   AMLI Residential
    Properties Trust REIT              4,300            88
   EastGroup Properties, Inc. REIT     3,900            84
   Glimcher Realty Trust REIT          6,000            81
   Commercial Net Lease Realty REIT    7,600            79
   Innkeepers USA Trust REIT           8,900            72
   Parkway Properties Inc. REIT        2,400            71
   JP Realty Inc. REIT                 3,900            69
   Equity Inns, Inc. REIT              9,700            66
   Prison Realty Trust, Inc. REIT     22,700            65
   Capital Automotive REIT             5,400            65
   IRT Property Co. REIT               7,900            63
   Sovran Self Storage, Inc. REIT      3,100            63
   RFS Hotel Investors, Inc. REIT      5,800            62
   Town & Country Trust REIT           3,700            62
   American Industrial
    Properties REIT                    5,000            59
   National Golf Properties, Inc. REIT 2,800            59
   Great Lakes, Inc. REIT              3,700            56
   Prime Group Realty Trust REIT       3,900            56
   Boykin Lodging Co. REIT             4,500            53
   Pennsylvania REIT                   3,200            52
   Burnham Pacific
    Properties, Inc. REIT              7,300            52


-------------------------------------------------------------------------------
                                                   MARKET
                                                   VALUE*
REIT INDEX PORTFOLIO                 SHARES         (000)
-------------------------------------------------------------------------------
   Saul Centers, Inc. REIT            3,100            50
   Entertainment Properties Trust
    REIT                              3,600            47
   Lexington Corporate Properties
    Trust REIT                        4,310            44
   U.S. Restaurant Properties,
    Inc. REIT                         3,400            44
   LaSalle Hotel Properties REIT      3,500            44
   Konover Property Trust, Inc. REIT  7,800            43
   Center Trust, Inc. REIT            6,600            42
   Investors Real Estate Trust REIT   5,300            42
   Associated Estates Realty
    Corp. REIT                        5,200            42
   First Washington Realty
    Trust, Inc. REIT                  2,200            41
   Tanger Factory Outlet
    Centers, Inc. REIT                2,100            40
   Western Properties Trust REIT      3,900            40
   Mission West Properties
    Inc. REIT                         4,400            38
   Crown American Realty
    Trust REIT                        6,950            37
   Reckson Associates Realty
    Corp. Class B REIT                1,756            36
   Mid Atlantic Realty Trust REIT     3,500            32
   Corporate Office Properties
    Trust, Inc. REIT                  3,900            32
   Winston Hotels, Inc. REIT          4,100            32
   Grove Property Trust REIT          2,100            27
   Golf Trust of America, Inc. REIT   1,630            27
   Phillips International Realty
    Corp. REIT                        1,600            27
   Equity One, Inc. REIT              2,600            24
   Ramco-Gershenson Properties
    Trust REIT                        1,600            23
   Captec Net Lease Realty, Inc. REIT 2,700            23
   Prime Retail, Inc. REIT            8,900            19
   Correctional Properties Trust REIT 1,600            19
   Jameson Inns, Inc. REIT            2,700            18
   Kranzco Realty Trust REIT          2,000            17
   Public Storage, Inc. REIT-
    Depositary Shares A                 849            17
   TARRAGON REALTY INVESTORS INC.
    REIT                              1,600            16
-  Interstate Hotels Corp. REIT         876             3
-------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (COST $28,192)                                  26,414
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.12%, 4/3/2000
   (COST $718)                         $718           718
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $28,910)                                  27,132
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------------
Other Assets--Note C                                  277
Liabilities                                          (244)
                                                  --------
                                                       33
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 2,775,685 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                      $27,165
===============================================================================
NET ASSET VALUE PER SHARE                           $9.79
===============================================================================
* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------
 AT MARCH 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
-------------------------------------------------------------------------------
 Paid in Capital                     $28,128       $10.14
 Undistributed Net
   Investment Income                     788          .28
 Accumulated Net Realized Gains           27          .01
 Unrealized Depreciation--Note F      (1,778)        (.64)
-------------------------------------------------------------------------------
 NET ASSETS                          $27,165       $ 9.79
===============================================================================

F642-052000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.



                                       48